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PACIFIC SELECT
ESTATE MAXIMIZER                           PROSPECTUS MAY 1, 1999

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                                           Pacific Select Estate Maximizer is a modified single premium variable life insurance policy issued by Pacific Life Insurance Company. In Texas, this Policy is called a flexible premium variable life insurance policy.


This Policy is not available in            This prospectus provides information that you should know before buying a Policy. It's
all states. This prospectus is             accompanied by a current prospectus for the Pacific Select Fund, a Fund that provides the
not an offer in any state or               underlying Portfolios for the Variable Investment Options offered under the Policy.
jurisdiction where we're not               Please read these prospectuses carefully and keep them for future reference.
legally permitted to offer the
Policy.                                    Here's a list of all the Investment Options available under your Policy:

The Policy is described in detail          VARIABLE INVESTMENT OPTIONS
in this prospectus. The Pacific
Select Fund is described in its            Money Market            Large-Cap Value
prospectus and in its Statement            High Yield Bond         Mid-Cap Value
of Additional Information (SAI).           Managed Bond            Equity
No one has the right to describe           Government Securities   Bond and Income
the Policy or the Pacific Select           Growth                  Equity Index
Fund any differently than they             Aggressive Equity       Small-Cap Index
have been described in these               Growth LT               REIT
documents.                                 Equity Income           International
                                           Multi-Strategy          Emerging Markets
You should be aware that the
Securities and Exchange                    FIXED OPTION
Commission (SEC) has not reviewed
the Policy for its investment              Fixed Account
merit, and does not guarantee
that the information in this
prospectus is accurate or
complete. It's a criminal offense
to say otherwise.

This policy will usually be a
modified endowment contract. Any
loan, surrender or withdrawal may
be subject to income tax and a 10%
penalty tax.
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YOUR GUIDE TO THIS PROSPECTUS

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Terms Used in This Prospectus                                         3     Performance Information                               30
-----------------------------------------------------------------------     --------------------------------------------------------
An Overview of Pacific Select Estate Maximizer                        4     The Fixed Account                                     31
-----------------------------------------------------------------------     General Description                                   31
Information about Pacific Life, the Separate Account, and the Fund   11     Transfers, Surrenders, Withdrawals, and Policy Loans  32
Pacific Life Insurance Company                                       11     --------------------------------------------------------
Pacific Select Exec Separate Account                                 11     More about the Policy                                 32
The Pacific Select Fund                                              12     Ownership                                             32
The Investment Adviser and Portfolio Managers                        14     Beneficiary                                           32
-----------------------------------------------------------------------     The Contract                                          32
The Policy                                                           14     Payments                                              33
Application for a Policy                                             14     Assignment                                            33
Premiums                                                             14     Errors on the Application                             33
Additional Premium Payments                                          14     Incontestability                                      33
Allocation of Premiums                                               15     Payment in Case of Suicide                            33
Portfolio Rebalancing                                                15     Dividends                                             33
Dollar Cost Averaging Option                                         16     Policy Illustrations                                  33
Transfer of Accumulated Value                                        16     Payment Plan                                          34
Death Benefit                                                        17     Optional Insurance Benefits and Other Policies        34
Policy Values                                                        18     Retirement Income Strategy Using Life Insurance       34
Determination of Accumulated Value                                   19     Risks Regarding Retirement Income Strategy
Policy Loans                                                         19       Using Life Insurance                                34
Duration of Contract                                                 20     Distribution of the Policy                            35
Surrender                                                            20     --------------------------------------------------------
Partial Withdrawals                                                  20     More about Pacific Life                               36
Right to Examine a Policy--Free-Look Right                           21     Management                                            36
Lapse                                                                21     State Regulation                                      38
Reinstatement                                                        22     Telephone Transfer and Loan Privileges                38
Last Survivor Policies                                               22     Legal Proceedings                                     38
-----------------------------------------------------------------------     Legal Matters                                         38
Charges and Deductions                                               22     Registration Statement                                38
Load from Premiums                                                   22     Preparation for the Year 2000                         39
Surrender Charge                                                     22     Independent Auditors                                  39
Deductions from Accumulated Value                                    23     Financial Statements                                  39
Other Charges                                                        24     --------------------------------------------------------
Guarantee of Certain Charges                                         24     Illustrations                                         85
Variations in Charges                                                24     --------------------------------------------------------
Usage                                                                25     Appendix                                              95
-----------------------------------------------------------------------     --------------------------------------------------------
Other Information                                                    25     Where to Go for More Information              Back Cover
Federal Income Tax Considerations                                    25
Charge for our Income Taxes                                          28
Voting of Fund Shares                                                28
Disregard of Voting Instructions                                     29
Confirmation Statements and Other Reports to Owners                  29
Substitution of Investments                                          29
Replacement of Life Insurance or Annuities                           30
Changes to Comply with Law                                           30
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TERMS USED IN THIS PROSPECTUS

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Some of the terms we've used in                     Monthly Payment Date - The day each month
this prospectus may be new to you.                  on which monthly deductions and charges
We've identified them in this                       are assessed against the Accumulated Value.
prospectus by capitalizing the first                The first Monthly Payment Date is the
letter of each word. You'll find an                 Policy Date.
explanation of what they mean below.
                                                    Net Cash Surrender Value - The Cash
In this prospectus, Owner, you and                  Surrender Value less Policy Debt.
your mean the Policyholder or Policy
Owner. Pacific Life, we, us and our refer           Policy Date - The date used to determine
to Pacific Life Insurance Company.  The             the Monthly Payment Date, Policy Years,
Fund refers to Pacific Select Fund. Policy          and Policy Monthly, Quarterly, Semi-Annual,
means a Pacific Select Estate Maximizer             and Annual Anniversaries. It is usually the
variable life insurance policy, unless we           later of the date the application is accepted
state otherwise.                                    by us or the date we receive the first premium
                                                    payment. The term "Issue Date" is substituted
If you have any questions, please ask               for Policy Date with respect to Policies
your registered representative or call              issued to residents of the Commonwealth of
us at 1-800-800-7681.                               Massachusetts.

Accumulated Value - The total value of              Policyholder, Policy Owner, Owner, you, or
the amounts in the Investment Options               your - The person or persons who own the Policy.
for the Policy as well as any amount set            The Policy Owner will be the Insured(s) unless
aside in the Loan Account, including any            otherwise stated in the application. If your
accrued earned interest, as of any                  Policy has been absolutely assigned, the assignee
Valuation Date.                                     becomes the Owner. A collateral assignee is not
                                                    the Owner.
Age - An Insured's age as of his or her
last birthday as of the Policy Date,                Preferred Withdrawal - The amount of the first
increased by the number of complete                 withdrawal in any Policy Year (including a
Policy Years elapsed.                               surrender) that does not exceed the Free Withdrawal
                                                    Amount. If there is no Free Withdrawal Amount at
Beneficiary - The person or persons you             the time of the first withdrawal in a Policy Year,
name in the application or by proper                the next withdrawal in the same Policy Year will be
later designation to receive the death              considered the first.
benefit proceeds upon the death of the
Insured(s).                                         Separate Account - The Pacific Select Exec Separate
                                                    Account, a separate account of ours registered as a
Cash Surrender Value - The Accumulated              unit investment trust under the Investment Company
Value, less any applicable surrender                Act of 1940.
charge.
                                                    Survivor - In a last survivor Policy, the last
Debt - The unpaid loan balance including            Insured alive while the Policy is in force.
accrued loan interest.
                                                    Valuation Date - Each date on which the Separate
Face Amount - You'll find your Policy's             Account is valued, which currently includes each day
Face Amount, which includes any                     that the New York Stock Exchange is open for trading
increases or decreases, in the                      and on which our client services offices are open.
specification pages in your Policy.                 The New York Stock Exchange is closed on weekends
                                                    and on: New Year's Day, Martin Luther King, Jr.
Fixed Account - An account that is part             Day, Presidents' Day, Good Friday, Memorial Day,
of our General Account. All or a portion            July Fourth, Labor Day, Thanksgiving Day, and
of premium payments may be allocated to             Christmas Day. Our administrative offices are
the Fixed Account for accumulation at a             normally closed on the following: the Monday before
fixed rate of interest (which may not be            New Year's Day, July Fourth, or Christmas Day if any
less than 3.0%) declared periodically               of those holidays falls on a Tuesday; the Tuesday
by us.                                              before Christmas Day if that holiday falls on a
                                                    Wednesday; the Friday after New Year's Day, July
Free Withdrawal Amount - The lesser of              Fourth or Christmas Day if any of these holidays
contract earnings under the Policy or               falls on a Thursday; the Friday after Thanksgiving.
10% of the initial premium. If there are no
earnings at the time of the withdrawal,             If any transaction or event called for under a
the Free Withdrawal Amount is zero. For             Policy is scheduled to occur on a day that is not a
purposes of determining this amount, earnings       Valuation Date, such transaction or event will be
under the Policy are Accumulated Value              deemed to occur at the end of the next following
less total premiums paid, plus all prior            Valuation Date unless otherwise specified.
partial withdrawals deemed to be
withdrawals of premium for surrender                Valuation Period - The period that starts at the
charge purposes.                                    close of a Valuation Date and ends at the close of
                                                    the next succeeding Valuation Date.
General Account - All of our assets other
than those allocated to the Separate                Variable Account - A subaccount of our Separate
Account or to any of our other segregated           Account, which is used only to support the variable
separate accounts.                                  death benefits and policy values of variable life
                                                    insurance policies, and the assets of which are
Guideline Single Premium or Guideline               segregated from our General Account and our other
Level Premiums - The maximum amount of              separate accounts. The Pacific Select Exec Separate
premium or premiums that can be paid for            Account serves as the funding vehicle for the
any given Face Amount in order to qualify           Policies. The Money Market Variable Account,
this Policy as life insurance for tax               High-Yield Bond Variable Account, Managed Bond
purposes as specified in Section 7702 of            Variable Account, Government Securities Variable
the Internal Revenue Code.                          Account, Growth Variable Account, Aggressive Equity
                                                    Variable Account, Growth LT Variable Account,
Home Office - The Client Services                   Equity Income Variable Account, Multi-Strategy
Department at our main office. The                  Variable Account, Large-Cap Value Variable
address is shown on the back cover.                 Account, Mid-Cap Value Variable Account, Equity
                                                    Variable Account, Bond and Income Variable Account,
Insured or Insured(s) - The person or               Equity Index Variable Account, Small-Cap Index
persons whose death is the contingency              Variable Account, REIT Variable Account,
upon which the death benefit proceeds are           International Variable Account, and Emerging
payable.                                            Markets Variable Account are currently all
                                                    subaccounts of the Separate Account.
Investment Option - The Fixed Account or
one of the Variable Accounts.

Loan Account - An account that holds
Accumulated Value set aside to secure
Policy loans.
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AN OVERVIEW OF PACIFIC SELECT ESTATE MAXIMIZER

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                                           This overview tells you some key things you should know about your Policy.
                                           It's designed as a summary only - please read the entire prospectus and your Policy for more detailed information.

                                           Some states have different rules about how life insurance policies are described or administered. The terms of your Policy, or of any endorsement or rider, prevails over what's in this prospectus.


                                           --------------------------------------------------------------------------------
Pacific Select                             Pacific Select Estate Maximizer is a modified single premium variable life
Estate Maximizer Basics                    insurance policy.

Modified single premium life               . Modified single premium means you pay an initial premium and have limited
insurance policies are usually               ability to make additional premium payments.
classified for tax purposes as
modified endowment contracts,              . Variable means the Policy's value depends on the performance of the
which means that withdrawals,                Investment Options you choose.
loans, pledges, assignments, and
surrenders are all considered              . Life insurance means the Policy provides a death benefit to the Beneficiary
distributions and may be subject             you choose.
to income tax and a 10% penalty
tax.                                       Pacific Select Estate Maximizer can insure the lives of one person or two people. If it insures the life of one person, it's called a single life policy,
This Policy may be appropriate             and provides a death benefit after that person dies. If it insures the lives of
if you want to provide a death             two people, it's called a last survivor policy, and provides a death benefit
benefit or to help meet other              after both people have died. Last survivor life insurance may be appropriate
long-term financial objectives.            for two spouses who want to provide a death benefit for their children. A
It may not be the right kind of            single life policy may be more appropriate for someone who wants to provide a
Policy if you plan to withdraw             death benefit for his or her spouse.
money for short-term needs.
                                           In addition to providing a death benefit that is generally free of federal
Please discuss your insurance              income tax, any growth in your Policy's Accumulated Value is tax-deferred. You
needs and financial objectives             can choose from 18 Variable Investment Options, each of which invests in a
with your registered                       corresponding Portfolio of the Pacific Select Fund, and a Fixed Option that
representative.                            provides a guaranteed minimum rate of interest.

You'll find more about the basics of       Please take some time to read the information in this prospectus before you
Pacific Select starting on page 14.        decide if this Policy meets your insurance needs and financial objectives.

                                           Your Right to Examine a Policy - Free-Look Right
                                           During the Free-Look Period, you have the right to cancel your Policy and return it to us or your registered representative for a refund of the premiums you've paid. We'll hold your premium in the Money Market Investment Option until the Free-Look Transfer Date.
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The Death Benefit                                   The death benefit is the greater of your Policy's Face Amount or its
                                                    Accumulated Value multiplied by a specified percentage (called the Guideline
Your Policy provides a death benefit for            Minimum Death Benefit).
your Beneficiary after the people
insured by the Policy have died, as long            We'll pay death benefit proceeds to your Beneficiary when we receive proof of
as your Policy is in force.                         death, along with payment instructions.

You'll find more about the death benefit starting on page 17.


                                                    -------------------------------------------------------------------------------
How Premiums Work                                   Generally, your first premium payment must be at least $10,000. If the person insured by the Policy is 70 years of age or older, your first premium payment
Your first premium must be 80%, 90%                 must be at least $50,000. If the Policy insures two people, the minimum amount
or 100% of your Policy's Guideline Single           of the first premium payment is based on the age of the younger of the two
Premium.                                            people.

In West Virginia the Face Amount of                 You have limited ability to make additional premium payments, and each
your Policy must be at least $25,000.               additional premium payment must be at least $1,000.

You'll find more about premiums on page 14.         We do not deduct any charges from your premium payments.

For information about the "seven pay                Limits on the Premium Payments You Can Make
premium" test and modified endowment                Federal tax law puts limits on the premium payments you can make in relation to
contracts, see Federal Income Tax                   your Policy's death benefit. We may refuse all or part of a premium payment you
Considerations, starting on page 25.                make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.


                                                    -------------------------------------------------------------------------------
Your Policy's Accumulated Value                     Accumulated Value is the value of your Policy on any Valuation Date. It is not guaranteed--it depends on the performance of the Investment Options you've
Accumulated Value is used as the basis              chosen, the premium payments you've made, Policy charges, and how much you've
for determining Policy benefits and                 borrowed or withdrawn from the Policy.
charges. If there is not enough Accumulated
Value to cover the monthly charges,                 Monthly Deductions
your Policy could lapse.                            We deduct four monthly charges from your Policy's Accumulated Value on each
                                                    Monthly Payment Date: a cost of insurance charge, an administrative charge, a
You'll find more about Accumulated                  tax expense charge and a mortality and expense risk charge.
Value on page 18.
                                                    Lapsing and Reinstatement
You'll find more about the monthly charges          If there is not enough Accumulated Value to cover the monthly charges on the day
on page 23.                                         we make the deduction, your Policy may lapse--which means you'll no longer have any insurance coverage. If your Policy is in danger of lapsing, we'll give you
You'll find more about lapsing                      a Grace Period of 61 days to pay the required premium. If your Policy lapses,
and reinstatement starting on page 21.              you have three years from the end of the Grace Period to apply for a reinstatement.
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AN OVERVIEW OF PACIFIC SELECT ESTATE MAXIMIZER

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Your Investment Options                    You can choose from 18 Variable Investment Options, each of which invests in a corresponding portfolio of the Pacific Select Fund. We're the Investment
The Investment Options you choose          Adviser for the Pacific Select Fund. We oversee the management of all the
will affect your Policy's                  Fund's Portfolios and manage two of the Portfolios directly. We've retained other
Accumulated Value, and may affect          portfolio managers to manage the other portfolios. The value of each Portfolio
the death benefit.                         will fluctuate with the value of the investments it holds, and returns are not guaranteed.

Please review the Investment
Options carefully and ask your             You can also choose a Fixed Option, called the Fixed Account, that provides a
registered representative to help          guaranteed minimum annual interest rate of 3%. We may offer a higher interest
you choose the right ones for              rate. If we do, we'll guarantee that rate for one year. In the first year,
your goals and risk tolerance.             however, we do not guarantee a rate higher than 6%.

You'll find more about the                 We allocate your premium payments and Accumulated Value to the Investment
Variable Investment Options on             Options you choose. Your Policy's Accumulated Value will fluctuate depending on
page 13 and The Fixed Account on           the Investment Options you've chosen. You bear the investment risk of any
page 31.                                   Variable Investment Options you choose.

We'll hold your premium payments           Transferring Among Investment Options
in the Money Market Investment             You can transfer among the Investment Options during the life of your Policy
Option until the Free Look Transfer        without paying any current income tax. There is currently no charge for
Date. Please turn to Right to              transfers.
Examine a Policy - Free Look Right
for details.                               You can make as many transfers as you like between Variable Investment Options.
                                           You can also make automatic transfers from one Variable Investment Option to another by using our dollar cost averaging or portfolio rebalancing programs.
                                           These programs are not available for the Fixed Account.

                                           You can only make one transfer from the Fixed Account to the Variable
You'll find more about transfers           Investment Options in any 12-month period, and each transfer may be no more
on pages 16 and 32.                        than $5,000 or 25% of the Accumulated Value in the Fixed Account, whichever is greater. You can only transfer to the Fixed Account in the Policy Month right before each Policy Anniversary.

                                           --------------------------------------------------------------------------------
Withdrawals, Surrenders and                You can take out all or part of your Policy's Accumulated Value while your
Loans                                      Policy is in force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security.
Making a withdrawal, taking out a
loan or surrendering your Policy           Making Withdrawals
can generate taxable income,               You can withdraw part of your Policy's Net Cash Surrender Value starting on
change your Policy's tax status,           your first Policy Anniversary. This reduces your Policy's Accumulated Value and
or make your Policy more                   could reduce the Face Amount and death benefit. We may deduct a Surrender
susceptible to lapsing. Be sure            Charge if you make a withdrawal during the first nine Policy Years. You can
to plan carefully before using             make one Preferred Withdrawal every Policy Year. There is no Surrender Charge
these Policy benefits.                     on Preferred Withdrawals.

You'll find more about making              Taking Out a Loan
withdrawals on pages 20 and 32.            You can take out a loan from us using your Policy's Accumulated Value as security. You pay interest on the amount you borrow at an annual rate of 6%
 . The Accumulated Value used               during the first 10 Policy Years and 5% thereafter. The Accumulated Value
You'll find more about taking              used to secure your loan is set aside in a Loan Account, where it earns
out loans on pages 19 and 32.              interest at 4.5% a year. A portion of the amount you borrow may qualify as a
                                           Preferred Loan. On Preferred Loans, we charge interest at an annual rate of
                                           5.25% in the first 10 Policy years and 4.75% thereafter.

                                           The amount in the Loan Account is not available to help pay for any Policy charges. Taking out a loan affects the Accumulated Value of your Policy because the amount set aside in the Loan Account misses out on the potential earnings available through the Investment Options.
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You'll find out more about surrendering                      Surrendering Your Policy
your Policy on pages 20 and 32.                              You can surrender or cash in your Policy for its Net Cash
                                                             Surrender Value while the person insured or either of the
                                                             two people insured, by the Policy is still living. If you
                                                             surrender your Policy during the first nine Policy Years,
                                                             we'll apply a Surrender Charge.
                                                             ---------------------------------------------------------
Variable Life Insurance and Your Taxes                       Your Beneficiary generally will not have to pay federal
                                                             income tax on death benefit proceeds. You'll also
There are tax issues to consider when                        generally not be taxed on any or all of the growth in
you own a life insurance policy. These are                   your Policy's Accumulated Value unless you receive a cash
described in detail starting on page 25.                     distribution.

                                                             Pacific Select Estate Maximizer is a modified single
                                                             premium variable life insurance policy. It will probably
                                                             be classified for tax purposes as a type of life
                                                             insurance policy called a modified endowment contract.
                                                             Distributions you receive from a modified endowment
                                                             contract are taxed differently than under conventional
                                                             life insurance policies. Withdrawals, loans, pledges,
                                                             assignments, and surrenders are all considered
                                                             distributions and may be subject to income tax and,
                                                             if you are under age 59 1/2, may be subject to a 10%
                                                             penalty tax.
                                                             ---------------------------------------------------------
About Pacific Life                                           Pacific Life is a life insurance company based in
                                                             California. We issue the Policies. Pacific Mutual
When you buy a life insurance policy,                        Distributors, Inc., our subsidiary, is the distributor
you're relying on the insurance company                      of the Policies.
that issues it to be able to meet its
financial obligations to you.                                How Our Accounts Work
                                                             We put your premium payments in our General and Separate
You'll find more about Pacific Life, and                     Accounts. We own the assets in our Accounts and make the
our strength as a company, starting on                       allocations to the Investment Options you've chosen.
page 11.
                                                             Amounts allocated to the Fixed Account are held in our
                                                             General Account. Our General Account includes all of our
                                                             assets, except for those held in our separate accounts.
                                                             Our ability to meet our obligations under the Policy is
                                                             backed by our strength as an insurance company.

                                                             Amounts allocated to the Variable Investment Options are
                                                             held in our Separate Account. The assets in this Account
                                                             are kept separate from the assets in our General Account
                                                             and our other separate accounts, and are protected from
                                                             our general creditors.

                                                             ---------------------------------------------------------
Processing Payments, Forms and                               Effective Date
Requests                                                     The effective date of payments, forms and requests you
                                                             send us is usually determined by the day and time we
Call us or contact your registered                           receive the item in proper form at the mailing address
representative if you have any questions                     that appears on the back cover of this prospectus.
about the proper form required for a
request.                                                     Planned periodic premium payments, loan requests,
                                                             transfer requests, loan payments or withdrawal requests
To request payment of death benefit                          that we receive in proper form before 4:00 p.m. Eastern time
proceeds, send us proof of death and                         on a Valuation Date will normally be effective as of the
payment instructions.                                        end of that day, unless the transaction is scheduled to
                                                             occur on another Valuation Date. If we receive your
                                                             payment or request on or after 4:00 p.m. Eastern time on a
                                                             Valuation Date, your payment or request will be effective
                                                             as of the end of the next Valuation Date. If a
                                                             transaction  is scheduled to occur on a day that is not a
                                                             Valuation  Date, we'll process it as of the end of the
                                                             next Valuation Date.

                                                             Proper Form
                                                             We'll process your requests once we receive all letters,
                                                             forms or other necessary documents, completed to our
                                                             satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity.
                                                             We do not generally require a signature guarantee unless
                                                             it appears that your signature has changed, if it appears
                                                             the signature is not yours, if we have not received a
                                                             properly completed application or confirmation of an
                                                             application, or for other reasons to protect you and us.
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

AN OVERVIEW OF PACIFIC SELECT ESTATE MAXIMIZER

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

                                               This section of the overview explains the fees and expenses associated with your Pacific Select Estate Maximizer Policy.

                                               --------------------------------------------------------------------------------
Understanding Policy Expenses
and Cash Flow                                            Your Premium
                                                         You make a                    We do not deduct any
The chart to the right illustrates how cash              premium payment               charges from your
normally flows through a Pacific Select                  and we allocate               premium payments
Estate Maximizer Policy.                                 it to the
                                                         Investment
The dark shaded boxes show the fees and                  Options you choose
expenses you pay directly or indirectly
under your Policy.  These are explained
in the pages that follow.
                                                Fixed Option       Variable           Pacific Select          The Fund
We hold your premium payment in the Money       We hold            Investment         Fund                    deducts
Market Investment Option until the Free         amounts you        Options            The Variable            advisory fees
Look Transfer Date. Please turn to Right        allocate to this   We hold amounts    Investment Options      and other Fund
to Examine a Policy - Free-Look Right for       Option in our      you allocate to    invest in               expenses from
details.                                        General Account    these Options in   the Fund's              the Portfolios
                                                                   our Separate       Portfolios
                                                                   Account

                                                                                                              We deduct:
                                                                                                              .  cost of
                                                                                                                 insurance
                                                                                                                 charge
                                                                                  We make monthly             .  administrative
                                                                                  deductions                     charge
                                                                                                              .  tax expense
                                                                                                                 charge
                                                Loan Account       Accumulated                                .  mortality and
                                                Accumulated        Value                                         expense risk
                                                Value set aside    The total                                     charge
                                                to secure a        value of
                                                Policy loan        your Policy

                                                                                  If you make a withdrawal    We deduct a
                                                                                  or surrender your Policy    Surrender
                                                                                  during the first nine       Charge from your
                                                                                  Policy Years                Accumulated Value
                                                                                                              unless it's a
                                                                                                              Preferred
                                                                                                              Withdrawal
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                                           --------------------------------------------------------------------------------
Deductions from Your Premiums              We do not deduct any charges from your premium payments before allocating them to your Investment Options.

                                           --------------------------------------------------------------------------------
Deductions from Your                       We deduct four monthly charges from your Policy's Accumulated Value in the
Policy's Accumulated Value                 Investment Options on each Monthly Payment Date:

The monthly charges are explained          Cost of Insurance Charge - We calculate this charge by multiplying the current
in more detail starting on page 23.        cost of insurance rate by a discounted net amount at risk at the beginning of each Policy Month.
An example
For a Policy in its second Policy           Administrative Charge - We deduct this charge at an annual rate of 0.30%
Year:                                      (0.025% monthly) of your Policy's Accumulated Value. If the Accumulated Value
 . that insures the life of a male          is less than $50,000 on any Policy Anniversary Date, there will be an
  age 60 when the Policy was issued        additional charge of $40.
 . with a Face Amount of $80,000
 . with Accumulated Value of                Tax Expense Charge - We deduct this charge at an annual rate of 0.40%
  $40,000.                                 (0.0333333% monthly) of your Policy's Accumulated Value during the first
                                           10 Policy Years. You no longer pay a tax expense charge starting in Policy
The monthly cost of insurance              Year 11.
charge is $61.42.
(0.00154303 x (($80,000/1.002466)-         Mortality and Expense Risk Charge - We deduct this charge at an annual rate of
$40,000)).                                 0.90% (0.075% monthly) of your Policy's Accumulated Value during the first 10
                                           Policy Years. During Policy Year 11 and thereafter, we reduce the annual rate to 0.70% (0.0583333% monthly).

                                           --------------------------------------------------------------------------------
Withdrawal and Surrender Charges           A Preferred Withdrawal is usually the amount of the first withdrawal in any
                                           Policy Year that does not exceed the Free Withdrawal Amount.

The Surrender Charge is                    We may deduct a Surrender Charge if you make a withdrawal or surrender your
explained in more detail on page 22.       Policy during the first nine Policy Years. The rate we charge is shown in the table below. There is no Surrender Charge on Preferred Withdrawals.
An example
If your first premium is $50,000           The Surrender Charge rate is applied to the lesser of the amount of the
and you have not made any                  withdrawal (less any Preferred Withdrawal) or the amount of the first premium
previous withdrawals, the maximum          payment considered withdrawn. Total cumulative Surrender Charges will never be
Surrender Charge we could deduct           more than 10% of the first premium payment.
would be:

 . $5,000 in Policy Year 2 if               We deduct the charge from your Investment Options in proportion to the
  Accumulated Value is $50,000 or          Accumulated Value you have in each Option unless you tell us otherwise.
  more (10% x $50,000)
                                           ----------------------------------------------------
 . $3,150 in Policy Year 5 if               Policy
  Accumulated Value is $45,000             Year                          Surrender Charge Rate
  (7% x $45,000)                           ----------------------------------------------------
                                           1-2                           10%
                                           3                              9%
                                           4                              8%
                                           5                              7%
                                           6                              6%
                                           7                              5%
                                           8                              4%
                                           9                              3%
                                           10 or more                     0%
                                           ----------------------------------------------------


AN OVERVIEW OF PACIFIC SELECT ESTATE MAXIMIZER


                                                -----------------------------------------------------------------------------------
Fees and Expenses Paid by the                   The Pacific Select Fund pays advisory fees and other expenses. These are
Pacific Select Fund                             deducted from the assets of the Fund's Portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. If you
You'll find more about the Pacific              choose a Variable Investment Option, these fees and expenses affect you
Select Fund starting on page 12, and in the     indirectly because they reduce Portfolio returns.
Fund's prospectus, which accompanies this
prospectus.                                     Advisory Fee
                                                Pacific Life is the Investment Adviser to the Fund. The Fund pays an advisory fee to us for these services. The table below shows the advisory fee as an annual percentage of each Portfolio's average daily net assets.

                                                Other Expenses
                                                The table also shows expenses the Fund paid in 1998 as an annual percentage of each Portfolio's average daily net assets. To help limit Fund expenses, we've agreed to waive all or part of our investment advisory fees or otherwise reimburse each Portfolio for expenses (not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed 0.25% of its average daily net assets. We do this voluntarily but do not guarantee we'll continue to do so after December 31, 2000. No reimbursement was necessary for 1998.

                                                -----------------------------------------------------------------------------------
                                                Portfolio                      Advisory Fee      Other Expenses      Total Expenses
                                                -----------------------------------------------------------------------------------
                                                Money Market/1/                    0.37%             0.06%               0.43%
                                                High Yield Bond/1/                 0.60%             0.06%               0.66%
                                                Managed Bond                       0.60%             0.06%               0.66%
                                                Government Securities              0.60%             0.06%               0.66%
                                                Growth                             0.65%             0.05%               0.70%
                                                Aggressive Equity                  0.80%             0.09%               0.89%
                                                Growth LT                          0.75%             0.05%               0.80%
                                                Equity Income/1/                   0.65%             0.05%               0.70%
                                                Multi-Strategy/1/                  0.65%             0.06%               0.71%
                                                Large-Cap Value/2/                 0.85%             0.06%               0.91%
                                                Mid-Cap Value/2/                   0.85%             0.06%               0.91%
                                                Equity                             0.65%             0.06%               0.71%
                                                Bond and Income                    0.60%             0.10%               0.70%
                                                Equity Index                       0.16%             0.05%               0.21%
                                                Small-Cap Index/2/                 0.50%             0.06%               0.56%
                                                REIT/2/                            1.10%             0.06%               1.16%
                                                International                      0.85%             0.15%               1.00%
                                                Emerging Markets                   1.10%             0.36%               1.46%
                                                -----------------------------------------------------------------------------------
                                                /1/ Total net expenses for these Portfolios in 1998, after deduction of an offset for custodian credits, was: 0.42% for Money Market Portfolio, 0.65% for High Yield
                                                Bond Portfolio, 0.69% for Equity Income Portfolio, and 0.70% for Multi-Strategy
                                                Portfolio.

                                                /2/ Expenses are estimated. There were no actual advisory fees or other expenses for these Portfolios in 1998 because the Portfolios started on January 4, 1999.

       INFORMATION ABOUT PACIFIC LIFE, THE SEPARATE ACCOUNT, AND THE FUND

Pacific Life Insurance Company

  We are a life insurance company that is based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations and investment advisory services. As of the end of 1998, we had $89.6 billion of individual life insurance in force and total admitted assets of approximately $37.6 billion. We have been ranked according to admitted assets as the 18th largest life insurance carrier in the nation based on December 31, 1998 assets. The Pacific Life family of companies has total assets and funds under management of $290 billion as of December 31, 1998. We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

  We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company.

  We are a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

  The principal underwriter for the Policies is Pacific Mutual Distributors, Inc. ("PMD"), one of our subsidiaries. PMD is registered as a broker-dealer with the Securities and Exchange Commission ("SEC").

Pacific Select Exec Separate Account

  The Separate Account is a separate investment account of ours used only to support the variable death benefits and policy values of variable life insurance policies. The Separate Account supports the Policies as well as other variable life insurance policies issued by us in addition to the Policies. The assets in the Separate Account are kept separate from our General Account assets and our other separate accounts.

  We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the insurance policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses, realized or unrealized, of each Variable Account are credited to or charged against the assets held in the Variable Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the variable life insurance policies funded by the Separate Account are not chargeable with liabilities arising from any other business that we conduct. However, we may transfer to our General Account assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are our general corporate obligations. We may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

  The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

  Each Variable Account invests exclusively in shares of a designated Portfolio of the Fund. We may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Portfolios of the Fund or in other securities.

The Pacific Select Fund

  The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the investments or investment policies of the Fund. The Fund currently offers eighteen separate Portfolios to the Separate Account that fund the Variable Investment Options available to you. Each Portfolio pursues different investment objectives and policies. We purchase the shares of each Portfolio for the corresponding Variable Account at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. Fund shares will be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

  Shares of the Fund currently are offered for purchase only to separate accounts of ours and our affiliates and/or subsidiaries to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued or administered by us. Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, either affiliated or not affiliated with us. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may potentially create conflicts. See "Information for investors" in the accompanying prospectus of the Fund.

  The following chart summarizes some basic data about each Portfolio of the Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. This chart is only a summary. You should read the more detailed information which is contained in the accompanying prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Portfolios.

  THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                                Primary Investments
   Portfolio             Objective          (under normal circumstances) Portfolio Manager
----------------------------------------------------------------------------------------------
 Money Market    Current income consistent  Highest quality money        Pacific Life
                 with preservation of       market instruments
                 capital.                   believed to have limited
                                            credit risk.
----------------------------------------------------------------------------------------------
 High Yield      High level of current      Fixed income securities      Pacific Life
 Bond            income.                    with lower and medium-
                                            quality credit ratings and
                                            intermediate to long terms
                                            to maturity.
----------------------------------------------------------------------------------------------
 Managed Bond    Maximize total return      Medium and high-quality      Pacific Investment
                 consistent with prudent    fixed income securities      Management Company
                 investment management.     with varying terms to
                                            maturity.
----------------------------------------------------------------------------------------------
 Government      Maximize total return      Fixed income securities      Pacific Investment
 Securities      consistent with prudent    that are issued or           Management Company
                 investment management.     guaranteed by the U.S.
                                            government, its agencies
                                            or government-sponsored
                                            enterprises.
----------------------------------------------------------------------------------------------
 Growth          Growth of capital.         Equity securities of         Capital Guardian
                                            smaller and medium-sized     Trust Company
                                            companies.
----------------------------------------------------------------------------------------------
 Aggressive      Capital appreciation.      Equity securities of small   Alliance Capital
 Equity                                     emerging-growth companies    Management L.P.
                                            and medium-sized
                                            companies.
----------------------------------------------------------------------------------------------
 Growth LT       Long-term growth of        Equity securities of a       Janus Capital
                 capital consistent with    large number of companies    Corporation
                 the preservation of        of any size.
                 capital.
----------------------------------------------------------------------------------------------
 Equity Income   Long-term growth of        Equity securities of large   J.P. Morgan
                 capital and income.        and medium-sized dividend-   Investment Management
                                            paying U.S. companies.       Inc.
----------------------------------------------------------------------------------------------
 Multi-Strategy  High total return.         A mix of equity and fixed    J.P. Morgan
                                            income securities.           Investment Management
                                                                         Inc.
----------------------------------------------------------------------------------------------
 Large-Cap       Long-term growth of        Equity securities of large   Salomon Brothers
 Value           capital. Current income is U.S. companies.              Asset Management Inc
                 of secondary importance.
----------------------------------------------------------------------------------------------
 Mid-Cap Value   Capital appreciation.      Equity securities of         Lazard Asset
                                            medium-sized U.S.            Management
                                            companies believed to be
                                            undervalued.
----------------------------------------------------------------------------------------------
 Equity          Capital appreciation.      Equity securities of large   Goldman Sachs
                 Current income is of       U.S. growth-oriented         Asset Management
                 secondary importance.      companies.
----------------------------------------------------------------------------------------------
 Bond and        Total return and income    A wide range of fixed        Goldman Sachs
 Income          consistent with prudent    income securities with       Asset Management
                 investment management.     varying terms to maturity,
                                            with an emphasis on long-
                                            term bonds.
----------------------------------------------------------------------------------------------
 Equity Index    Investment results that    Equity securities of         Bankers Trust
                 correspond to the total    companies that are           Company
                 return of common stocks    included in the Standard &
                 publicly traded in the     Poor's 500 Composite Stock
                 U.S.                       Price Index.
----------------------------------------------------------------------------------------------
 Small-Cap       Investment results that    Equity securities of         Bankers Trust
 Index           correspond to the total    companies that are           Company
                 return of an index of      included in the Russell
                 small capitalization       2000 Small Stock Index.
                 companies.
----------------------------------------------------------------------------------------------
 REIT            Current income and long-   Equity securities of real    Morgan Stanley Asset
                 term capital appreciation. estate investment trusts.    Management
----------------------------------------------------------------------------------------------
 International   Long-term capital          Equity securities of         Morgan Stanley Asset
                 appreciation.              companies of any size        Management
                                            located in developed
                                            countries outside of the
                                            U.S.
----------------------------------------------------------------------------------------------
 Emerging        Long-term growth of        Equity securities of         Blairlogie Capital
 Markets         capital.                   companies that are located   Management
                                            in countries generally
                                            regarded as "emerging
                                            market" countries.
----------------------------------------------------------------------------------------------
                                                                                          13

The Investment Adviser and Portfolio Managers

  We serve as Investment Adviser to each Portfolio of the Fund. We are registered with the SEC as an Investment Adviser. For sixteen of the Portfolios, we and the Fund have engaged other firms to serve as Portfolio Managers which are shown in the chart above.

                                   THE POLICY

  The variable life insurance benefits provided by your Policy are funded through your Accumulated Value in the Separate Account and the Fixed Account. The information included below describes the benefits, features, charges, and other major provisions of the Policy.

Application for a Policy

  Any person or persons wishing to purchase the Policy may submit an application to us. A Policy can be issued on the life of a single Insured for issue Ages up to and including age 85 and Insureds under a last survivor Policy for issue Ages between 20 and 85, and, in both cases, with evidence of insurability satisfactory to us. The Insured's Age is calculated as of the Insured's last birthday. Acceptance is subject to our underwriting rules, and we reserve the right to request additional information and to reject an application.

  After your Policy is issued, insurance coverage under the Policy will be deemed to have begun as of the Policy Date. Your Policy Date is usually the date the application is accepted by us. Your Policy Date is the date used to determine Policy Years, Policy Months, and Policy Monthly, Quarterly, Semi-Annual and Annual Anniversaries. For purposes of determining the Monthly Payment Date for all Policies issued, the Policy Date will never be the 29th, 30th, or 31st of any month. We first become obligated under the Policy on the date the total initial premium is received or on the date the application is accepted, whichever is later. Any monthly deductions due will be taken on the Monthly Payment Date on or next following the date we become obligated. The initial premium must be received within 20 days after the Policy is issued, although we may waive the 20 day requirement at our discretion. If the initial premium is not received or the application is rejected by us, the Policy will be cancelled and any premium received will be refunded.

  Subject to our approval, your Policy may be backdated, but the Policy Date may not be earlier than the date the initial premium is received at our Home Office. Backdating can be advantageous if the Insured's lower issue Age results in lower cost of insurance rates. If your Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period and will be applied the date the initial premium is received or the Policy Date, if later. Monthly deductions will be made for the period the Policy Date is backdated.

  Insureds are assigned to underwriting (insurance risk) classes which are used in calculating the cost of insurance rates. In assigning Insureds to underwriting classes, we will usually use either simplified or medical underwriting, although other forms of underwriting may be used when deemed appropriate by us.

Premiums

  The minimum initial premium to purchase a Policy is $10,000 if the Insured's issue Age is less than 70 and $50,000 if the Insured's issue Age is greater than 69. If this is a last survivor Policy, the minimum initial premium is based upon the issue Age of the younger Insured. You may elect the initial premium to be 80%, 90% or 100% of the Guideline Single Premium. The Guideline Single Premium is the maximum premium that can be paid for a given Face Amount in order for an insurance policy to qualify as a life insurance contract for tax purposes. If you reside in the state of West Virginia the Face Amount of the Policy must be at least $25,000. We may reduce the minimum initial premium required under certain circumstances, such as for group or sponsored arrangements.

Additional Premium Payments

  You have limited ability to make additional premium payments. Subsequent premium payments of at least $1,000 are permitted under the following circumstances:

  1. an additional premium payment is required to keep the Policy in force (see "Lapse"); or

  2. the premium payment would not cause total premiums to exceed the premium limits prescribed by the Internal Revenue Service ("IRS") to qualify the Policy as a life insurance contract.

  We reserve the right to require satisfactory evidence of insurability before accepting any additional premium payment that results in an immediate increase in the death benefit. A premium payment would result in an immediate increase in the death benefit if the death benefit under your Policy is, or upon acceptance of the premium would be, greater than the Face Amount. See "Death Benefit." If satisfactory evidence of insurability is not received, the payment, or a portion thereof, may be returned. The Company may require that existing Policy Debt be repaid prior to accepting any additional premium payments.

  All or a portion of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by federal tax law. We also reserve the right to make distributions from your Policy to the extent we deem it necessary to continue to qualify your Policy as life insurance under the IRC.

  If your Policy is issued in exchange for a policy that is not a modified endowment contract, then in order for your Policy to continue to avoid being treated as a modified endowment contract, the sum of the premiums less a portion of any Partial Withdrawals may not exceed the "seven pay premium" limit as defined in the IRC. See "Federal Income Tax Considerations". If we receive any premium payment that we believe, if applied to your Policy in that Policy Year, would cause your Policy to become a modified endowment contract, the portion of the payment that we believe would cause your Policy to become a modified endowment contract will not be applied to your Policy but will be returned to you, unless you have previously notified us that payments that cause your Policy to become a modified endowment contract may be accepted by us and applied to your Policy. However, for premium payments received by us at our Home Office within 20 days before the upcoming Policy Anniversary, we may apply the portion of the premium payment that we believe would cause your Policy to become a modified endowment contract to your Policy on the upcoming Policy Anniversary.

Allocation of Premiums

  In the application for your Policy, you select the Investment Options to which premium payments will be allocated. Your Accumulated Value will be automatically allocated according to your instructions contained in the application (or if received more recently, in written instructions) the later of 15 days after the Policy is issued or 45 days after the application is completed or, if longer, when all requirements are received by the Home Office for the Policy to be considered in force (the "Free-Look Transfer Date"). Prior to the Free-Look Transfer Date, premium payments will be allocated to the Money Market Variable Account, which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan).

  On and after the Free-Look Transfer Date, additional premium payments will be allocated among the Variable Accounts and the Fixed Account according to your most recent instructions. You may change the allocation of payments by submitting a proper written request to our Home Office, or by telephone if an Authorization for Telephone Requests for changes in premium allocation instruction has been completed, signed and filed at our Home Office.

Portfolio Rebalancing

  You may direct us to automatically re-set the percentage of your Accumulated Value allocated to each Variable Account at a predetermined level. This process is called portfolio rebalancing. (The Fixed Account is not available for portfolio rebalancing.) Over time, the variations in each Variable Account's investment results will shift the percentage allocations of your Accumulated Value. The portfolio rebalancing feature will automatically transfer your Accumulated Value among the Variable Accounts back to the preset percentages. Rebalancing can be made quarterly, semi-annually or annually, measured from your Policy Date ("frequency period"). Rebalancing may result in transferring amounts from a Variable Account with relatively higher investment performance to a Variable Account with relatively lower investment performance.

  You may initiate portfolio rebalancing by sending our Home Office a signed, written request in good form or a properly completed Automatic Portfolio Rebalancing form. You must specify the frequency for rebalancing and a beginning date. The first rebalancing will usually occur on your Monthly Payment Date that starts the frequency period you elected and that occurs on or follows the beginning date you elected. If you stop portfolio rebalancing, you must wait 30 days to begin again. Portfolio rebalancing cannot be used with the Dollar Cost Averaging Option.

  We do not currently charge for the Portfolio Rebalancing program or for transfers made under this program.

  We may modify, terminate or suspend the portfolio rebalancing feature at any time.

Dollar Cost Averaging Option

  We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under your Policy by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

  A Dollar Cost Averaging Request form is available upon request. To elect the Dollar Cost Averaging Option, your Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. After we have received a Dollar Cost Averaging Request in proper form at our Home Office, we will transfer Accumulated Value in amounts you designate from the Variable Account from which transfers are to be made to the Variable Account or Accounts you choose. The minimum amount that may be transferred to any one Variable Account is $50. After the Free-Look Period, the first transfer will be effected on your Policy's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period you select, coincident with or next following receipt at our Home Office of a Dollar Cost Averaging Request in proper form. Subsequent transfers will be processed on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as you designate, until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until your Policy enters the Grace Period. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

  We do not currently charge you for the Dollar Cost Averaging Option, and will not charge you for transfers made under this Option, even if we decide to charge you in the future for transfers outside the Option, except if we have to by law.

  You may instruct us at any time to terminate this option by written request to our Home Office. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

Transfer of Accumulated Value

  After the Free-Look Transfer Date, you may transfer Accumulated Value among the Variable Accounts upon proper written request to our Home Office. Transfers (other than transfers in connection with the Dollar Cost Averaging Option) may be made by telephone if a properly completed, Authorization for Telephone Requests is on file at our Home Office. Currently, there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging

Option). No transfers are allowed during the Grace Period if the required premium has not been paid. No charges are currently imposed upon such transfers. We reserve the right, however, at a future date to limit the size of transfers and remaining balances, to assess transfer charges, to limit the number and frequency of transfers, and to modify, suspend and/or discontinue telephone transfers.

  Accumulated Value may also be transferred from the Variable Accounts to the Fixed Account after the Free-Look Transfer Date; however, such a transfer will only be permitted in the Policy Month preceding a Policy Anniversary, except that you may make such a transfer at any time during the first 18 Policy Months. Transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account."

Death Benefit

  When your Policy is issued, we will determine the initial amount of insurance for the initial premium payment based on the instructions provided in your application. That amount will be shown on the specifications page of the Policy and is called the "Face Amount."

  Upon due proof of the death of the Insured(s), we will pay to your named Beneficiary death benefit proceeds, which will be the death benefit under your Policy reduced by any outstanding Policy Debt (and if in the Grace Period, any overdue charges). The death benefit will be the greater of the Face Amount under your Policy or Accumulated Value multiplied by a specified percentage. (which is referred to as the Guideline Minimum Death Benefit.) The specified percentages vary according to the Age of the Insured, or, in the case of a last survivor Policy, the Youngest Insured, and will be at least equal to the cash value corridor in Section 7702 of the IRC, which addresses the definition of a life insurance policy for tax purposes. A table showing the specified percentages is in the Appendix and in the Policy. Because the specified percentage is applied to your Accumulated Value, an increase in Accumulated Value may increase the death benefit. However, because the death benefit will never be less than the Face Amount, a decrease in Accumulated Value may decrease the death benefit but never below the Face Amount. The following examples illustrate how the death benefit will be determined:

                                    Examples

                                                         Policy A  Policy B
                                                         --------  --------
      Face Amount....................................... $100,000  $100,000
      Insured's Age.....................................       40        40
      Accumulated Value on Date of Death................ $ 46,500  $ 34,000
      Specified Percentage..............................      250%      250%

  In Policy A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Accumulated Value at the date of death of $46,500 multiplied by the specified percentage of 250%). Assuming that there is no outstanding Policy Debt, this amount constitutes the death benefit proceeds that would be paid to the Beneficiary.

  In Policy B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Accumulated Value of $34,000 multiplied by the specified percentage of 250%).

  If the death benefit is equal to the Guideline Minimum Death Benefit, we reserve the right to reduce the death benefit by requiring Partial Withdrawals be made in order to maintain the net amount at risk at a level that will not exceed three times the death benefit on the Policy Date.

  The Policy is intended to qualify as a life insurance contract under the Internal Revenue Code for Federal tax purposes, and the death benefit under the Policy is intended to qualify for the income tax exclusion under the Internal Revenue Code. If your Policy is issued in exchange for another life insurance policy that was not a modified endowment contract, then unless otherwise specified by you in writing, it is intended that the Policy will not be treated as a modified endowment contract under the Internal Revenue Code. To these ends, the provisions of the Policy, including any other Rider, Benefit, or endorsement, are to be interpreted to ensure such tax qualification and to prevent the Policy from being treated as a modified endowment contract, notwithstanding any other provisions to the contrary.

  If at any time the premiums paid under your policy exceed the amount allowable for such tax qualification, such excess amount shall be removed from the Policy as of the date of its payment, and any appropriate adjustment in the death benefit shall be made as of such date. The excess amount shall be refunded to you no later than 60 days after the end of the applicable Policy Year. The excess amount removed from the Policy and refunded to you may be adjusted for interest or for changes in Accumulated Value attributable to the excess amount. If for some reason this excess amount is not refunded by then, the death benefit under this Policy shall be increased retroactively and prospectively so that at no time is the death benefit ever less than the amount needed to ensure such tax qualification. To the extent that the death benefit as of any time is increased by this provision, appropriate adjustments shall be made retroactively in any cost of insurance charge or supplemental benefits as of that time that are consistent with such an increase.

  If your Policy is issued in exchange for another life insurance policy that was not a modified endowment contract, then at any time the premiums or other amounts paid under the Policy exceed the limit for avoiding modified endowment contract treatment, and you have not specified in writing that such treatment is acceptable to you, such excess amount shall be removed from the Policy as of the date of its payment, and any appropriate adjustment in the Policy's death benefit shall be made as of such date. This excess amount shall be refunded to you no later than 60 days after the end of the applicable Policy Year. The excess amount removed from the Policy and refunded to you may be adjusted for interest or for changes in Accumulated Value attributable to the excess amount. If this excess amount is not refunded by then, the death benefit under your Policy shall be increased retroactively and prospectively to the minimum amount necessary so that at no time is the death benefit ever less than the amount needed to avoid modified endowment contract treatment. To the extent the death benefit as of any time is increased by this provision, appropriate adjustments shall be made, retroactively or otherwise, in any cost of insurance or supplemental benefits as of that time that are consistent with such an increase.

  All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured (or for a last survivor Policy, the Survivor) dies. Death benefit proceeds may be paid to your Beneficiary in a lump sum or under a payment plan offered by us under the Policy. The plan offers monthly income for the lifetime of the Beneficiary with a minimum period of ten years. The Policy should be consulted for details.

Policy Values

  Accumulated Value

  Your Accumulated Value is the sum of the amounts under your Policy held in each Investment Option, as well as the amount set aside in the Loan Account, including any accrued earned interest to secure any Policy Debt.

  On each Valuation Date, the portion of your Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. On each Monthly Payment Date, a portion of your Accumulated Value allocated to a particular Investment Option also will be adjusted to reflect the assessment of the Monthly Deduction. See "Determination of Accumulated Value". No minimum amount of Accumulated Value is guaranteed. You bear the risk for the investment experience of Accumulated Value allocated to the Variable Accounts.

  Cash Surrender Value. The Cash Surrender Value of your Policy equals your Accumulated Value less any Surrender Charge. Once the duration of the surrender charge has expired, your Cash Surrender Value will equal your Accumulated Value.

  Net Cash Surrender Value. The Net Cash Surrender Value is the Cash Surrender Value minus any outstanding Policy Debt. You can surrender your Policy at any time while the Insured (either Insured if this is a last survivor Policy) is living and receive your Net Cash Surrender Value.

Determination of Accumulated Value

  Although your Policy's death benefit can never be less than the Face Amount for as long as your Policy is in force, your Accumulated Value in the Separate Account will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of additional premiums, the amount of any outstanding Policy Debt, any Partial Withdrawals, and the charges assessed in connection with your Policy.

  The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of the Fund. The investment performance of each Variable Account will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by a Portfolio.

  Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When you allocate premiums to a Variable Account, your Policy is credited with accumulation units. In addition, other transactions including loans, surrender, partial withdrawals, transfers, and assessment of charges against your Policy affect the number of accumulation units credited to your Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date at or about 4:00 p.m. Eastern time. The number of units credited will not change because of subsequent changes in unit value.

  The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio, and (3) any charges that may be assessed by us for income taxes attributable to the operation of the Variable Account (which are currently not anticipated).

Policy Loans

  You may borrow money from us using your Policy as the only security for the loan by submitting a proper written request to our Home Office. We may in our discretion permit loans to be made by telephone if a properly completed Authorization for Telephone Requests has been filed at our Home Office. A loan may be taken any time your Policy is in force. The minimum loan that can be taken at any time is $500, ($200 in Connecticut, $250 in Oregon). The maximum amount that can be borrowed in the first Policy Year is 50% of your Accumulated Value, and thereafter the maximum at any time is the greater of (1) 100% of your Accumulated Value in the Fixed Account and 90% in the Variable Accounts, and (2) 98% of the excess of the Accumulated Value over twelve times the current monthly deduction. The maximum amount is reduced by any existing Debt and the amount of any Surrender Charge that would be imposed if you surrendered your Policy on the date the loan is taken.

  When you take a loan, an amount equal to the loan is transferred out of your Accumulated Value in the Investment Options into the Loan Account to secure the loan. Unless you request otherwise, loan amounts will be deducted from the Investment Options proportionately.

  The interest rate we charge on loans is 6.00% a year on Policy Debt in the first ten Policy Years and 5.00% thereafter.

  A portion of your Policy Debt may qualify as a Preferred Loan. We charge a lower rate of interest on Preferred Loans. Subject to the limitations described above, the maximum amount available as Preferred Loans is the excess of the Accumulated Value over the premiums paid. We will determine the amount of a loan that is Preferred on the date of the loan, and we will redetermine the total amount of Preferred Loans on each Policy Anniversary. Loan repayments will be considered repayment of Preferred Loans last. We will charge interest on Preferred Loans at an annual rate of 5.25% in the first ten Policy Years, and 4.75% thereafter.

  We will credit interest monthly on amounts held in the Loan Account to secure the loan at an annual rate of 4.5%.

  You may repay all or part of the loan at any time while your Policy is in force. Interest on a loan is accrued daily and is due on each Policy Anniversary for the prior year, or on termination of the Policy. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Investment Options on a proportional basis.

  Unless you request otherwise, any loan repayment will cause an equal amount to be transferred from the Loan Account into the Investment Options in accordance with your current premium allocation instructions. In addition, any interest earned on the amount held in the Loan Account will be transferred to each of the Investment Options in accordance with your current premium allocation instructions on each Policy Anniversary and on full repayment of your Policy Debt.

  While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts and the current interest rates of the Fixed Account. Thus, a loan, whether or not repaid, will have a permanent effect on the Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, your Policy Debt will be deducted from the amount of the death benefit payable upon the death of the Insured (or the Survivor Insured for a last survivor Policy), the Cash Surrender Value paid upon surrender, or the refund of premium upon exercise of the Free-Look Right.

  A loan may affect the length of time your Policy remains in force. Your Policy will lapse when Debt equals or exceeds your Cash Surrender Value and the minimum payment required is not made during the Grace Period. Moreover, your Policy may enter the Grace Period more quickly when a loan is outstanding, because the loaned amount is not available to cover monthly deductions. Additional payments or repayment of a portion of Debt may be required to keep the Policy in force. See "Lapse".

  A loan is treated as a distribution from a Policy that is a modified endowment contract, and therefore may give rise to taxable income to you. For information on the tax treatment of loans, see "Federal Income Tax Considerations."

Duration of Contract

  The Policy does not mature. Coverage under a Policy will remain in effect until the Policy is surrendered; until the death of a single Insured or, for a last survivor Policy, the Survivor; or until the Policy lapses.

Surrender

  You may surrender your Policy at any time during the life of the Insured(s). The amount received in the event of a full surrender is your Policy's Net Cash Surrender Value, which is equal to your Accumulated Value less outstanding Policy Debt, and applicable surrender charges. Surrender could give rise to taxable income.

Partial Withdrawals

  Partial withdrawals may be taken beginning on the first Policy Anniversary and thereafter. Under this Benefit, you may withdraw a portion of your Net Cash Surrender Value.

  A partial withdrawal must be for at least $1,000. The amount that can be withdrawn (1) can be no greater than the excess of the Cash Surrender Value prior to the withdrawal over the Policy Debt divided by 90% and (2) is limited so that after the withdrawal, your Net Cash Surrender Value is at least $10,000.

  You may make a partial withdrawal by submitting a proper written request to us. As of the effective date of any withdrawal, your Accumulated Value will be reduced by the amount of the withdrawal and any applicable Surrender Charge. The reduction in Accumulated Value will be allocated proportionately to your Accumulated Value in the Investment Options unless you request otherwise. If the Insured(s) dies after the request for a withdrawal is sent to us and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit proceeds, which will be determined without taking into account the withdrawal.

  Preferred Withdrawal. A Preferred Withdrawal is a portion of the first withdrawal in any Policy Year. This portion is the lesser of the withdrawal and the Free Withdrawal Amount. No Surrender Charge is imposed on Preferred Withdrawals. Amounts in excess of the Free Withdrawal Amount and any subsequent withdrawals in the same Policy Year may be subject to the Surrender Charge. See "Surrender Charge". If there is no Free Withdrawal Amount at the time of the first withdrawal in a Policy Year, the next withdrawal in the same Policy Year will be considered the first.

  An Example: Your initial premium is $50,000, your Accumulated Value is $54,000 at the time you make a withdrawal of $6,000, which is the first withdrawal in a Policy Year, and you have made no prior withdrawals. Your Free Withdrawal Amount is $4,000 (the lesser of $4,000 earnings ($54,000-$50,000) or $5,000 ($50,000 X 10%)). The portion of your withdrawal that is a Preferred Withdrawal Amount is $4,000 (that portion of the first withdrawal that does not exceed the Free Withdrawal Amount).

  When a partial withdrawal is made, the death benefit under the Policy is decreased by an amount proportionate to the reduction in Accumulated Value caused by the partial withdrawal, and the Face Amount may also be reduced. For example, if you withdraw one-half of your Accumulated Value, the death benefit after the withdrawal will be one-half of the death benefit prior to the withdrawal. If the death benefit prior to a partial withdrawal is the Face Amount, the Face Amount will be reduced by the entire amount of the reduction in death benefit. If the death benefit prior to a partial withdrawal is equal to a Policy's Accumulated Value multiplied by the applicable specified percentage, the Face Amount after the withdrawal will be equal to the new death benefit if the new death benefit is less than the Face Amount prior to the withdrawal, and to the prior Face Amount otherwise. However decreases in the Face Amount and death benefit will be limited so that the Policy complies with the definition of life insurance in the IRC without any additional distribution from the Policy at the time of the withdrawal.

  A partial withdrawal is treated as a distribution from the Policy that may give rise to taxable income to you. See "Federal Income Tax Considerations."

Right to Examine a Policy--Free-Look Right

  You have a Free-Look Right, under which your Policy may be returned within 10 days after you receive it (15 days in Colorado, 20 days in North Dakota, and 30 days if you are a resident of California and age 60 or older), 10 days after we mail or deliver this notice of right of withdrawal included in this prospectus, or within 45 days after you sign the application for insurance, whichever is later. However, in Pennsylvania, you have a different Free-Look Right, under which your Policy may be returned only within 10 days after you receive it. Certain states require different Free-Look Rights if you purchase the Policy in exchange for another policy, in which case we will notify you of your right. It can be mailed or delivered to us or our agent. The returned Policy will be treated as if we never issued it and we will promptly refund the full amount of the premium paid. If you have taken a loan during the Free-Look Period, your Policy Debt will be deducted from the amount refunded. Prior to the Free-Look Transfer Date, premiums will be allocated to the Money Market Variable Account which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Premiums."

Lapse

  Your Policy will lapse only when your Net Cash Surrender Value is insufficient to cover Policy charges on a Monthly Payment Date, and a Grace Period expires without you making a sufficient payment. You must pay during the Grace Period an amount equal to the amount by which your Cash Surrender Value less Policy Debt is less than zero plus a minimum of three times the full charges and deductions due on the Monthly Payment Date when the insufficiency occurred to avoid termination.

  To avoid potential lapse, you may wish to repay a portion of any Policy Debt. If premium payments have not exceeded the maximum permissible premiums, you may wish to make a premium payment.

  If your Net Cash Surrender Value is insufficient to cover the deductions and charges on a Monthly Payment Date, we will deduct the amount available to pay for any portion of the monthly deductions and charges due. Any remaining Accumulated Value in the Variable Accounts will be transferred to the Money Market Variable Account. We will notify you (and any assignee of record) of the payment required to keep the

Policy in force. You will then have a "Grace Period" of 61 days, measured from the date the notice is sent, to make the required payment. Your Policy will remain in force through the Grace Period. Failure to make the required payment will result in termination of coverage under your Policy upon expiration of the Grace Period, and your Policy will lapse with no value. If the required payment is made during the Grace Period, any premium paid and any Accumulated Value in the Money Market Variable Account will be allocated among the Investment Options in accordance with your current premium allocation instructions. Any monthly deductions and charges due will be charged to the Investment Options on a proportionate basis. If the Insured (or Survivor if this is a last survivor Policy) dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions and charges due and any Policy Debt.

Reinstatement

  We will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within three years after the end of the Grace Period provided we receive the following: (1) your written application; (2) evidence of insurability satisfactory to us; and (3) payment of all monthly charges and deductions that were due and unpaid during the Grace Period, payment of the amount by which Net Cash Surrender Value was less than zero at the beginning of the Grace Period, and payment of a premium at least equal to three times the most recent monthly deduction.

  When your Policy is reinstated, your Accumulated Value will be equal to your Accumulated Value on the date of the lapse, plus any additional premium subject to the following: If your Policy is reinstated after your first Monthly Payment Date following lapse, your Accumulated Value will be reduced by the amount of Policy Debt on the date of lapse and no Policy Debt will exist on the date of the reinstatement. If your Policy is reinstated on or before your Monthly Payment Date next following lapse, any Policy Debt on the date of lapse will also be reinstated. No interest on amounts held in the Loan Account to secure Policy Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of your Monthly Payment Date on or next following the date of our approval, and your Accumulated Value minus Policy Debt will be allocated among the Investment Options in accordance with your current premium allocation instructions.

Last Survivor Policies

  Policies are offered that provide insurance protection, either on the life of one Insured or--as a last survivor Policy--on the lives of two Insureds. A last survivor Policy provides a death benefit the proceeds of which are paid on the death of the Survivor Insured. The other significant differences between single Insured and last survivor Policies are listed below:

  1. The cost of insurance charges under last survivor Policies are different in that they are determined in a manner that reflects the anticipated mortality of the two Insureds. See "Charges and Deductions" and the last survivor illustrations.

  2. In an application for a last survivor Policy, we require evidence of insurability satisfactory to us for both Insureds.

  3. For a last survivor Policy to be reinstated, both Insureds must be alive on the date of reinstatement.

  4. The Policy provisions regarding misstatement of age or sex, suicide and incontestability apply to both Insureds.

                             CHARGES AND DEDUCTIONS

Load from Premiums

  We do not make any deductions from the premium payment before allocating it to your Accumulated Value.

Surrender Charge

  We may assess a surrender charge if you surrender your Policy or make a partial withdrawal during the first nine Policy Years. We will assess the Surrender Charge against the portion of the withdrawal we consider to be a return of initial premium.

  No charge is imposed on a Preferred Withdrawal. A Preferred Withdrawal is usually the portion of your first withdrawal in each Policy Year that qualifies as a Free Withdrawal Amount. If you have made any withdrawals in a Policy Year, and none was a Preferred Withdrawal, the Free Withdrawal Amount is available for the next withdrawal in that Policy Year.

  For purposes of calculating the Surrender Charge only, any surrender or withdrawal in a Policy Year:

  .First, will be considered a distribution of earnings from the available Free Withdrawal Amount, if any,

  . Next, any excess will be considered a return of any remaining initial premium not previously considered withdrawn,

  . Next, any excess will be considered a return of any remaining additional premiums not previously considered withdrawn,

  . Last, any excess will be considered a distribution of remaining earnings not previously considered withdrawn.

  The Surrender Charge varies with the Policy Year according to the following schedule:

           Time of Withdrawal        Surrender Charge
           ------------------        ----------------
      Policy Year 1-2                      10%
      Policy Year 3                         9%
      Policy Year 4                         8%
      Policy Year 5                         7%
      Policy Year 6                         6%
      Policy Year 7                         5%
      Policy Year 8                         4%
      Policy Year 9                         3%
      Policy Year 10 and thereafter         0%

  Total cumulative Surrender Charges imposed will never exceed 10% of your initial premium payment or exceed the maximum prescribed by state nonforfeiture laws for life insurance.

  Approximately twenty-five percent of the Surrender Charge is assessed to compensate us for premium taxes. Approximately seventy-five percent is assessed to compensate us for sales expenses. The Surrender Charge is not assessed against premiums other than the initial premium.

Deductions from Accumulated Value

  The charges described below are deducted from Accumulated Value on the Policy Date, and on each Monthly Payment date thereafter. Each charge will be assessed to the Fixed Account and to each Variable Account in proportion to the Policy's Accumulated Value in that account, unless you specify otherwise in writing.

  Cost of Insurance. A cost of insurance charge is deducted to compensate us for providing life insurance coverage for the Insured.

  The guaranteed maximum cost of insurance charge will be the net amount at risk under the Policy multiplied by the guaranteed maximum cost of insurance rates shown in your Policy. The net amount at risk is the death benefit less the Accumulated Value. For the purpose of this charge, the death benefit is divided by 1.002466 (a discount factor to account for interest deemed to be earned during the month). Guaranteed maximum cost of insurance rates are based on the Age, sex (where permissible), and underwriting classification of the Insured(s). The cost of insurance rates generally increase with the Age of the Insured(s). If your initial premium was 100% of the Guideline Single Premium we may charge less than the guaranteed maximum cost of insurance charge.

  Administrative Charge. We assess an administrative charge of 0.00025 (0.30% annually) of the Accumulated Value in the Variable Accounts and the Fixed Account for administrative expenses. In addition, if the Accumulated Value is less than $50,000 on any Policy Anniversary Date a $40 fee is charged on that Monthly Payment Date.

  The administrative charge is to cover administrative expenses in connection with the Policies, including expenses of underwriting and issuing the Policy, recordkeeping, determining Policy values and benefits, processing death benefit claims, processing withdrawals and transfers, preparing reports to Policy Owners, and overhead costs. We do not expect to profit from this charge.

  Tax Expense Charge. A charge equal to 0.000333333 (0.40% annually) of the Accumulated Value is assessed to pay applicable state and local taxes and federal taxes under Section 848 of the Code. This charge is eliminated after 10 Policy Years. The deduction over 10 Policy Years approximates our average expenses for taxes on premiums. Taxes on premiums vary from state to state, and in some instances, among municipalities and currently range from 2.00% to 14.00%. We do not expect to profit from this charge.

  Mortality and Expense Risk Charges. A charge equal to 0.00075 (0.90% annually) of Accumulated Value in the Variable Accounts and the Fixed Account will be assessed to compensate us for mortality and expense risks assumed. After 10 Policy Years, this charge is reduced to 0.000583333% (0.70% annually).

  This charge is made to compensate us for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. We will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient.

Other Charges

  We may charge the Variable Accounts for the federal income taxes incurred by us that are attributable to the Separate Account and its Variable Accounts or to our operations with respect to the Policies. No such charge is currently assessed. See "Charge for Our Income Taxes".

  We will bear the operating expenses of the Separate Account. Each Variable Account available to you purchases shares of the corresponding Portfolio of the underlying Fund. The Fund and each of its Portfolios incur certain charges, including the investment advisory fee, and certain operating expenses. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. The advisory fees and other expenses are more fully described in "AN OVERVIEW OF PACIFIC SELECT ESTATE MAXIMIZER: Fees and Expenses Paid by the Pacific Select Fund" and in the prospectus of the Fund.

Guarantee of Certain Charges

  We guarantee that certain charges will not increase, including the guaranteed rates for the cost of insurance, the administrative charge, the tax charge, and the charge for mortality and expense risk.

Variations in Charges

  We may agree to reduce or waive the Surrender Charge or administrative charges, or other charges, or credit additional amounts under our Policies, in situations where selling and/or maintenance costs associated with the Policies are reduced, such as the sale of several Policies to the same Policyowner(s), sales of large Policies, sales of Policies in connection with a group or sponsored arrangement or mass transactions over multiple Policies.

  In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Policies, for those Policies sold to persons who meet criteria established by us, who may include registered representatives and employees of broker/dealers with a current selling agreement with us and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Policies owned by Eligible Persons if such Policies are purchased directly through Pacific Mutual Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, contract changes and other matters relating to their

Policies. The amount credited to Policies owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures.

  We will only reduce or waive such charges or credit additional amounts on any Policy where expenses associated with the sale of the Policy and/or costs associated with administering and maintaining the Policy are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Policies.

Usage

  We may use any profit derived from charges imposed under the Policies for any lawful purpose, including our sales and distribution expenses not covered by the sales load.

                               OTHER INFORMATION

Federal Income Tax Considerations

  The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. This discussion is not intended as tax advice. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local income or other tax considerations which may be involved in the purchase or ownership of the Policy.

  While we believe that the Policy meets the statutory definition of life insurance under Section 7702 of the Internal Revenue Code ("IRC") and hence will receive federal income tax treatment consistent with that of traditional fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of substandard risk Policies). We reserve the right to make changes to the Policy if changes are deemed appropriate by us to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts.

  The death benefit under a Policy should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual or other entity) under IRC Section 101(a)(1) for purposes of the regular federal income tax and you generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under your Policy until a full or partial surrender thereof, or lapse of your Policy, or until receipt of deemed distributions (including, in the case of a modified endowment contract, policy loans). Prospective Owners that intend to use Policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisers with respect to the tax consequences of such arrangements. Prospective corporate Owners should consult their tax advisers about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations and the environmental tax under IRC
Section 59A. Changing the Policy Owner may also have tax consequences. Exchanging a Policy for another involving the same Insured generally will not result in the recognition of gain or loss according to IRC Section 1035(a). Changing the Insured under a Policy will, however, not be treated as a tax-free exchange under IRC Section 1035, but rather as a taxable exchange.

  Diversification Requirements. To comply with regulations under Section 817(h) of the IRC, each Portfolio of the Fund will be required to diversify its investments. For details on these diversification requirements, see "Taxation" in the Fund's SAI.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policy owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Policy Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under your Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy Values. These differences could result in you being treated as the owner of your Policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your Policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

  Modified Endowment Contracts. IRC Section 7702A defines a class of insurance contracts referred to as modified endowment contracts. Under this provision, the Policies will be treated for federal tax purposes in one of two ways. It is expected that most of the Policies will be modified endowment contracts.

  A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract. For example, if the "seven-pay premium" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year; $2,000 through the first two years; and $3,000 through the first three years, etc.

  Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender of your Policy, you would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Debt exceeds the investment in your Policy (usually the premiums paid plus pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon partial withdrawals and Policy loans, you would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on your Policy. The amount allocated to income is the amount by which the Accumulated Value of your Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as modified endowment contracts are purchased from any one insurance company, including Pacific Life, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distributions allocable to income on the policies and the portion allocable to investment in the policies.

  If you assign or pledge (or agree to assign or pledge) any portion of the value of a modified endowment contract, such amount or portion generally will be treated as a pre-death distribution.

  The portion of pre-death distributions that are treated as taxable income will also be subject to an additional income tax of 10%, except where the distribution (1) occurs on or after the date on which the taxpayer attains age 59 1/2, (2) is attributable to the taxpayer becoming disabled, or (3) occurs as part of a series of substantially equal (annual or more frequent) periodic payments made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

  With respect to Policy loans, it is unclear whether interest paid (or accrued by an accrual basis taxpayer) constitutes interest for federal income tax purposes. Consult your tax advisor. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Policies That Are Not Modified Endowment Contracts. Policies entered into before June 21, 1988, may not be subject to treatment as modified endowment contracts even though they fail to meet the seven-pay premium test provided that such Policies do not experience a "material change." The definition of "material change" is complex, but, in general, if you do not pay any further premium or institute any changes to the death benefits, there will be no material change. In this connection, an additional premium payment necessary to keep your Policy in force should not constitute a material change so long as the death benefit under the Policy does not increase. If a Policy that was not a modified endowment contract becomes one, under Treasury Department regulations which may be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test will be treated as pre-death distributions from a modified endowment contract (and, therefore, will be taxable as described above) even though, at the time of the distribution(s), the Policy was not yet a modified endowment contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

  Pre-death distributions from Policies that are not modified endowment contracts may also give rise to taxable income. Upon full surrender or maturity of your Policy for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Debt over the cost basis under your Policy will be treated as ordinary income for federal income tax purposes. Your Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in partial withdrawals. Under IRC Section 7702 , if a partial withdrawal is accompanied by a reduction in benefits under a life insurance contract, special rules apply to determine whether part or all of the cash received is paid out of the income of the contract and is taxable. Cash distributed to you on partial withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to you to the extent that it exceeds the cost basis under your Policy.

  We also believe that loans received under Policies that are not modified endowment contracts will be treated as Debt of the Owner, and that no part of any loan under the Policy will constitute income to you unless your Policy is surrendered or lapses. However, interest on Policy Debt paid (or accrued by an accrual basis taxpayer) may be deductible. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies. Also, new tax law has been proposed in 1999 which contains a provision that could adversely affect the owners of certain "corporate-owned life insurance policies". (As of the date of this Prospectus, this proposal has not been introduced as a bill and may or may not ever become law as currently drafted.) Present law provides that a portion of the interest deductions on indebtedness is reduced if the taxpayer is a direct or indirect beneficiary of certain life insurance, endowment, or annuity contracts (even interest on indebtedness that is completely unrelated to the contract). This rule does not apply under present law if the contract was issued on 20% owners, officers or employees. The proposal would repeal the exception other than for 20% owners for taxable years beginning after the date of enactment. The effect of the proposal would be to increase the after-tax cost of such policies in most cases. If you have questions regarding the proposal, please consult your tax advisor.

  Last Survivor Policies. While we believe that last survivor Policies meet the statutory definition of life insurance under IRC Section 7702 and hence will receive federal income tax treatment consistent with that of traditional fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies. We reserve the right to make changes to the last survivor Policy if changes are deemed appropriate by us to attempt to assure qualification of the last survivor Policy as a life insurance contract. If a last survivor Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance, including the excludability of the death benefit from the gross income of the Beneficiary.

  Other. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. These calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges. While we believe under IRS pronouncements currently in effect, that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current requirements, complete assurance cannot be given that the IRS would necessarily agree. It is possible that future regulations will contain standards that would require us to modify our mortality charges used for the purpose of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and we reserve the right to make any such modifications.

  Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Owner or Beneficiary.

  For complete information on federal, state, local and other tax considerations, a qualified tax adviser should be consulted.

  Accelerated Living Benefits Rider. Amounts received under the Rider should be generally excluded from taxable income under Section 101(g) of the tax code. Benefits under the Rider will be taxed, however, if they are paid to someone other than an Insured, and an Insured is a director, officer or employee of the person receiving the benefit, or has a financial interest in a business of the person receiving the benefit.

  WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

Charge for Our Income Taxes

  For federal income tax purposes, variable life insurance generally is treated in a manner consistent with traditional fixed life insurance. We will review the question of a charge to the Separate Account or the Policy for our federal income taxes periodically . A charge may be made for any federal income taxes incurred by us that are attributable to the Separate Account or to our operations with respect to the Policy. Charges might become necessary if our tax treatment is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in our tax status.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Account for such taxes, if any, attributable to the Account.

Voting of Fund Shares

  In accordance with our view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940 or by the fund. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that it is permitted to vote the shares of the Fund in its own right, we may elect to do so.

  You are the person having the voting interest under a Policy. Unless otherwise required by applicable law, the number of votes as to which you will have the right to instruct will be determined by dividing your Accumulated Value in a Variable Account by the net asset value per share of the corresponding Portfolio of the Fund. Fractional votes will be counted. The number of votes as to which you will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the Securities and Exchange Commission, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon instructions received from Policy Owners. Voting instructions may be cast in person or by proxy.

  If there are shares of a Portfolio held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the voting instructions for all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we hold shares of a Portfolio in our General Account, such shares will be voted in the same proportion as the total votes cast for all of our separate accounts, including this separate account. We'll vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

Disregard of Voting Instructions

  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Policy Owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio, provided that our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on us. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Owners.

Confirmation Statements and Other Reports to Owners

  We will send you confirmations for premium payments and transfers, loans, loan repayments, loan interest transfers, partial withdrawals, a surrender, and on payment of any death benefit proceeds. Confirmation of scheduled transactions under Dollar Cost Averaging, portfolio rebalancing, and monthly deductions will appear on your quarterly statement.

  A statement will be sent quarterly to you setting forth a summary of the transactions which occurred during the quarter, indicating the death benefit, Accumulated Value, Cash Surrender Value, and any Policy Debt. In addition, the statement will indicate the allocation of Accumulated Value among the Investment Options and any other information required by law.

  You will also be sent annual financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

Substitution of Investments

  We reserve the right, subject to compliance with the laws as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Policies, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future, under the Policies.

  Where required, we will not substitute any shares attributable to your interest in a Variable Account or the Separate Account without notice, your approval, or prior approval of the SEC and without following the filing or other procedures established by applicable state insurance regulators.

  We also reserve the right to establish additional Variable Accounts which may include additional subaccounts of the Separate Account to serve as investment options under the Policies which may be managed separate accounts or may invest in a new Portfolio of the Fund, or in shares of another investment company, a portfolio thereof, or suitable investment vehicle with a specified investment objective. New Variable Accounts may be established when, at our sole discretion, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policy Owners on a basis to be determined by us. We may also eliminate one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant. We may also terminate and liquidate any Variable Account.

  In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Replacement of Life Insurance or Annuities

  The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

  A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

  There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Changes to Comply with Law

  We reserve the right to make any changes without your consent to the provisions of the Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to, requirements for life insurance contracts and modified endowment contracts under the IRC, under regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts or the Fund may appear in advertisements, sales literature, or reports to Policy Owners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policy Owner's Accumulated Value attributable to the performance of one or more Variable Accounts, or as a change in a Policy Owner's death benefit. Performance quotations may be expressed as a change in a Policy Owner's Accumulated Value over time or in terms of the average annual compounded rate of return on the Policy Owner's Accumulated Value, based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one year or from the commencement of operation of the Variable Account. If a Portfolio has been in existence for a longer period of time than its corresponding Variable Account, we may also present hypothetical returns that the Variable Account would have achieved had it invested in its corresponding Portfolio for periods through the commencement of operation of the Portfolio. For the period that a particular Variable Account has been in existence, the performance will be actual performance and not hypothetical in nature. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The cost of insurance charge varies according to the Insured (or joint Insureds if a last survivor Policy), and therefore the cost of insurance charge reflected in performance for the hypothetical Policy is based on the hypothetical Insured (or joint Insureds) assumed. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming a surrender at the end of the particular period, although other quotations may simultaneously be given that do no assume a surrender and do not take into account deduction of the surrender charge or other charges.

  Performance information for a Variable Account may be compared, in advertisements, sales literature, and reports to Policy Owners to: (i) other variable life separate accounts, mutual funds, or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain our rating or a rating of our claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  Performance information for any Variable Account reflects only the performance of a hypothetical Policy whose Accumulated Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

                               THE FIXED ACCOUNT

  You may allocate all or a portion of your premium payments and transfer Accumulated Value to our Fixed Account. Amounts allocated to the Fixed Account become part of our General Account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Fixed Account, see the Policy itself.

General Description

  Amounts allocated to the Fixed Account become part of our General Account, which consists of all assets owned by us other than those in the Separate Account and other separate accounts of ours. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

  You may elect to allocate premium payments to the Fixed Account, the Variable Account, or both. You may also transfer Accumulated Value from the Variable Accounts to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. We guarantee that the Accumulated Value in the Fixed Account will be credited with interest at a rate of 0.24663% per month, compounded monthly, for an effective annual rate of 3%. Such interest will be paid regardless of the actual investment experience for the Fixed Account. In addition, we may in our sole discretion pay current interest in excess of the 3% guarantee. The initial rate of interest, or 6% if less, will be guaranteed until the first Policy Anniversary. Current interest rates will be effected thereafter on each Policy Anniversary. Once declared for a Policy on a Policy's Anniversary, the current rates are guaranteed for one year until the next Policy Anniversary. The portion of your Accumulated Value in the Loan Account that is used to secure Policy Debt will be credited with interest at a rate of 0.36748% per month, compounded monthly, for an effective annual rate of 4.5%.

  We bear the full investment risk for the Accumulated Value allocated to the Fixed Account.

  The death benefit under the Policy will be determined in the same fashion for an Owner who has Accumulated Value in the Fixed Account as for an Owner who has Accumulated Value in the Variable Accounts.

  The Surrender Charge and the Policy charges, cost of insurance, administrative, tax, and mortality and expense risk, will be the same whether you transfer Accumulated Value to the Fixed Account or to the Variable Accounts. The administrative charges and mortality and expense risk charges will not be assessed against the Loan Account, and any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent the Accumulated Value is allocated to the Fixed Account; however, to such extent, you will not participate in the investment experience of the Variable Accounts.

Transfers, Surrenders, Withdrawals, and Policy Loans

  Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. No transfer may be made if the Policy is in the grace period and the required premium has not been paid. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any twelve month period. Further, you may not transfer more than the greater of 25% of your Accumulated Value in the Fixed Account or $5,000 in any year. Currently there is no charge imposed upon transfers; however, we reserve the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. Transfers from the Variable Accounts to the Fixed Account may only be made in the Policy Month preceding a Policy Anniversary, except that you may make such a transfer at any time during the first 18 Policy Months.

  You may also make full surrenders and partial withdrawals from the Fixed Account to the same extent as an Owner who has invested in the Variable Accounts. See "Surrender"and "Partial Withdrawals". In addition, to the same extent as Policy Owners with Accumulated Value in the Variable Accounts, you may obtain a Policy Loan and borrow up to 100% of your Accumulated Value in the Fixed Account (50% in the first Policy Year) less Policy Debt. See "Policy Loans". Transfers, surrenders, and withdrawals payable from the Fixed Account, and the payment of Policy loans allocated to the Fixed Account may be delayed for up to six months.

                             MORE ABOUT THE POLICY

Ownership

  The Policy Owner is the individual named as such in the application or in any later change shown in our records. While the Insured is living, the Policy Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or we allow.

  Joint Owners. If more than one person is named as Policy Owner, they are joint Owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint Owner dies, ownership passes to the surviving joint Owner(s). When the last joint Owner dies, ownership passes through that person's estate, unless otherwise provided.

Beneficiary

  The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Insured (or either Insured, if this is a last survivor Policy) by written request on forms provided by us, which must be received by us at our Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. You may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured (or Survivor, if this is a last survivor Policy), you are the Beneficiary, if living; otherwise your estate is the Beneficiary.

  We will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's (or Survivor's, if this is a last survivor Policy) death, the Beneficiary must be living at the time of the Insured's (or Survivor's) death.

The Contract

  The Policy is a contract between you and us. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, any Riders and Benefits and all additional Policy information sections (specification pages) added to the Policy.

Payments

  We ordinarily will pay death benefit proceeds, Net Cash Surrender Value on surrender, partial withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after we receive all the information needed to process a payment or transfer or, if sooner, other period required by law.

  However, we can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

  . The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

  . An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of a Variable Account's net assets; or

  . The SEC by order permits postponement for the protection of Policy Owners.

Assignment

  You may assign a Policy as collateral security for a loan or other obligation. No assignment will bind us unless the original, or a copy, is received and recorded by our Home Office. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or Rider, Benefit, and Endorsement, will be subject to the assignment. We will rely solely on the assignee's statement as to the amount of the assignee's interest. We will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. See "Federal Income Tax Considerations".

Errors on the Application

  If the Age of an Insured has been misstated, the death benefit under this Policy will be the greater of that which would be purchased by the original initial premium, using the Guideline Single Premium at issue for the correct Age and the original elected percent of the Guideline Single Premium, or the death benefit derived by multiplying Accumulated Value by the specified percentage for the correct Age.

Incontestability

  We may contest the validity of this Policy if any material misstatements are made in the application. However, your Policy will be incontestable after the expiration of the following: the initial Face Amount cannot be contested with respect to an Insured after the Policy has been in force during that Insured's lifetime for two years from the Policy Date; and reinstatement cannot be contested after it has been in force during an Insured's lifetime for two years from the date of reinstatement.

Payment in Case of Suicide

  If the Insured (or either Insured, if this is a last survivor Policy) dies by suicide, while sane or insane, within two years from the Policy Date, we will limit the death benefit proceeds to the premium payments less any Policy Debt and less the amount of any partial withdrawals.

Dividends

  The current dividend scale is zero and we do not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

Policy Illustrations

  Upon request, we will send you an illustration of estimated future benefits under your Policy based on both guaranteed and current cost factor assumptions. However, we reserve the right to charge a $25 fee for requests for illustrations in excess of one per Policy Year.

Payment Plan

  Surrender or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by us from time to time. This benefit is not available if the income would be less than $100 a month. Surrender, withdrawal, or death benefit proceeds may be used to purchase any other Payment Plan that we make available at that time.

Optional Insurance Benefits and Other Policies

  Subject to certain requirements, you may elect to add an Accelerated Living Benefit Rider at any time while this Policy is in force. This Rider provides Policy Owner access to a portion of the Policy's proceeds if the Insured (or the Survivor Insured in the case of a last survivor Policy) has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or such other period that may be required by state insurance authorities). We offer other variable life insurance policies that provide insurance protection on the lives of two insureds or on the life of a single insured, whose loads and charges may vary. A registered representative authorized to sell the Policy can describe other policies further.

Retirement Income Strategy Using Life Insurance

  Any Policy Owners or applicants who wish to consider using the Policy as a funding vehicle for (non-qualified) retirement purposes may obtain additional information from us. An Owner could pay premiums under a Policy for a number of years, and upon retirement could utilize a Policy's loan and partial withdrawal features to access Accumulated Value as a source of retirement income for a period of time. This use of a Policy does not alter an Owner's rights or our obligations under a Policy; the Policy would remain a life insurance contract that, so long as it remains in force, provides for a death benefit payable when the Survivor dies.

  Ledger illustrations are available upon request that portray how the Policy can be used as a funding mechanism for (non-qualified) supplemental retirement income for individuals. Ledger illustrations are illustrations that show the effect on Accumulated Value, Net Cash Surrender Value, and the net death benefit of premiums paid under a Policy and Partial Withdrawals and loans taken for retirement income; or reflecting allocation of premiums to specified Variable Accounts. This information will be portrayed at hypothetical rates of return that are requested. Charts and graphs presenting the results of the ledger comparisons or a comparison of retirement strategies will also be furnished upon request. Any graphic presentations and retirement strategy charts must be accompanied by a corresponding ledger illustration; ledger illustrations must always include or be accompanied by comparable information that is based on guaranteed cost of insurance rates and that presents a hypothetical gross rate of return of 0%. Retirement illustrations will not be furnished with a hypothetical gross rate of return in excess of 12%.

  The hypothetical rates of return in ledger illustrations are illustrative only and should not be interpreted as a representation of past or future investment results. Policy values and benefits shown in the ledger illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, if premiums were not paid when due, and loan interest was paid when due. Withdrawals or loans may have an adverse effect on Policy benefits.

Risks Regarding Retirement Income Strategy Using Life Insurance

  Using the Policy as a funding vehicle for retirement income purposes presents several risks, including the risk that if the Policy is insufficiently funded in relation to the income stream from the Policy, the Policy can lapse prematurely and result in significant income tax liability to the Owner in the year in which the lapse occurs. Other risks associated with borrowing from the Policy also apply. Loans will be automatically repaid from the gross death benefit at the death of the Survivor, resulting in the estimated payment to the Beneficiary of the net death benefit, which will be less than the gross death benefit and may be less than the Face Amount. Upon surrender, the loan will be automatically repaid, resulting in the payment to you of the Net Cash Surrender Value. Similarly, upon lapse, the loan will be automatically repaid. The automatic repayment of the loan upon lapse or surrender will cause the recognition of taxable income to the extent that Net Cash Surrender Value plus the amount of the repaid loan exceeds your basis in the Policy. Thus, under certain circumstances, surrender or lapse of the Policy could result in tax liability to you. In addition, to reinstate a lapsed Policy, you would be required to make certain payments as described under "Reinstatement". Thus, you should be careful to fashion a life insurance plan so that the Policy will not lapse prematurely under various market scenarios as a result of withdrawals and loans taken from your Policy.

  The Policy will lapse if your Net Cash Surrender Value less Policy Debt is insufficient to cover the current monthly deduction on any Monthly Payment Date, and a grace period expires without your making a sufficient payment. To avoid lapse of your Policy, it is important to fashion a payment stream that does not leave your Policy with insufficient Accumulated Value. Determinations as to the amount to withdraw or borrow each year warrant careful consideration. Careful consideration should also be given to any assumptions respecting the hypothetical rate of return, to the duration of withdrawals and loans, and to the amount of Accumulated Value that should remain in your Policy upon its maturity. Poor investment performance can contribute to the risk that your Policy may lapse. In addition, the cost of insurance generally increases with the Age of the Insured, which can further erode existing Accumulated Value and contribute to the risk of lapse.

  Further, interest on a Policy loan is due to us for any Policy Year on the Policy Anniversary. If this interest is not paid when due, it is added to the amount of the outstanding Policy Debt, and interest will begin accruing thereon from that date. This can have a compounding effect, and to the extent that the outstanding loan balance exceeds your basis in the Policy, the amounts attributable to interest due on the loans can add to your federal (and possibly state) income tax liability.

  You should consult with your attorney and financial advisers in designing a life insurance retirement strategy that is suitable. Further, you should continue to monitor the Accumulated Value net of loans remaining in a Policy to assure that the Policy is sufficiently funded to continue to support the desired income stream and so that it will not lapse. In this regard, you should consult your periodic statements to determine the amount of their remaining Accumulated Value minus the outstanding loan balance. Illustrations showing the effect of charges under the Policy upon existing Accumulated Value or the effect of future withdrawals or loans upon the Policy's Accumulated Value and death benefit are available from your agent. Consideration should be given periodically to whether the Policy is sufficiently funded so that it will not lapse prematurely.

  Because of the potential risks associated with borrowing from a Policy, use of the Policy's Accumulated Value as a source for retirement income may not be suitable for all Policy Owners. These risks should be carefully considered before borrowing from the Policy to provide an income stream.

Distribution of the Policy

  PMD is principal underwriter (distributor) of the Policies. PMD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PMD for acting as principal underwriter under a Distribution Agreement. PMD is a subsidiary of ours. PMD's principal business address is 700 Newport Center Drive, Newport Beach, California 92660.

  We and PMD have sales agreements with various broker-dealers under which the Policy will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance. The broker-dealers are required to be registered with the SEC. We pay compensation directly to broker-dealers for promotion and sales of the Policy. The compensation payable to a broker-dealer by Pacific Life and PMD for sales of the product may vary with the Sales Agreement, but is not expected to exceed 6.75% of the initial premium payment. Broker-dealers may also receive an annual renewal compensation of approximately 0.25% of Accumulated Value less Policy Debt. In addition, we may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with whom they are affiliated for selling our Policies. Compensation arrangements vary among broker-dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise and may elect to receive compensation on a deferred basis.

                            MORE ABOUT PACIFIC LIFE

Management

  Our directors and officers are listed below together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

       Name and Position        Principal Occupation During the Last Five Years
       -----------------        -----------------------------------------------
Thomas C. Sutton          Director, Chairman of the Board and Chief Executive Officer
Director, Chairman of      of Pacific Life; Director, Chairman of the Board and Chief
the Board and              Executive Officer of Pacific LifeCorp, August 1997 to
Chief Executive Officer    present; Director, Chairman of the Board and Chief
                           Executive Officer of Pacific Mutual Holding Company, August
                           1997 to present; Trustee and Chairman of the Board and
                           Former President of Pacific Select Fund; Director and
                           Chairman of the Board of Pacific Life & Annuity Company
                           (formerly known as PM Group Life Insurance Company);
                           Management Board Member of PIMCO Advisors L.P.,
                           December 1997 to present; Former Equity Board Member of
                           PIMCO Advisors L.P.; Former Director of Pacific Corinthian
                           Life Insurance Company; Director of: Newhall Land &
                           Farming; The Irvine Company; Edison International; and
                           similar positions with other affiliated companies of
                           Pacific Life.

Glenn S. Schafer          Director (since November 1994) and President (since January
Director and President     1995) of Pacific Life; Executive Vice President and Chief
                           Financial Officer of Pacific Life, April 1991 to January
                           1995; Director and President of Pacific LifeCorp, August
                           1997 to present; Director and President of Pacific Mutual
                           Holding Company, August 1997 to present; President (since
                           February 1999) and Former Trustee of Pacific Select Fund;
                           Management Board Member of PIMCO Advisors L.P., December
                           1997 to present; Former Equity Board Member of PIMCO
                           Advisors L.P.; Former Director of Pacific Corinthian Life
                           Insurance Company; Director of Pacific Life & Annuity
                           Company; and similar positions with other affiliated
                           companies of Pacific Life.

Khanh T. Tran             Director (since August 1997), Senior Vice President and
Director, Senior Vice      Chief Financial Officer of Pacific Life, June 1996 to
President and Chief        present; Vice President and Treasurer of Pacific Life,
Financial Officer          November 1991 to June 1996; Senior Vice President and Chief
                           Financial Officer of Pacific LifeCorp, August 1997 to
                           present; Senior Vice President and Chief Financial Officer of Pacific Mutual Holding Company, August 1997 to present;
                           Chief Financial Officer and Treasurer to other affiliated
                           companies of Pacific Life.

David R. Carmichael       Director (since August 1997), Senior Vice President and
Director, Senior Vice      General Counsel of Pacific Life; Senior Vice President and
President and General      General Counsel of Pacific LifeCorp, August 1997 to
Counsel                    present; Senior Vice President and General Counsel of
                           Pacific Mutual Holding Company, August 1997 to present;
                           Director of Pacific Life & Annuity Company; Association of
                           California Life and Health Insurance Companies and
                           Association of Life Insurance Counsel.

Audrey L. Milfs           Director (since August 1997), Vice President and Corporate
Director, Vice President   Secretary of Pacific Life; Vice President and Secretary of
and Corporate Secretary    Pacific LifeCorp, August 1997 to present; Vice President
                           and Secretary of Pacific Mutual Holding Company, August
                           1997 to present; Secretary of Pacific Select Fund; similar positions with other affiliated companies of Pacific Life.

Richard M. Ferry          Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director and Chairman of
                           Korn/Ferry International; Director of: Avery Dennison
                           Corporation; Broco, Inc.; ConAm Management; Mullin
                           Consulting, Inc.; Northwestern Restaurants, Inc.; Dole Food
                           Co.; Mrs. Fields' Original Cookies Inc.; Rainier Bells,
                           Inc; Mellon West Coast Advisory Board; Former Director of
                           First Business Bank. Address: 1800 Century Park East,
                           Suite 900, Los Angeles, California 90067.

       Name and Position        Principal Occupation During the Last Five Years
       -----------------        -----------------------------------------------
Donald E. Guinn           Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Chairman Emeritus and
                           Former Director of Pacific Telesis Group; Director of: The
                           Dial Corp.; BankAmerica Corporation; Former Director of
                           Bank of America NT&SA. Address: Pacific Telesis Center, 130
                           Kearny Street, Room 3704, San Francisco, California 94108-
                           4818.

Ignacio E. Lozano, Jr.    Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director, Chairman and
                           Former Editor-In-Chief of La Opinion; Former Director of:
                           BankAmerica Corporation; Bank of America NT&SA; and Pacific
                           Enterprises; Director of: The Walt Disney Company; Southern
                           California Gas Company; Lozano Communications, Inc.; Sempra
                           Energy and San Diego Gas and Electric Company Address:
                           411 West Fifth Street, 12th Floor, Los Angeles, California
                           90013.

Charles D. Miller         Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director, Chairman and
                           Former Chief Executive Officer of Avery Dennison
                           Corporation; Former Director of Great Western Financial
                           Corporation; Advisory Board Member of: Korn/Ferry
                           International; Mellon Bank; Director of: Nationwide Health
                           Properties, Inc.; Edison International. Address: 150 North
                           Orange Grove Boulevard, Pasadena, California 91103.

Donn B. Miller            Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director, President and
                           Chief Executive Officer of Pearson-Sibert Oil Co. of Texas;
                           Director of: The Irvine Company; Automobile Club of
                           Southern California; Former Director of St. John's Hospital
                           & Health Care Foundation. Address: 136 El Camino, Suite
                           216, Beverly Hills, California 90212.

Richard M. Rosenberg      Director of Pacific Life (since October 1997 and previously
Director                   from November 1995 to August 1997); Director of Pacific
                           LifeCorp, August 1997 to present; Director of Pacific
                           Mutual Holding Company, October 1997 to present; Chairman
                           and Chief Executive Officer (Retired) of BankAmerica
                           Corporation; Director of: BankAmerica Corporation; Airborne
                           Express Corporation; Northrop Grumman Corporation; Potlatch
                           Corporation; SBC Communications; Chronicle Publishing;
                           Pollo Rey/Unamas; Age Wave; Former Director of K-2
                           Incorporated. Address: 555 California Street, 11th Floor,
                           Unit 3001B, San Francisco, California 94104.

James R. Ukropina         Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Partner with the law firm of O'Melveny & Meyers LLP; Director of Lockheed Martin
                           Corporation; Trustee of Stanford University. Address: 400
                           South Hope Street, 16th Floor, Los Angeles, California
                           90071-2899.

Raymond L. Watson         Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Vice Chairman and Director of The Irvine Company; Director of: The Walt Disney
                           Company; The Mitchell Energy and Development Company; The
                           Irvine Apartment Communities; Former Director of The Tejon
                           Ranch. Address: 550 Newport Center Drive, 3rd Floor,
                           Newport Beach, California 92660.

Lynn C. Miller            Executive Vice President, Individual Insurance, of Pacific
Executive Vice President   Life, January 1995 to present; Senior Vice President,
                           Individual Insurance, of Pacific Life, 1989 to 1995;
                           Executive Vice President of Pacific Life & Annuity Company.

Edward R. Byrd            Vice President and Controller of Pacific Life; Vice
Vice President and         President and Controller of Pacific LifeCorp, August 1997
Controller                 to present; Vice President and Controller of Pacific Mutual
                           Holding Company, August 1997 to present; and similar
                           positions with other affiliated companies of Pacific Life.

Brian D. Klemens          Vice President and Treasurer of Pacific Life, December 1998
Vice President and         to present; Assistant Vice President Accounting and
Treasurer                  Assistant Controller of Pacific Life, April 1994 to
                           December 1998.

  No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by us or any of our affiliates to any person listed for services rendered to the Separate Account.

State Regulation

  We are subject to the laws of the state of California governing insurance companies and to regulation by the Commissioner of Insurance of California. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Telephone Transfer and Loan Privileges

  You may request a transfer of Accumulated Value or a Policy Loan by telephone if a properly completed Authorization for Telephone Requests ("Telephone Authorization") has been filed at our Home Office. All or part of any telephone conversation with respect to transfer or loan instructions may be recorded by us. Telephone instructions received by us by 1:00 P.M. Pacific time on any Valuation Date will be effected as of the end of that Valuation Date in accordance with your instructions (presuming that the Free-Look Period has expired). We reserve the right to deny any telephone transfer or loan request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers and loans by telephone and would have to submit written requests.

  We have established procedures to confirm that instructions communicated by telephone are genuine. Under the procedures, any person requesting a transfer by telephone must provide certain personal identification as requested by us, and we will send a written confirmation of all transfers requested by telephone within 7 days of the transfer. Upon your submission of a Telephone Authorization, you authorize us to accept and act upon telephonic instructions for transfers or loans involving your Policy, and agree that neither we, any of our affiliates, Pacific Select Fund, nor any of our or their directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorneys fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by us to be genuine, provided that we have complied with our procedures. As a result of this policy on telephonic requests, you will bear the risk of loss arising from the telephone transfer and loan privileges.

Legal Proceedings

  There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

Legal Matters

  Legal matters in connection with the issue and sale of the Policies described in this Prospectus and our organization, our authority to issue the Policies under California law, and the validity of the forms of the Policies under California law have been passed on by our General Counsel.

  Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads.

Registration Statement

  A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

Preparation for the Year 2000

  Pacific Life long ago recognized the challenges associated with the Year 2000 date change. This change involves the ability of computer systems to properly recognize the Year 2000. The inability to do so could result in major failures or miscalculations. We began prior to 1995 to assess and plan for the potential impact of the Year 2000. More recently, Pacific Life has been executing a company-wide plan adopted during 1998 which called for correction or replacement of remaining non-compliant systems by December 31, 1998.

  We have successfully executed this project plan to date. Virtually all affected systems were remediated and tested in time for use during 1998 year-end processing cycles. Although it is not possible to certify that any system will be completely free of Year 2000 problems, we have performed extensive testing to identify and deal with such potential problems. Additionally, most of the company's critical systems were subject to an independent third-party review process which used sophisticated automated tools to identify Year 2000 related bugs. The results have been very positive and we feel the company's internal systems are positioned well for the date change in the century.

  We plan to continue to test and re-test throughout 1999 and we will respond promptly should any problems arise at any time thereafter.

  We are continuing to work on contingency plans for critical business processes. When appropriate, alternative methods and procedures are being developed to work around unanticipated problems.

  In addition to the above, we will continue to carefully evaluate responses from vendors and significant business partners regarding the compliance of their critical business processes and products. Although ultimately Pacific Life cannot be responsible for the Year 2000 compliance efforts of these outside entities, we will take appropriate steps wherever possible to develop contingency plans to address vendors and partners deemed non-compliant.

  Expenses to make our systems Year 2000 compliant are currently estimated to range from $12 million to $15 million, which excludes the cost of our personnel who support Year 2000 compliance efforts. We do not anticipate any other material future costs associated with the Year 2000 compliance projects, although there can be no assurance.

  These Year 2000 related statements are designated as "Year 2000 Readiness Disclosure" pursuant to the Year 2000 Information Readiness Disclosure Act, enacted October 19, 1998.

Independent Auditors

  The audited consolidated financial statements for Pacific Life as of December 31, 1998 and 1997 and for the three years ended December 31, 1998 and the audited financial statements for Pacific Select Exec Separate Account as of December 31, 1998 and for the two years ended December 31, 1998 included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as indicated in their reports appearing herein, and have been so included in reliance upon their authority as experts in accounting and auditing.

Financial Statements

  The audited financial statements of Pacific Select Exec Separate Account as of December 31, 1998 and for the two years then ended are set forth herein, starting on page 40. The audited consolidated financial statements of Pacific Life as of December 31, 1998 and 1997 and for the three years ended December 31, 1998 are set forth herein starting on page 52.

  The financial statements of Pacific Life should be distinguished from the financial statements of the Pacific Select Exec Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Pacific Life Insurance Company

 We have audited the accompanying statement of assets and liabilities of Pacific Select Exec Separate Account (comprised of the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, Equity Index, International, Emerging Markets, Variable Account I, Variable Account II, Variable Account III, and Variable Account IV Variable Accounts) as of December 31, 1998 and the related statement of operations for the year then ended and statement of changes in net assets for each of the two years in the period then ended (as to the Equity Variable Account and the Bond and Income Variable Account, for the year ended December 31, 1998 and for the period from commencement of operations through December 31, 1997). These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 1998 and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended (as to the Equity Variable Account and the Bond and Income Variable Account, for the year ended December 31, 1998 and for the period from commencement of operations through December 31, 1997), in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 5, 1999

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
(In thousands)

                                    High             Govern-
                          Money    Yield   Managed     ment             Aggressive  Growth   Equity   Multi-
                          Market    Bond     Bond   Securities  Growth    Equity      LT     Income  Strategy
                         Variable Variable Variable  Variable  Variable  Variable  Variable Variable Variable
                         Account  Account  Account   Account   Account   Account   Account  Account  Account
                         ------------------------------------------------------------------------------------
ASSETS
Investments:
 Money Market Portfolio
 (6,873 shares; cost
 $69,218)............... $69,107
 High Yield Bond
 Portfolio (4,645
 shares; cost $45,134)..          $43,370
 Managed Bond Portfolio
 (8,941 shares; cost
 $97,525)...............                   $101,864
 Government Securities
 Portfolio (1,562
 shares; cost $16,677)..                             $17,149
 Growth Portfolio (8,711
 shares; cost
 $187,167)..............                                       $199,670
 Aggressive Equity
 Portfolio (1,404
 shares; cost $16,338)..                                                 $17,766
 Growth LT Portfolio
 (8,674 shares; cost
 $152,516)..............                                                           $227,277
 Equity Income Portfolio
 (6,986 shares; cost
 $147,393)..............                                                                    $187,867
 Multi-Strategy
 Portfolio (7,736
 shares; cost
 $112,643)..............                                                                             $133,998
Receivables:
 Due from Pacific Life
 Insurance Company......               89        72      174        209      321        153       92       54
 Fund shares redeemed...     100
                         ------------------------------------------------------------------------------------
Total Assets............  69,207   43,459   101,936   17,323    199,879   18,087    227,430  187,959  134,052
                         ------------------------------------------------------------------------------------
LIABILITIES
Payables:
 Due to Pacific Life
 Insurance Company......     100
 Fund shares purchased..               89        72      174        209      321        153       92       54
                         ------------------------------------------------------------------------------------
Total Liabilities.......     100       89        72      174        209      321        153       92       54
                         ------------------------------------------------------------------------------------
NET ASSETS.............. $69,107  $43,370  $101,864  $17,149   $199,670  $17,766   $227,277 $187,867 $133,998
                         ------------------------------------------------------------------------------------
See Notes to Financial Statements

                                                                                                           41

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 1998
(In thousands)

                                  Bond and  Equity   Inter-  Emerging
                          Equity   Income   Index   national Markets  Variable Variable Variable Variable
                         Variable Variable Variable Variable Variable Account  Account  Account  Account
                         Account  Account  Account  Account  Account     I        II      III       IV
                         --------------------------------------------------------------------------------
ASSETS
Investments:
 Equity Portfolio (617
 shares; cost $16,061).. $18,066
 Bond and Income
 Portfolio (397 shares;
 cost $5,250)...........           $5,282
 Equity Index Portfolio
 (9,370 shares; cost
 $212,820)..............                   $303,187
 International Portfolio
 (9,944 shares; cost
 $153,283)..............                            $157,140
 Emerging Markets
 Portfolio (1,471
 shares; cost $11,689)..                                     $10,072
 Brandes International
 Equity Portfolio (1)
 (140 shares;
 cost $1,454)...........                                               $1,522
 Turner Core Growth
 Portfolio (165 shares;
 cost $2,467)...........                                                        $2,948
 Frontier Capital
 Appreciation Portfolio
 (295 shares;
 cost $4,191)...........                                                                 $4,452
 Enhanced U.S. Equity
 Portfolio (276 shares;
 cost $4,437)...........                                                                          $4,986
Receivables:
 Due from Pacific Life
 Insurance Company......      11       13       161       81      11
 Fund shares redeemed...                                                   23        9       19       32
                         --------------------------------------------------------------------------------
Total Assets............  18,077    5,295   303,348  157,221  10,083    1,545    2,957    4,471    5,018
                         --------------------------------------------------------------------------------

LIABILITIES
Payables:
 Due to Pacific Life
 Insurance Company......                                                   23        9       19       32
 Fund shares purchased..      11       13       161       81      11
                         --------------------------------------------------------------------------------
Total Liabilities.......      11       13       161       81      11       23        9       19       32
                         --------------------------------------------------------------------------------
NET ASSETS.............. $18,066   $5,282  $303,187 $157,140 $10,072   $1,522   $2,948   $4,452   $4,986
                         --------------------------------------------------------------------------------

(1) Formerly named Edinburgh Overseas Equity Portfolio

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                    High             Govern-
                          Money    Yield   Managed     ment              Aggressive  Growth   Equity   Multi-
                          Market    Bond     Bond   Securities  Growth     Equity      LT     Income  Strategy
                         Variable Variable Variable  Variable  Variable   Variable  Variable Variable Variable
                         Account  Account  Account   Account   Account    Account   Account  Account  Account
                         -------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..............  $3,392   $3,403   $5,533      $881   $20,232         $5    $6,250  $18,901  $12,030
                          ------------------------------------------------------------------------------------
Net Investment Income...   3,392    3,403    5,533       881    20,232          5     6,250   18,901   12,030
                          ------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
 Net realized gain
 (loss) from security
 transactions...........      (3)     (87)     663       164    10,581        653     5,163    5,470    3,108
 Net unrealized
 appreciation
 (depreciation) on
 investments............      14   (2,165)   1,408        59   (23,983)     1,132    63,381    9,750    5,144
                          ------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain
(Loss) on Investments...      11   (2,252)   2,071       223   (13,402)     1,785    68,544   15,220    8,252
                          ------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS
RESULTING FROM
OPERATIONS..............  $3,403   $1,151   $7,604    $1,104    $6,830     $1,790   $74,794  $34,121  $20,282
                          ------------------------------------------------------------------------------------
See Notes to Financial Statements

                                                                                                           43

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                  Bond and  Equity   Inter-   Emerging
                          Equity   Income   Index   national  Markets   Variable Variable Variable Variable
                         Variable Variable Variable Variable  Variable  Account  Account  Account  Account
                         Account  Account  Account  Account   Account      I        II      III       IV
                         --------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..............    $507    $147    $4,853  $11,985      $117      $87      $52     $21      $154
                         --------------------------------------------------------------------------------
Net Investment Income...     507     147     4,853   11,985       117       87       52      21       154
                         --------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
 Net realized gain
 (loss) from security
 transactions...........     369      19    11,629    5,435    (1,951)       8       96     (64)      183
 Net unrealized
 appreciation
 (depreciation) on
 investments............   1,989      13    43,404  (10,085)     (935)      72      460      44       366
                         --------------------------------------------------------------------------------
Net Realized and
Unrealized Gain
(Loss) on Investments...   2,358      32    55,033   (4,650)   (2,886)      80      556     (20)      549
                         --------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM
OPERATIONS..............  $2,865    $179   $59,886   $7,335   $(2,769)    $167     $608      $1      $703
                         --------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                      High               Govern-
                           Money     Yield    Managed      ment              Aggressive  Growth    Equity    Multi-
                           Market     Bond      Bond    Securities  Growth     Equity      LT      Income   Strategy
                          Variable  Variable  Variable   Variable  Variable   Variable  Variable  Variable  Variable
                          Account   Account   Account    Account   Account    Account   Account   Account   Account
                          ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment income..    $3,392   $3,403     $5,533      $881    $20,232        $5     $6,250   $18,901   $12,030
 Net realized gain
 (loss) from security
 transactions...........        (3)     (87)       663       164     10,581       653      5,163     5,470     3,108
 Net unrealized
 appreciation
 (depreciation) on
 investments............        14   (2,165)     1,408        59    (23,983)    1,132     63,381     9,750     5,144
                          ------------------------------------------------------------------------------------------
Net Increase in Net
Assets
Resulting from
Operations..............     3,403    1,151      7,604     1,104      6,830     1,790     74,794    34,121    20,282
                          ------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN
NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net
 premiums...............   164,872    7,612     13,456     2,186     31,972     4,086     29,295    24,939    14,554
 Transfers--policy
 charges and
 deductions.............    (6,168)  (2,255)    (3,939)     (699)   (10,609)     (969)    (9,146)   (7,949)   (5,260)
 Transfers in (from
 other variable
 accounts)..............   268,634   34,691     52,698    10,097     89,840    20,958     82,877    46,109    13,875
 Transfers out (to other
 variable accounts).....  (399,943) (29,075)   (36,135)   (5,218)   (87,886)  (16,962)   (53,981)  (35,074)  (17,159)
 Transfers--other.......   (13,775)  (2,461)    (4,332)     (742)   (10,466)     (610)    (7,000)   (5,765)   (5,646)
                          ------------------------------------------------------------------------------------------
Net Increase in Net
Assets Derived
from Policy
Transactions............    13,620    8,512     21,748     5,624     12,851     6,503     42,045    22,260       364
                          ------------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................    17,023    9,663     29,352     6,728     19,681     8,293    116,839    56,381    20,646
                          ------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Year.......    52,084   33,707     72,512    10,421    179,989     9,473    110,438   131,486   113,352
                          ------------------------------------------------------------------------------------------
End of Year.............   $69,107  $43,370   $101,864   $17,149   $199,670   $17,766   $227,277  $187,867  $133,998
                          ------------------------------------------------------------------------------------------
See Notes to Financial Statements

                                                                                                                  45

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                    Bond and  Equity    Inter-   Emerging
                           Equity    Income   Index    national  Markets   Variable Variable Variable Variable
                          Variable  Variable Variable  Variable  Variable  Account  Account  Account  Account
                          Account   Account  Account   Account   Account      I        II      III       IV
                          -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment income..     $507      $147    $4,853   $11,985     $117       $87      $52      $21     $154
 Net realized gain
 (loss) from security
 transactions...........      369        19    11,629     5,435   (1,951)        8       96      (64)     183
 Net unrealized
 appreciation
 (depreciation) on
 investments............    1,989        13    43,404   (10,085)    (935)       72      460       44      366
                          -----------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............    2,865       179    59,886     7,335   (2,769)      167      608        1      703
                          -----------------------------------------------------------------------------------

INCREASE (DECREASE) IN
NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net
 premiums...............    2,976     1,056    44,705    28,077    3,183       238      408    1,305    1,358
 Transfers--policy
 charges and
 deductions.............     (633)     (197)  (12,955)   (8,359)    (663)      (62)     (93)    (245)    (156)
 Transfers in (from
 other variable
 accounts)..............   17,627     6,550   108,028    71,891   27,300       749    2,159    1,700    1,697
 Transfers out (to other
 variable accounts).....   (8,527)   (2,820)  (73,002)  (64,225) (25,040)      (97)    (880)  (1,374)    (481)
 Transfers--other.......     (432)     (171)  (10,763)   (6,520)    (355)      (12)     (37)     (44)     111
                          -----------------------------------------------------------------------------------
Net Increase in Net
Assets Derived
from Policy
Transactions............   11,011     4,418    56,013    20,864    4,425       816    1,557    1,342    2,529
                          -----------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................   13,876     4,597   115,899    28,199    1,656       983    2,165    1,343    3,232
                          -----------------------------------------------------------------------------------

NET ASSETS
Beginning of Year.......    4,190       685   187,288   128,941    8,416       539      783    3,109    1,754
                          -----------------------------------------------------------------------------------
End of Year.............  $18,066    $5,282  $303,187  $157,140  $10,072    $1,522   $2,948   $4,452   $4,986
                          -----------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997
(In thousands)

                                      High               Govern-
                           Money     Yield    Managed      ment              Aggressive  Growth    Equity    Multi-
                           Market     Bond      Bond    Securities  Growth     Equity      LT      Income   Strategy
                          Variable  Variable  Variable   Variable  Variable   Variable  Variable  Variable  Variable
                          Account   Account   Account    Account   Account    Account   Account   Account   Account
                          ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment income..    $2,072   $2,559    $3,893       $498    $14,427               $4,656    $7,127    $7,530
 Net realized gain from
 security transactions..        94      454       367         96      6,822      $101      3,899     3,288       695
 Net unrealized
 appreciation
 (depreciation) on
 investments............      (121)    (335)    1,844        306     15,323       230      1,609    16,626     8,279
                          ------------------------------------------------------------------------------------------
Net Increase in Net
Assets
Resulting from
Operations..............     2,045    2,678     6,104        900     36,572       331     10,164    27,041    16,504
                          ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net
 premiums...............   114,902    6,516    11,008      2,026     28,003     2,091     27,890    20,805    20,699
 Transfers--policy
 charges and
 deductions.............    (4,303)  (1,844)   (2,926)      (587)    (9,059)     (469)    (6,771)   (5,873)   (4,507)
 Transfers in (from
 other variable
 accounts)..............   133,629   17,591    15,603      5,190     61,551    12,131     34,622    27,826     9,864
 Transfers out (to other
 variable accounts).....  (214,125) (15,732)  (11,609)    (4,376)   (46,874)   (7,838)   (39,146)  (18,793)   (5,914)
 Transfers--other.......    (7,489)  (1,439)  (14,668)      (562)   (10,114)     (104)    (5,388)   (5,380)   (2,426)
                          ------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Derived
from Policy
Transactions............    22,614    5,092    (2,592)     1,691     23,507     5,811     11,207    18,585    17,716
                          ------------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................    24,659    7,770     3,512      2,591     60,079     6,142     21,371    45,626    34,220
                          ------------------------------------------------------------------------------------------
NET ASSETS
Beginning of Year.......    27,425   25,937    69,000      7,830    119,910     3,331     89,067    85,860    79,132
                          ------------------------------------------------------------------------------------------
End of Year.............   $52,084  $33,707   $72,512    $10,421   $179,989    $9,473   $110,438  $131,486  $113,352
                          ------------------------------------------------------------------------------------------
See Notes to Financial Statements

                                                                                                                 47

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1997
(In thousands)

                                       Bond and    Equity    Inter-   Emerging
                            Equity      Income     Index    national  Markets  Variable Variable Variable Variable
                           Variable    Variable   Variable  Variable  Variable Account  Account  Account  Account
                          Account (1) Account (1) Account   Account   Account     I        II      III       IV
                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment income..       $30        $11       $7,400    $4,347      $41      $8      $71       $73      $63
 Net realized gain from
 security transactions..        13          5       12,511     4,938      187       2        7        42        7
 Net unrealized
 appreciation
 (depreciation) on
 investments............        16         19       21,545       (62)    (644)     (4)      31       222      201
                          ---------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............        59         35       41,456     9,223     (416)      6      109       337      271
                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net
 premiums...............       466         56       28,526    26,039    2,039      80      172       656      372
 Transfers--policy
 charges and
 deductions.............       (87)       (13)      (8,168)   (7,142)    (479)    (25)     (28)     (149)     (54)
 Transfers in (from
 other variable
 accounts)..............     4,237        659       51,709    54,246   10,615     408      537     3,409      976
 Transfers out (to other
 variable accounts).....      (438)       (53)     (25,760)  (45,867)  (6,460)     (3)    (163)   (1,636)    (217)
 Transfers--other.......       (47)         1      (25,672)   (4,997)    (162)     (4)     (17)      (51)      (9)
                          ---------------------------------------------------------------------------------------
Net Increase in Net
Assets Derived
from Policy
Transactions............     4,131        650       20,635    22,279    5,553     456      501     2,229    1,068
                          ---------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................     4,190        685       62,091    31,502    5,137     462      610     2,566    1,339
                          ---------------------------------------------------------------------------------------
NET ASSETS
Beginning of Year.......                           125,197    97,439    3,279      77      173       543      415
                          ---------------------------------------------------------------------------------------
End of Year.............    $4,190       $685     $187,288  $128,941   $8,416    $539     $783    $3,109   $1,754
                          ---------------------------------------------------------------------------------------

(1) For the period from January 10, 1997 (commencement of operations) to December 31, 1997.

See Notes to Financial Statements

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES                 and liabilities at the date of the financial
                                                   statements and the reported amounts of
  The Pacific Select Exec Separate Account         income and expenses during the reporting
(the "Separate Account") is registered as          period. Actual results could differ from
a unit investment trust under the Investment       those estimates.
Company Act of 1940, as amended, and during
1998 was comprised of eighteen subaccounts           A. Valuation of Investments
called Variable Accounts: the Money Market
Variable Account, the High Yield Bond                Investments in shares of the Funds are
Variable Account, the Managed Bond Variable        valued at the reported net asset values of
Account, the Government Securities                 the respective portfolios. Valuation of
Variable Account, the Growth Variable              securities held by the Funds is discussed
Account, the Aggressive Equity Variable            in the notes to their financial statements.
Account, the Growth LT Variable Account,
the Equity Income Variable Account, the              B. Security Transactions
Multi-Strategy Variable Account, the
Equity Variable Account, the Bond and                Transactions are recorded on the trade
Income Variable Account, the Equity Index          date. Realized gains and losses on sales of
Variable Account, the International Variable       investments are determined on the basis of
Account, the Emerging Markets Variable             identified cost.
Account, and the Variable Accounts I through
IV. The assets in each of the first fourteen         C. Federal Income Taxes
Variable Accounts are invested in shares of
the corresponding portfolios of Pacific              The operations of the Separate Account
Select Fund and the assets of the last four        will be reported on the Federal income tax
Variable Accounts are invested in shares of        return of Pacific Life, which is taxed as a
the corresponding portfolios of M Fund, Inc.       life insurance company under the provisions
(collectively, the "Funds"). Each Variable         of the Tax Reform Act of 1986. Under current
Account pursues different investment               tax law, no Federal income taxes are
objectives and policies. The financial             expected to be paid by Pacific Life with
statements of the Funds, including the             respect to the operations of the Separate
schedules of investments, are either               Account.
included in Section B of this report or
provided separately and should be read in          2. DIVIDENDS
conjunction with the Separate Account's
financial statements.                                During 1998, the Funds declared dividends
                                                   for each portfolio. The amounts accrued by
  The Separate Account was established by          the Separate Account for its share of the
Pacific Life Insurance Company (formerly           dividends were reinvested in additional full
named Pacific Mutual Life Insurance                and fractional shares of the related
Company--see Note 1 to Financial Statements        portfolio.
of the Fund on B-58) on May 12, 1988 and
commenced operations on November 22, 1988.         3. CHARGES AND EXPENSES
Under applicable insurance law, the assets
and liabilities of the Separate Account              With respect to variable life insurance
are clearly identified and distinguished           policies funded by the Separate Account,
from the other assets and liabilities of           Pacific Life makes certain deductions from
Pacific Life. The assets of the Separate           premiums for sales load and state premium
Account will not be charged with any               taxes before amounts are allocated to the
liabilities arising out of any other               Separate Account. Pacific Life also makes
business conducted by Pacific Life, but the        certain deductions from the net assets of
obligations of the Separate Account,               each Variable Account for the mortality and
including benefits related to variable life        expense risks Pacific Life assumes,
insurance, are obligations of Pacific Life.        administrative expenses, cost of insurance,
                                                   charges for optional benefits and any sales
  The Separate Account held by Pacific Life        and underwriting surrender charges. The
represents funds from individual flexible          operating expenses of the Separate Account
premium variable life policies. The assets         are paid by Pacific Life.
of the Separate Account are carried at
market value.                                      4. RELATED PARTY AGREEMENT

  The preparation of the accompanying                Pacific Mutual Distributors, Inc., a
financial statements requires management to        wholly-owned subsidiary of Pacific Life,
make estimates and assumptions that affect         serves as principal underwriter of variable
the reported amounts of assets                     life insurance policies funded by interests
                                                   in the Separate Account, without
                                                   remuneration from the Separate Account.


                                                                                                                                  49

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5. SEPARATE ACCOUNT'S COST OF INVESTMENTS IN THE FUNDS SHARES

 The investment in the Funds shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). The cost and market value of total Separate Account's investments in the Funds as of December 31, 1998 were as follows (amounts in thousands):

                                              Variable Accounts
                          ---------------------------------------------------------------
                                                        Govern-
                          Money    High Yield Managed     ment             Aggressive
                          Market      Bond      Bond   Securities  Growth    Equity
                          ---------------------------------------------------------------
Total cost of
 investments at
 beginning of year        $52,208    $33,305   $69,581  $10,008   $143,503    $9,176
Add: Total net proceeds
 from policy
 transactions             180,669     23,481    32,416    8,675     56,862    15,473
  Reinvested
   distributions from
   the Funds:
  (a) Net investment
   income                   3,392      3,082     4,503      663        214         5
  (b) Net realized gain                  321     1,030      218     20,018
                          ---------------------------------------------------------------
           Sub-Total      236,269     60,189   107,530   19,564    220,597    24,654
Less: Cost of
 investments disposed
 during the year          167,051     15,055    10,005    2,887     33,430     8,316
                          ---------------------------------------------------------------
Total cost of
 investments at end of
 year                      69,218     45,134    97,525   16,677    187,167    16,338
Add: Unrealized
 appreciation
 (depreciation)              (111)    (1,764)    4,339      472     12,503     1,428
                          ---------------------------------------------------------------
Total market value of
 investments at end of
 year                     $69,107    $43,370  $101,864  $17,149   $199,670   $17,766
                          ---------------------------------------------------------------

                          Growth     Equity    Multi-             Bond and   Equity
                            LT       Income   Strategy   Equity    Income    Index
                         ---------------------------------------------------------------
Total cost of
 investments at
 beginning of year       $ 99,059   $100,762   $97,141   $4,174       $666  $140,325
Add: Total net proceeds
 from policy
 transactions              60,881     40,603    16,738   15,633      5,455    84,675
  Reinvested
   distributions from
   the Funds:
  (a) Net investment
   income                     327      1,300     3,405       40        145     3,133
  (b) Net realized gain     5,923     17,601     8,625      467          2     1,720
                         ---------------------------------------------------------------
           Sub-Total      166,190    160,266   125,909   20,314      6,268   229,853
Less: Cost of
 investments disposed
 during the year           13,674     12,873    13,266    4,253      1,018    17,033
                         ----------------------------------------------------------------
Total cost of
 investments at end of
 year                     152,516    147,393   112,643   16,061      5,250   212,820
Add: Unrealized
 appreciation              74,761     40,474    21,355    2,005         32    90,367
                         ----------------------------------------------------------------
Total market value of
 investments at end of
 year                    $227,277   $187,867  $133,998  $18,066     $5,282  $303,187
                         ----------------------------------------------------------------

                          Inter-    Emerging
                         national   Markets      I         II       III        IV
                         ----------------------------------------------------------------
Total cost of
 investments at
 beginning of year       $115,000     $9,098      $544     $762     $2,892    $1,571
Add: Total net proceeds
 from policy
 transactions              47,705      9,932     1,047    1,994      2,546     3,239
  Reinvested
   distributions from
   the Funds:
  (a) Net investment
   income                   1,485        117        87       52                  146
  (b) Net realized gain    10,500                                       21         8
                         ----------------------------------------------------------------
           Sub-Total      174,690     19,147     1,678    2,808      5,459     4,964
Less: Cost of
 investments disposed
 during the year           21,407      7,458       224      341      1,268       527
                         ----------------------------------------------------------------
Total cost of
 investments at end of
 year                     153,283     11,689     1,454    2,467      4,191     4,437
Add: Unrealized
 appreciation
 (depreciation)             3,857     (1,617)       68      481        261       549
                         ----------------------------------------------------------------
Total market value of
 investments at end of
 year                    $157,140    $10,072    $1,522   $2,948     $4,452    $4,986
                         ----------------------------------------------------------------

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)

6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS AND SELECTED ACCUMULATION UNIT ** INFORMATION

 Transactions in Separate Account units for the year ended December 31, 1998 and the selected accumulation unit information as of December 31, 1998 were as follows:

                                                 Variable Accounts
                         ---------------------------------------------------------------------------
                                                                Govern-
                           Money     High Yield     Managed      ment                 Aggressive
                           Market        Bond        Bond     Securities    Growth      Equity
                         ---------------------------------------------------------------------------
Total units outstanding
 at beginning of year      3,242,630   1,272,728   3,186,015    479,603    4,678,660     840,837
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
  premiums                 9,998,490     280,788     567,458     95,603      858,593     345,960
 (b) Transfers--policy
  charges and deductions    (373,932)    (84,466)   (165,049)   (30,660)    (283,438)    (82,024)
 (c) Transfers in (from
  other variable
  accounts)               16,112,581   1,251,759   2,162,298    411,892    2,206,806   1,764,520
 (d) Transfers out (to
  other variable
  accounts)              (24,064,758) (1,034,962) (1,475,354)  (204,814)  (2,150,435) (1,425,259)
 (e) Transfers--other       (828,850)    (87,604)   (176,871)   (29,124)    (256,086)    (51,258)
                         -----------------------------------------------------------------------
        Sub-Total            843,531     325,515     912,482    242,897      375,440     551,939
                         -----------------------------------------------------------------------
Total units outstanding
 at end of year            4,086,161   1,598,243   4,098,497    722,500    5,054,100   1,392,776
                         -----------------------------------------------------------------------

Accumulation Unit
 Value: At beginning of  -----------------------------------------------------------------------
 year                         $16.06      $26.48      $22.76     $21.73       $38.47      $11.27
At end of year                $16.91      $27.14      $24.85     $23.74       $39.51      $12.76
                         -----------------------------------------------------------------------
                           Growth       Equity      Multi-                 Bond and     Equity
                             LT         Income     Strategy     Equity      Income      Index
                         -----------------------------------------------------------------------
Total units outstanding
 at beginning of year      5,452,479   3,609,629   3,897,779    365,186       57,616   5,696,188
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
  premiums                 1,193,031     621,209     459,357    229,214       83,678   1,213,083
 (b) Transfers--policy
  charges and deductions    (371,549)   (198,432)   (168,061)   (48,132)     (15,662)   (350,651)
 (c) Transfers in (from
  other variable
  accounts)                3,139,545     984,220     372,455  1,338,126      518,911   2,722,051
 (d) Transfers out (to
  other variable
  accounts)               (2,057,690)   (741,626)   (498,426)  (643,218)    (223,441) (1,831,867)
 (e) Transfers--other       (266,828)   (121,899)   (164,002)   (32,588)     (13,550)   (270,080)
                         -----------------------------------------------------------------------
        Sub-Total          1,636,509     543,472       1,323    843,402      349,936   1,482,536
                         -----------------------------------------------------------------------
Total units outstanding
 at end of year            7,088,988   4,153,101   3,899,102  1,208,588      407,552   7,178,724
                         -----------------------------------------------------------------------

Accumulation Unit
 Value:At beginning of   -----------------------------------------------------------------------
 year                         $20.25      $36.43      $29.08     $11.47       $11.89      $32.88
At end of year                $32.06      $45.24      $34.37     $14.95       $12.96      $42.23
                         -----------------------------------------------------------------------
                           Inter-      Emerging
                          national     Markets        I           II         III          IV
                         -----------------------------------------------------------------------
Total units outstanding
 at beginning of year      6,224,372     871,397      52,300     59,984      243,373     132,506
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
  premiums                 1,264,542     393,994      21,062     27,463      107,709      92,938
 (b) Transfers--policy
  charges and deductions    (378,357)    (82,543)     (5,624)    (6,243)     (20,099)    (10,607)
 (c) Transfers in (from
  other variable
  accounts)                3,056,270   3,699,775      70,147    145,602      141,760     118,099
 (d) Transfers out (to
  other variable
  accounts)               (2,708,392) (3,409,238)     (8,799)   (56,670)    (125,903)    (23,033)
 (e) Transfers--other       (274,952)    (48,335)     (1,088)    (2,384)      (4,033)     (5,315)
                         -----------------------------------------------------------------------
        Sub-Total            959,111     553,653      75,698    107,768       99,434     172,082
                         -----------------------------------------------------------------------
Total units outstanding
 at end of year            7,183,483   1,425,050     127,998    167,752      342,807     304,588
                         -----------------------------------------------------------------------

Accumulation Unit        -----------------------------------------------------------------------
 Value:At beginning of        $20.72       $9.66      $10.31     $13.06       $12.77      $13.23
At end of year                $21.88       $7.07      $11.89     $17.57       $12.99      $16.37
                         -----------------------------------------------------------------------

------
** Accumulation Unit: unit of measure used to calculate the value of a Policy
   Owner's interest in a Variable Account during the accumulation period.

   INDEPENDENT AUDITORS' REPORT
   ----------------------------

   Pacific Life Insurance Company and Subsidiaries:

   We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the "Company") as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

   DELOITTE & TOUCHE LLP

   Costa Mesa, California
   February 22, 1999

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                               December 31,
                                                              1998      1997
------------------------------------------------------------------------------
                                                              (In Millions)
ASSETS
Investments:
  Securities available for sale at estimated fair value:
    Fixed maturity securities                              $13,617.0 $13,938.5
    Equity securities                                          547.5     346.4
  Mortgage loans                                             2,788.7   1,922.1
  Real estate                                                  172.7     192.1
  Policy loans                                               3,901.2   3,769.2
  Short-term investments                                        99.9      83.8
  Other investments                                            948.0     432.4
------------------------------------------------------------------------------
TOTAL INVESTMENTS                                           22,075.0  20,684.5
Cash and cash equivalents                                      150.1     110.4
Deferred policy acquisition costs                              889.7     716.9
Accrued investment income                                      252.3     255.4
Other assets                                                   672.8     636.5
Separate account assets                                     15,844.0  11,605.1
------------------------------------------------------------------------------
TOTAL ASSETS                                               $39,883.9 $34,008.8
------------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life, annuity and other investment contract
   deposits                                                $17,973.0 $16,644.5
  Future policy benefits                                     2,131.6   2,133.8
  Short-term and long-term debt                                445.1     253.6
  Other liabilities                                          1,162.2   1,224.5
  Separate account liabilities                              15,844.0  11,605.1
------------------------------------------------------------------------------
TOTAL LIABILITIES                                           37,555.9  31,861.5
------------------------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                       30.0      30.0
  Paid-in capital                                              126.2     120.1
  Retained earnings                                          1,663.5   1,422.0
  Accumulated other comprehensive income -
   Unrealized gain on securities available for sale, net       508.3     575.2
------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                   2,328.0   2,147.3
------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                 $39,883.9 $34,008.8
------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                     Years Ended December 31,
                                                      1998     1997     1996
------------------------------------------------------------------------------
                                                          (In Millions)
REVENUES
Policy fees from universal life, annuity and other
 investment contract deposits                       $  525.3 $  431.2 $  348.6
Insurance premiums                                     514.7    504.3    465.4
Net investment income                                1,293.8  1,225.3  1,087.3
Net realized capital gains                              38.7     85.3     44.0
Commission revenue                                     220.1    146.6     79.6
Other income                                           216.6    181.7    123.1
------------------------------------------------------------------------------
TOTAL REVENUES                                       2,809.2  2,574.4  2,148.0
------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life, annuity and
 other investment contract deposits                    880.8    797.8    665.0
Policy benefits paid or provided                       719.5    675.7    652.9
Commission expenses                                    386.1    303.7    233.6
Operating expenses                                     467.8    507.7    316.2
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                          2,454.2  2,284.9  1,867.7
------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES               355.0    289.5    280.3
Provision for income taxes                             113.5    113.5    113.7
------------------------------------------------------------------------------

NET INCOME                                          $  241.5 $  176.0 $  166.6
------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                     Accumulated
                                    Common Stock                        Other
                                    ------------- Paid-in Retained  Comprehensive
                                    Shares Amount Capital Earnings     Income      Total
------------------------------------------------------------------------------------------
                                                        (In Millions)
BALANCES,
 JANUARY 1, 1996                                          $1,151.4     $ 482.0    $1,633.4
Comprehensive income:
  Net income                                                 166.6                   166.6
  Change in unrealized gain on
   securities available for sale,
   net                                                                  (102.8)     (102.8)
                                                                                  --------
Total comprehensive income                                                            63.8
------------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1996                                         1,318.0       379.2     1,697.2
Comprehensive income:
  Net income                                                 176.0                   176.0
  Change in unrealized gain on
   securities available for sale,
   net                                                                   196.0       196.0
                                                                                  --------
Total comprehensive income                                                           372.0
Issuance of partnership units by
 affiliate                                        $ 85.1                              85.1
Initial member capitalization
 of Pacific Mutual Holding Company                            (2.0)                   (2.0)
Issuance of common stock             0.6   $30.0    35.0     (65.0)
Dividend paid to parent                                       (5.0)                   (5.0)
------------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1997                   0.6    30.0   120.1   1,422.0       575.2     2,147.3
Comprehensive income:
  Net income                                                 241.5                   241.5
  Change in unrealized gain on
   securities available for sale,
   net                                                                   (66.9)      (66.9)
                                                                                  --------
Total comprehensive income                                                           174.6
Issuance of partnership units by
 affiliate                                           6.1                               6.1
------------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1998                   0.6   $30.0  $126.2  $1,663.5     $ 508.3    $2,328.0
------------------------------------------------------------------------------------------
See Notes to Consolidated Financial Statements

                                                                                        55

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                    Years Ended December 31,
                                                   1998       1997       1996
-------------------------------------------------------------------------------
                                                        (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                      $   241.5  $   176.0  $   166.6
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Amortization on fixed maturities                  (39.4)     (26.6)     (45.2)
  Depreciation and other amortization                26.0       38.3       43.8
  Deferred income taxes                             (20.6)     (14.4)     (49.8)
  Net realized capital gains                        (38.7)     (85.3)     (44.0)
  Net change in deferred policy acquisition
   costs                                           (172.8)    (185.4)    (140.4)
  Interest credited to universal life, annuity
   and other investment contract deposits           880.8      797.8      665.0
Change in accrued investment income                   3.1      (52.9)      (3.7)
Change in future policy benefits                     (2.2)    (372.7)      62.3
Change in other assets and liabilities               99.4      577.4      158.1
-------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES           977.1      852.2      812.7
-------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Securities available for sale:
  Purchases                                      (4,302.3)  (6,272.3)  (4,525.0)
  Sales                                           2,201.9    2,224.1    2,511.0
  Maturities and repayments                       2,196.1    2,394.6    1,184.7
Repayments of mortgage loans                        334.9      179.3      220.4
Proceeds from sales of mortgage loans and real
 estate                                              43.3      104.4       14.5
Purchases of mortgage loans and real estate      (1,246.3)    (643.7)    (414.3)
Distributions from partnerships                     119.5       91.6       78.8
Change in policy loans                             (132.0)    (637.4)    (338.5)
Change in short-term investments                    (16.1)     (17.7)      37.2
Other investing activity, net                      (564.2)      43.5     (144.5)
-------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES            (1,365.2)  (2,533.6)  (1,375.7)
-------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  Years Ended December 31,
(Continued)                                      1998       1997       1996
-----------------------------------------------------------------------------
                                                      (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $ 4,007.0  $ 4,373.6  $ 2,105.0
  Withdrawals                                  (3,770.7)  (2,667.3)  (1,756.6)
Net change in short-term debt                     191.5        8.5       42.5
Repayment of long-term debt                                  (25.0)      (5.0)
Initial capitalization of Pacific Mutual
 Holding Company                                              (2.0)
Dividend paid to parent                                       (5.0)
-----------------------------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES         427.8    1,682.8      385.9
-----------------------------------------------------------------------------
Net change in cash and cash equivalents            39.7        1.4     (177.1)
Cash and cash equivalents, beginning of year      110.4      109.0      286.1
-----------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR        $   150.1  $   110.4  $   109.0
-----------------------------------------------------------------------------

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES
In connection with the acquisition of an insurance block of business in 1997, as discussed in Note 5, the following assets and liabilities were assumed:

          Cash                                           $1,215.9
          Policy loans                                      440.3
          Other assets                                       43.4
                                                         --------
            Total assets assumed                         $1,699.6
                                                         --------

          Policyholder account values                    $1,693.8
          Other liabilities                                   5.8
                                                         --------
            Total liabilities assumed                    $1,699.6
                                                         --------
-----------------------------------------------------------------------------
SUPPLEMENTAL SCHEDULE OF NON CASH FINANCING ACTIVITIES
As a result of the Conversion in 1997, as discussed in Note 1, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.
-----------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid                                $127.9     $153.0     $189.6
Interest paid                                    $ 24.0     $ 26.1     $ 27.3
-----------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   CONVERSION TO MUTUAL HOLDING COMPANY STRUCTURE

   Pursuant to consent received from the Insurance Department of the State of California, Pacific Mutual Life Insurance Company ("Pacific Mutual") implemented a plan of conversion to form a mutual holding company structure (the "Conversion") on September 1, 1997. The Conversion created Pacific LifeCorp, an intermediate stock holding company and Pacific Mutual Holding Company ("PMHC"), a mutual holding company. Pacific Mutual was converted to a stock life insurance company and renamed Pacific Life Insurance Company ("Pacific Life"). Under their respective charters, PMHC must always own at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in PMHC, consisting principally of the right to vote on the election of the Board of Directors of PMHC and on other matters, and certain rights upon liquidation or dissolution of PMHC.

   As a result of the Conversion, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.

   DESCRIPTION OF BUSINESS

   Pacific Life was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life conducts business in every state except New York.

   Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans. Additionally, through its major subsidiaries and affiliates, Pacific Life provides a variety of group employee benefits, broker-dealer operations and investment management and advisory services.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Life and its wholly-owned insurance subsidiaries, PM Group Life Insurance Company ("PM Group") and World-Wide Holdings Limited, and its wholly-owned noninsurance subsidiaries, Pacific Asset Management LLC ("PAM"), Pacific Mutual Distributors, Inc. ("PMD"), Pacific Mutual Realty Finance, Inc. and Pacific Mezzanine Associates, L.L.C. (50% owned). All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those followed in reports to regulatory authorities (Note 2).

   PAM was initially capitalized on December 31, 1997, when Pacific Life completed a subsidiary restructuring in which all the assets and liabilities of Pacific Financial Asset Management Corporation ("PFAMCo") were contributed into this newly formed limited liability company. PFAMCo was then merged into Pacific Life. On October 30, 1997, Pacific Corinthian Life Insurance Company ("PCL"-Note 4), a wholly-owned insurance subsidiary, was merged into Pacific Life, with Pacific Life as the surviving entity.

   NEW ACCOUNTING PRONOUNCEMENTS

   During 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income," SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," and SFAS No. 132, "Employers' Disclosures about Pensions and Other
   Postretirement Benefits."

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued60

   SFAS No. 130 established standards for the reporting and display of comprehensive income and its components in financial statements (Note 11). SFAS No. 131 established standards for the way information about operating segments is reported in financial statements. It also established standards for related disclosures about products and services, geographic areas and major customers (Note 13). SFAS No. 132 standardized disclosure requirements for employers' pensions and other retiree benefits (Note 14). Adoption of these accounting standards did not have a significant impact on the consolidated financial position or results of operations of the Company.

   On January 1, 1998, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or results of operations of the Company.

   In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 is effective for fiscal years beginning after June 15, 1999. SFAS No. 133 establishes accounting and reporting standards for derivative instruments and hedging activities. The Company currently plans to adopt SFAS No. 133 on January 1, 2000. The impact on the consolidated financial position or results of operations of the Company due to the adoption of this statement has not yet been determined.

   In March 1998, the AICPA issued SOP 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires that certain costs incurred in developing internal use computer software be capitalized. The Company currently plans to adopt SOP 98-1 on January 1, 1999. The adoption is not expected to have a significant impact on the consolidated financial position or results of operations of the Company.

   INVESTMENTS

   Available for sale fixed maturity and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income tax and adjustments related to deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial condition. Trading securities, which are included in short-term investments, are reported at estimated fair value with unrealized gains and losses included in net realized capital gains on the accompanying consolidated statements of operations.

   For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income on the accompanying consolidated statements of operations.

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized capital gains on the accompanying consolidated statements of operations.

   Short-term investments are carried at estimated fair value and include all trading securities.

   Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity on the accompanying consolidated statements of financial condition, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Unrealized gains and losses of other derivatives are included in net realized capital gains on the accompanying consolidated statements of operations.

   Mortgage loans and policy loans are stated at unpaid principal balances.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Real estate is carried at depreciated cost, or for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

   On November 15, 1994, certain of the Company's investment management and advisory subsidiaries entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. ("PIMCO Advisors"). In December 1997, PIMCO Advisors completed a transaction in which it acquired the assets of Oppenheimer Capital, L.P., including its interest in Oppenheimer Capital, by issuing approximately 33 million PIMCO Advisors General and Limited Partner units. In connection with this transaction, the Company increased its investment in PIMCO Advisors to reflect the excess of the Company's pro rata share of PIMCO Advisors partners' capital subsequent to this transaction over the carrying value of the Company's investment in PIMCO Advisors. The net result of this transaction was to directly increase stockholder's equity by $85.1 million. The Company's beneficial ownership in PIMCO Advisors was approximately 42% prior to this transaction and 31% as of December 31, 1997. During 1998, the Company increased its investment in PIMCO Advisors to reflect its pro rata share of the increase to PIMCO Advisors partners' capital due to the issuance of additional partnership units. For the year ended December 31, 1998, there was a direct increase to the Company's stockholder's equity of $6.1 million. During 1998, the Company also acquired the beneficial ownership of additional partnership units which increased its ownership to 33% as of December 31, 1998. Deferred taxes resulting from these transactions have been included in the accompanying consolidated financial statements. The Company's investment in PIMCO Advisors, which is included in other investments on the accompanying consolidated statements of financial condition, is accounted for using the equity method.

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment contract products, such costs are generally amortized in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1998, 1997 and 1996, net amortization of deferred policy acquisition costs included in commission expenses amounted to $73.0 million, $50.2 million and $42.6 million, respectively, and included in operating expenses amounted to $33.5 million, $29.4 million and $27.4 million, respectively, on the accompanying consolidated statements of operations.

   PRESENT VALUE OF FUTURE PROFITS

   In connection with the rehabilitation of First Capital Life Insurance Company ("FCL"-Note 4), an asset was established which represented the present value of estimated future profits of the acquired business. The future profits were discounted to provide an appropriate rate of return and were amortized over the rehabilitation plan period. Amortization for the years ended December 31, 1997 and 1996 amounted to $16.1 million and $24.2 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations. During 1996, the Company changed certain assumptions regarding the estimated life which resulted in an increase in amortization in 1996 of approximately $17.0 million.

                Pacific Life Insurance Company and Subsidiaries

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)


   UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

   Universal life, annuity and other investment contract deposits are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4.0% to 8.4% during 1998, 1997 and 1996.

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 1998, 1997 and 1996. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided on the accompanying consolidated statements of operations.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1998 and 1997, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

   REVENUES AND EXPENSES

   Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life, annuities and other investment contracts are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is generally recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations. Depreciation and amortization of other assets is included in operating expenses on the accompanying consolidated statements of operations.

   INCOME TAXES

   Pacific Life is taxed as a life insurance company for income tax purposes and is included in the consolidated income tax returns of PMHC. Prior to 1998, Pacific Life was subject to an equity tax calculated by a prescribed formula that incorporated a differential earnings rate between stock and mutual life insurance companies. In December 1998, the Internal Revenue Service released Revenue Ruling 99-3 which exempts Pacific Life from this tax for taxable years beginning in 1998. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments disclosed in Notes 6 and 7 has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

   BUSINESS RISKS

   The Company operates in a business environment that is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, credit risk, and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques which attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 1998 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS

   The following are reconciliations of statutory capital and surplus and statutory net income for Pacific Life as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                          December 31,
                                                          1998      1997
                                                        ------------------
                                                          (In Millions)
         Statutory capital and surplus                  $1,157.4  $  944.8
           Deferred policy acquisition costs               908.0     730.7
           Unrealized gain on securities available for
            sale, net                                      508.3     575.2
           Deferred income tax                             307.1     289.2
           Asset valuation reserve                         298.7     252.4
           Non admitted assets                              40.4      25.2
           Subsidiary equity                                26.5      60.4
           Surplus notes                                  (149.6)   (149.6)
           Insurance and annuity reserves                 (654.4)   (511.5)
           Other                                          (114.4)    (69.5)
                                                        ------------------
         Stockholder's equity as reported herein        $2,328.0  $2,147.3
                                                        ------------------

                                                   Years Ended December 31,
                                                   1998     1997     1996
                                                  ------------------------
                                                        (In Millions)
         Statutory net income                     $ 187.6  $ 121.5  $113.1
           Deferred policy acquisition costs        177.3    160.4   111.2
           Interest maintenance reserve              24.1      7.6     3.8
           Deferred income tax                       17.9     41.2    70.9
           Net realized gain (loss) on trading
            securities                                9.2     (5.8)  (11.6)
           Earnings of subsidiaries                 (32.8)   (40.6)  (33.0)
           Insurance and annuity reserves          (145.1)  (107.0)  (91.3)
           Other                                      3.3     (1.3)    3.5
                                                  ------------------------
         Net income as reported herein            $ 241.5  $ 176.0  $166.6
                                                  ------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the National Association of Insurance Commissioners ("NAIC") to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by comparing it to the risk-based capital as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 1998 and 1997, Pacific Life and PM Group exceeded the minimum risk-based capital requirements.

   CODIFICATION

   In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the states of California and Arizona will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to its parent in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 1998 statutory results, Pacific Life could pay approximately $240.9 million in dividends in 1999 without prior approval. No dividends were paid during 1998.

   Extraordinary dividends to Pacific Life from PM Group are subject to regulatory restrictions and approvals by the Insurance Department of the State of Arizona, PM Group's state of domicile. The maximum amount of ordinary dividends that can be paid by PM Group without restriction cannot exceed the lesser of 10% of surplus as regards policyholders, or the statutory net gain from operations. PM Group received approval to pay dividends of $14 million and $25 million for the years ended December 31, 1997 and 1996 of which $8 million and $18 million, respectively, were considered extraordinary. No dividends were paid during 1998.

   PERMITTED PRACTICE

   As discussed in Note 1, the Company beneficially owns approximately 33% of the outstanding General and Limited Partner units in PIMCO Advisors L.P. as of December 31, 1998. Net cash distributions received on these units are recorded as income as permitted by the Insurance Department of the State of California for statutory accounting purposes.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the "Closed Block"), was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets of Pacific Life have been allocated to the Closed Block in an amount that produces cash flows, which, together with anticipated revenues, are expected to be sufficient to support the policies. Pacific Life is not

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. CLOSED BLOCK (Continued)

   required to support the payment of dividends on these policies from its general funds. The Closed Block will continue in effect until either the last policy is no longer in force, or the dissolution of the Closed Block. Total assets of $311.6 million and $316.2 million and total liabilities of $352.8 million and $356.0 million for the Closed Block are included in other assets and other liabilities, respectively, on the accompanying consolidated statements of financial condition as of December 31, 1998 and 1997, respectively. The contribution to income from the Closed Block of $5.1 million and $5.7 million, consisting of net revenues and expenses generated by the Closed Block, is included in other income on the accompanying consolidated statements of operations for the years ended December 31, 1998 and 1997, respectively.

4. REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

   On September 30, 1997, PCL completed the rehabilitation of FCL pursuant to a five-year rehabilitation plan approved by the California Superior Court and the Insurance Department of the State of California (the "Rehabilitation Plan"). Under the terms of the Rehabilitation Plan, FCL's insurance policies in force, primarily individual annuities and universal life insurance, were restructured and assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement. On October 30, 1997, PCL was merged into Pacific Life, with Pacific Life as the surviving entity.

5. ACQUISITION OF INSURANCE BLOCKS OF BUSINESS

   On June 1, 1997, Pacific Life acquired a block of corporate-owned life insurance ("COLI") policies from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation ("Confederation Life"), which consisted of approximately 38,000 policies having a face amount of insurance of $8.6 billion and reserves of approximately $1.7 billion. The assets received as part of this acquisition amounted to approximately $1.2 billion in cash and approximately $0.4 billion in policy loans. This block is primarily non-leveraged COLI.

   The remaining cost of acquiring this business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $36.5 million and $43.4 million as of December 31, 1998 and 1997, respectively, and is included in deferred policy acquisition costs on the accompanying consolidated statements of financial condition. Amortization of this asset for the years ended December 31, 1998 and 1997 was $7.7 million and $0.9 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations.

   In January 1999, Pacific Life signed a definitive agreement to acquire a payout annuity block of business from Confederation Life. This block of business consists of approximately 18,000 policies, having reserves amounting to approximately $2.0 billion. The transaction is subject to various regulatory and Court approvals and is anticipated to close during 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES

   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                 Gross Unrealized
                                       Amortized ----------------- Estimated
                                         Cost     Gains    Losses  Fair Value
                                       --------------------------------------
                                                   (In Millions)
    Securities Available for Sale:
    -----------------------------
    As of December 31, 1998:
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $    94.0 $   24.9          $   118.9
    Obligations of states, political
     subdivisions and foreign govern-
     ments                                 726.0    118.0 $   16.1     827.9
    Corporate securities                 7,766.0    438.0    122.4   8,081.6
    Mortgage-backed and asset-backed
     securities                          4,391.7    139.6     52.9   4,478.4
    Redeemable preferred stock             104.0     11.3      5.1     110.2
                                       --------------------------------------
    Total fixed maturity securities    $13,081.7 $  731.8 $  196.5 $13,617.0
                                       --------------------------------------
    Total equity securities            $   364.4 $  202.6 $   19.5 $   547.5
                                       --------------------------------------
    Securities Available for Sale:
    -----------------------------
    As of December 31, 1997:
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $    85.4 $   17.5          $   102.9
    Obligations of states, political
     subdivisions and foreign govern-
     ments                                 730.2     89.4 $    3.0     816.6
    Corporate securities                 7,658.6    594.3     72.7   8,180.2
    Mortgage-backed and asset-backed
     securities                          4,597.2    147.1     15.5   4,728.8
    Redeemable preferred stock             102.3     10.3      2.6     110.0
                                       --------------------------------------
    Total fixed maturity securities    $13,173.7 $  858.6 $   93.8 $13,938.5
                                       --------------------------------------
    Total equity securities            $   226.4 $  122.5 $    2.5 $   346.4
                                       --------------------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)


   The amortized cost and estimated fair value of fixed maturity securities as of December 31, 1998, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Amortized Estimated
                                                      Cost    Fair Value
                                                    --------------------
                                                       (In Millions)
         Securities Available for Sale:
         ------------------------------
         Due in one year or less                    $   479.8 $   482.6
         Due after one year through five years        3,131.7   3,236.6
         Due after five years through ten years       2,923.1   3,033.4
         Due after ten years                          2,155.4   2,386.0
                                                    --------------------
                                                      8,690.0   9,138.6
         Mortgage-backed and asset-backed
         securities                                   4,391.7   4,478.4
                                                    --------------------
         Total                                      $13,081.7 $13,617.0
                                                    --------------------

   Gross gains of $110.6 million, $69.1 million and $89.3 million and gross losses of $35.9 million, $32.9 million and $29.9 million on securities available for sale were realized during 1998, 1997 and 1996, respectively.

   Major categories of investment income are summarized as follows:

                                    Years Ended December 31,
                                     1998     1997     1996
                                   --------------------------8
                                         (In Millions)
        Fixed maturity securities  $  915.9 $  925.4 $  820.7
        Equity securities              17.5     12.8     17.8
        Mortgage loans                174.6    129.5    109.4
        Real estate                    38.1     53.6     51.3
        Policy loans                  154.5    137.1    113.0
        Other                         100.2     75.5     82.6
                                   --------------------------
          Gross investment income   1,400.8  1,333.9  1,194.8
        Investment expense            107.0    108.6    107.5
                                   --------------------------
          Net investment income    $1,293.8 $1,225.3 $1,087.3
                                   --------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)


   The change in gross unrealized gain on investments in available for sale and trading securities is as follows:

                                             December 31,
                                         1998     1997    1996
                                        ------------------------
                                            (In Millions)
        Available for sale securities:
          Fixed maturity                $(229.5) $223.5  $(168.6)
          Equity                           63.1    85.7      6.3
                                        ------------------------
        Total                           $(166.4) $309.2  $(162.3)
                                        ------------------------

        Trading securities:
          Fixed maturity                $  (2.5) $ (1.1) $  (0.5)
          Equity                                             0.2
                                        ------------------------
        Total                           $  (2.5) $ (1.1) $  (0.3)
                                        ------------------------

   As of December 31, 1998 and 1997, investments in fixed maturity securities with a carrying value of $13.0 million and $14.4 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

   No investment, aggregated by issuer, exceeded 10% of total stockholder's equity as of December 31, 1998.

7. FINANCIAL INSTRUMENTS

   The estimated fair values of the Company's financial instruments are as follows:

                                       December 31, 1998    December 31, 1997
                                      -------------------- --------------------
                                      Carrying  Estimated  Carrying  Estimated
                                       Amount   Fair Value  Amount   Fair Value
                                      ----------------------------------------
                                                    (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 6)            $14,164.5 $14,164.5  $14,284.9 $14,284.9
      Mortgage loans                    2,788.7   2,911.2    1,922.1   1,990.9
      Policy loans                      3,901.2   3,901.2    3,769.2   3,769.2
      Cash and cash equivalents           150.1     150.1      110.4     110.4
      Derivative financial
       instruments:
        Interest rate floors, caps,
         options and swaptions             67.9      67.9       22.9      22.9
        Interest rate swap contracts                             0.5       0.5
        Foreign currency derivatives      108.2     108.2        4.1       4.1
    Liabilities:
      Guaranteed interest contracts     5,665.3   5,751.0    3,982.0   4,035.7
      Deposit liabilities                 599.9     626.7      733.5     737.4
      Annuity liabilities               1,448.0   1,430.1    1,883.5   1,872.6
      Short-term debt                     295.5     295.5      104.0     104.0
      Surplus notes                       149.6     176.0      149.6     164.7
      Derivative financial
       instruments:
        Options written                                          1.6       1.6
        Interest rate swap contracts       23.3      23.3
        Asset swap contracts                3.6       3.6       12.6      12.6
        Credit default and total
         return swaps                       9.1       9.1        4.0       4.0

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (Continued)

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1998 and 1997:

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values.

   CASH AND CASH EQUIVALENTS

   The carrying amounts of these items are a reasonable estimate of their fair values.

   DERIVATIVE FINANCIAL INSTRUMENTS

   Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used to leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

   Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized in the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (Continued)


   A reconciliation of the notional or contract amounts and discussion of the various derivative instruments is as follows:

                                    Balance               Terminations Balance
                                   Beginning                  and        End
                                    of Year  Acquisitions  Maturities  of Year
                                   --------------------------------------------
                                                  (In Millions)
    December 31, 1998:
    -----------------
      Interest rate floors, caps,
       options and swaptions       $2,730.0    $  160.6     $  237.6   $2,653.0
      Interest rate swap
       contracts                    2,026.1       960.8        378.3    2,608.6
      Asset swap contracts             67.4        30.3         34.5       63.2
      Credit default and total
       return swaps                   288.5       771.5        410.4      649.6
      Financial futures contracts     214.1     4,108.4      3,713.6      608.9
      Foreign currency
       derivatives                    207.0       959.4         35.2    1,131.2

    December 31, 1997:
    -----------------
      Interest rate floors, caps,
       options and swaptions        4,538.2     1,644.2      3,452.4    2,730.0
      Interest rate swap
       contracts                      988.3     1,356.0        318.2    2,026.1
      Asset swap contracts             30.0        47.4         10.0       67.4
      Credit default and total
       return swaps                   356.5        98.9        166.9      288.5
      Financial futures contracts     609.2     3,930.6      4,325.7      214.1
      Foreign currency
       derivatives                     41.4       217.0         51.4      207.0

   Interest Rate Floors, Caps, Options and Swaptions
   -------------------------------------------------
   The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities in the accompanying consolidated statements of financial condition. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income in the accompanying consolidated statements of operations over the term of the agreement. Interest rate floors and caps, options and swaptions mature during the years 1999 through 2017.

   Interest Rate Swap Contracts
   ----------------------------
   The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. The interest rate swap contracts mature during the years 1999 through 2021.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (Continued)


   Asset Swap Contracts
   --------------------
   The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. The asset swap contracts mature during the years 2000 through 2005.

   Credit Default and Total Return Swaps
   -------------------------------------
   The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. Credit default and total return swaps mature during the years 1999 through 2028.

   Financial Futures Contracts
   ---------------------------
   The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

   Foreign Currency Derivatives
   ----------------------------
   The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. Foreign currency derivatives expire during the years 1999 through 2013.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (Continued)

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market values.

   SURPLUS NOTES

   The estimated fair value of surplus notes is based on market quotes.

   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

   Pacific Life has issued certain contracts to 401(k) plans totaling $1.6 billion as of December 31, 1998, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

8. UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

   The detail of universal life, annuity and other investment contract deposit liabilities is as follows:

                                               December 31,
                                              1998      1997
                                            -------------------
                                               (In Millions)
          Universal life                    $10,218.0 $10,012.0
          Annuity                             1,429.0   1,817.4
          Other investment contract
           deposits                           6,326.0   4,815.1
                                            -------------------
                                            $17,973.0 $16,644.5
                                            -------------------

   The detail of universal life, annuity and other investment contract deposits policy fees and interest credited net of reinsurance ceded is as follows:

                                             Years Ended December 31,
                                              1998     1997     1996
                                           --------------------------
                                                 (In Millions)
          Policy fees:
            Universal life                 $  439.9 $  377.5 $  318.4
            Annuity                            82.1     50.3     26.6
            Other investment contract
             deposits                           3.3      3.4      3.6
                                           --------------------------
          Total policy fees                $  525.3 $  431.2 $  348.6
                                           --------------------------

          Interest credited:
            Universal life                 $  440.8 $  368.2 $  284.3
            Annuity                            79.8    116.8    138.7
            Other investment contract
             deposits                         360.2    312.8    242.0
                                           --------------------------
          Total interest credited          $  880.8 $  797.8 $  665.0
                                           --------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  SHORT-TERM AND LONG-TERM DEBT

    Pacific Life borrows for short-term needs by issuing commercial paper. Principal of $234.9 million and interest payable of $0.6 million was outstanding as of December 31, 1998, bearing an average interest rate of 5.22%, and was repaid in January 1999. There was no commercial paper debt outstanding as of December 31, 1997. Pacific Life has a revolving credit facility available of $350 million as of December 31, 1998 and 1997. There was no debt outstanding under the revolving credit facility as of December 31, 1998 and 1997.

    PAM had bank borrowings outstanding of $60 million and $104 million as of December 31, 1998 and 1997, respectively. The interest rate averaged 5.8%, 5.8% and 5.6% for the years ended December 31, 1998, 1997 and 1996, respectively. Outstanding debt is due and payable in 1999 and subject to renewal. The borrowing limit for PAM as of December 31, 1998 and 1997 was $200 million.

    Pacific Life has $150 million of long-term debt which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for each of the years ended December 31, 1998, 1997 and 1996 and is included in net investment income on the accompanying consolidated statements of operations.

10. INCOME TAXES

    The Company accounts for income taxes using the liability method. The deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new tax law is enacted. Recording the effects of a change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

    The provision for income taxes is as follows:

                    Years Ended December 31,
                    1998      1997      1996
                  ---------------------------
                         (In Millions)
        Current    $134.1    $127.9    $163.5
        Deferred    (20.6)    (14.4)    (49.8)
                  ---------------------------
                   $113.5    $113.5    $113.7
                  ---------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (Continued)

    The sources of the Company's provision for deferred taxes are as follows:

                                                Years Ended December 31,
                                                1998      1997      1996
                                              ----------------------------
                                                    (In Millions)
        Non deductible reserves               $   28.2  $  (27.6) $   (6.4)
        Duration hedging                          20.8      (2.6)    (14.9)
        Partnership income                        20.8
        Deferred policy acquisition costs        (12.6)    (18.0)      2.1
        Investment valuation                     (24.5)      3.9      (7.3)
        Policyholder reserves                    (29.5)     20.1     (28.5)
        Other                                     (2.6)      9.8       5.2
                                              ----------------------------
        Deferred taxes from operations             0.6     (14.4)    (49.8)
        Release of subsidiary deferred taxes     (21.2)
                                              ----------------------------
        Deferred tax provision                $  (20.6) $  (14.4) $  (49.8)
                                              ----------------------------

    The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes.

    A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                   Years Ended December 31,
                                                   1998      1997      1996
                                                 ----------------------------
                                                       (In Millions)
        Income taxes at the statutory rate       $  124.2  $  101.3  $   98.1
          Equity tax                                 (5.0)      5.0      16.3
          Amortization of intangibles on equity
           method investments                         4.3       7.6       6.5
          Non-taxable investment income              (3.6)     (2.6)     (2.1)
          Other                                      (6.4)      2.2      (5.1)
                                                 ----------------------------
        Provision for income taxes               $  113.5  $  113.5  $  113.7
                                                 ----------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (Continued)

    The net deferred tax liability is comprised of the following tax effected temporary differences:

                                                          December 31,
                                                         1998     1997
                                                        ----------------
                                                         (In Millions)
        Policyholder reserves                           $ 254.3  $ 224.8
        Investment valuation                               44.7     20.2
        Deferred compensation                              33.7     25.9
        Dividends                                           7.6      7.7
        Non deductible reserves                             5.9     34.1
        Depreciation                                       (2.4)    (2.5)
        Duration hedging                                   (8.5)    12.3
        Deferred policy acquisition costs                 (13.3)   (25.9)
        Partnership income                                (20.8)
        Other                                              (1.4)     3.8
                                                        ----------------
        Deferred taxes from operations                    299.8    300.4
        Deferred taxes assumed in acquisition of
         subsidiary                                         4.8
        Issuance of partnership units by affiliate        (74.9)   (47.9)
        Unrealized gain on securities available for
         sale                                            (272.3)  (307.8)
                                                        ----------------
        Net deferred tax liability                      $ (42.6) $ (55.3)
                                                        ----------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. COMPREHENSIVE INCOME

    The Company displays comprehensive income and its components in the accompanying consolidated statements of stockholder's equity and the note herein. The Company's only component of other comprehensive income, unrealized gain (loss) on securities available for sale, is shown net of reclassification adjustments, as defined by SFAS No. 130, and net of income tax in the accompanying consolidated statements of stockholder's equity. The disclosure of the gross components of other comprehensive income is as follows:

                                                      Years Ended December 31,
                                                      1998      1997      1996
                                                      -------------------------
                                                            (In Millions)
       Calculation of Holding Gain (Loss):
       -----------------------------------
         Gross holding gain (loss) on
          securities available for sale               $(13.4) $ 338.2  $ (75.7)
         Tax (expense) benefit                           4.5   (117.1)    26.5
                                                      ------------------------
         Holding gain (loss) on securities
          available for sale, net of tax              $ (8.9) $ 221.1  $ (49.2)
                                                      ------------------------

       Calculation of Reclassification Adjustment:
       -------------------------------------------
         Realized gain on sale of securities
          available for sale                          $ 89.3  $  38.9  $  82.6
         Tax expense                                   (31.3)   (13.8)   (29.0)
                                                      ------------------------
         Reclassification adjustment, net of
          tax                                         $ 58.0  $  25.1  $  53.6
                                                      ------------------------

       Amounts Reported in Other Comprehensive Income:
       -----------------------------------------------
         Holding gain (loss) on securities
          available for sale, net of tax              $ (8.9) $ 221.1  $ (49.2)
         Less reclassification adjustment, net
          of tax                                        58.0     25.1     53.6
                                                      ------------------------
         Net unrealized gain (loss) recognized
          in other comprehensive income               $(66.9) $ 196.0  $(102.8)
                                                      ------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. REINSURANCE

    The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance on future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial condition. All assets associated with reinsured business remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                          December 31,
                                          1998    1997
                                         --------------
                                          (In Millions)
      Reinsured universal life deposits  $(46.0) $(39.6)
      Future policy benefits              108.9    92.2
      Unpaid claims                        12.5    14.0
      Paid claims                          24.3    10.2

    As of December 31, 1998, 79% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

    Revenues and benefits are shown net of the following reinsurance transactions:

                                                        Years Ended December 31,
                                                           1998   1997   1996
                                                        ------------------------
                                                             (In Millions)
      Ceded reinsurance netted against insurance premi-
       ums                                                $ 82.7 $ 70.7 $ 44.3
      Assumed reinsurance included in insurance premiums    17.2   18.1   17.8
      Ceded reinsurance netted against policy fees          65.0   77.5   71.0
      Ceded reinsurance netted against net investment
       income                                              203.3  204.9  192.5
      Ceded reinsurance netted against interest credited   162.8  165.8  155.2
      Ceded reinsurance netted against policy benefits     121.3   93.4   56.7
      Assumed reinsurance included in policy benefits       17.7   12.7    9.9

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. SEGMENT INFORMATION

    The Company's six operating segments are Individual Insurance, Institutional Products Group, Annuities, Group Employee Benefits, Broker-Dealers and Investment Management. These segments have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

    The Individual Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group. The Institutional Products Group segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team. The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers ("NASD") firms, and regional and national wirehouses.

    The Group Employee Benefits segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators. The Broker-Dealers segment includes five NASD registered firms that provide securities and affiliated insurance brokerage services and investment advisory services through more than 3,100 registered representatives. The Investment Management segment is primarily comprised of the Company's investment in PIMCO Advisors (Note 1). PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

    Corporate and Other primarily includes investment income, expenses and assets not attributable to the major segments and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.

    The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and capital gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The income tax provision is allocated based on each segment's actual tax liability.

    Intersegment revenues include commissions paid by the Individual Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Investment Management segment assets have been reduced by an intersegment note payable of $110 million as of December 31, 1998. The related intersegment note receivable is included in Corporate and Other segment assets.

    The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

    Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant non cash item is interest credited to universal life, annuity and other investment contract deposits and is disclosed herein.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  SEGMENT INFORMATION (Continued)

     Financial information for each of the business segments is as follows:

                                     Institutional             Group
                          Individual   Products               Employee Broker- Investment Corporate
                          Insurance      Group     Annuities  Benefits Dealers Management and Other    Total
                          ------------------------------------------------------------------------------------
External customers and                                      (In Millions)
 other revenue
 December 31, 1998        $   414.6    $    43.3   $  124.0    $521.2  $236.1    $ 17.1   $   17.4   $ 1,373.7
 December 31, 1997            379.2         61.6       83.3     480.6   154.0      21.8        3.2     1,183.7
 December 31, 1996            335.4         36.8       41.4     431.7    82.2      22.2        5.7       955.4
Intersegment revenues
 December 31, 1998                                                      185.3               (185.3)          -
 December 31, 1997                                                      143.3               (143.3)          -
 December 31, 1996                                                       98.0                (98.0)          -
Net investment income
 December 31, 1998            565.7        565.5       88.6      23.1     0.9       8.0       42.0     1,293.8
 December 31, 1997            485.2        509.6      149.4      24.9     0.8       6.2       49.2     1,225.3
 December 31, 1996            404.1        465.5      149.6      21.9     0.8       4.8       40.6     1,087.3
Net realized capital
 gains (losses)
 December 31, 1998              3.4        (13.6)       4.6       1.7               4.0       38.6        38.7
 December 31, 1997              9.8         12.8        0.6       2.0              20.8       39.3        85.3
 December 31, 1996              5.7          5.0       (4.5)      2.3               1.1       34.4        44.0
Net income of equity
 method investees
 December 31, 1998                                                                103.0                  103.0
 December 31, 1997                                                                 80.1                   80.1
 December 31, 1996                                                                 61.3                   61.3
Total revenues
 December 31, 1998            983.7        595.2      217.2     546.0   422.3     132.1      (87.3)    2,809.2
 December 31, 1997            874.2        584.0      233.3     507.5   298.1     128.9      (51.6)    2,574.4
 December 31, 1996            745.2        507.3      186.5     455.9   181.0      89.4      (17.3)    2,148.0

Segment profit (loss)
 before income tax
 provision
 December 31, 1998            151.1         74.6       34.1      10.3     9.9      60.1       14.9       355.0
 December 31, 1997            132.4         98.3       23.5      28.8     6.4      24.6      (24.5)      289.5
 December 31, 1996            109.3         80.7      (16.5)     26.3     4.3      34.1       42.1       280.3
Income tax provision
 (benefit)
 December 31, 1998             52.6         21.2       11.3       2.9     4.5       2.1       18.9       113.5
 December 31, 1997             55.8         33.9        9.4       9.1     2.7      10.1       (7.5)      113.5
 December 31, 1996             44.8         27.5       (0.4)      6.2     1.8      21.5       12.3       113.7
Segment net income
 (loss)
 December 31, 1998             98.5         53.4       22.8       7.4     5.4      58.0       (4.0)      241.5
 December 31, 1997             76.6         64.4       14.1      19.7     3.7      14.5      (17.0)      176.0
 December 31, 1996             64.5         53.2      (16.1)     20.1     2.5      12.6       29.8       166.6
Interest credited on
 universal life, annuity
 and other investment
 contract deposits
 December 31, 1998            449.6        354.1       71.0                                    6.1       880.8
 December 31, 1997            378.8        299.8      106.2                                   13.0       797.8
 December 31, 1996            290.3        232.9      132.8                                    9.0       665.0
Segment assets
 As of December 31, 1998   14,578.2     15,221.0    8,384.2     361.1    55.8     267.3    1,016.3    39,883.9
 As of December 31, 1997   13,426.7     12,241.7    6,310.8     368.6    52.4     305.4    1,303.2    34,008.8


                                                                                                            79

                Pacific Life Insurance Company and Subsidiaries

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS

    PENSION PLANS

    Pacific Life has defined benefit pension plans which cover all eligible employees who have one year of continuous employment and have attained age
    21. The full-benefit vesting period for all participants is five years.

    Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

    Components of net periodic pension cost are as follows:

                                                 Years Ended December 31,
                                                1998      1997       1996
                                               ----------------------------
                                                     (In Millions)
        Service cost - benefits earned during
         the year                              $  4.0     $  3.6     $  3.7
        Interest cost on projected benefit
         obligation                              10.9       10.4        9.8
        Expected return on plan assets          (15.0)     (12.8)     (11.2)
        Amortization of net obligations and
         prior service cost                      (1.4)      (1.4)      (1.4)
                                               ----------------------------
        Net periodic pension cost (benefit)    $ (1.5)    $ (0.2)    $  0.9
                                               ----------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)

    The following tables set forth the pension plans' reconciliation of benefit obligation, plan assets and funded status for the years ended:


                                                      December 31,
                                                       1998    1997
                                                      --------------
                                                      (In Millions)
        Change in Benefit Obligation:
        -----------------------------
        Benefit obligation, beginning of year         $157.9  $140.9
          Service cost                                   4.0     3.6
          Interest cost                                 10.9    10.4
          Plan expense                                  (0.3)   (0.2)
          Actuarial loss                                11.9    10.1
          Benefits paid                                 (6.6)   (6.9)
        Benefit obligation, end of year               $177.8  $157.9
                                                      --------------
        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year  $180.3  $154.2
          Actual return on plan assets                  21.9    33.2
          Plan expense                                  (0.3)   (0.2)
          Benefits paid                                 (6.6)   (6.9)
                                                      --------------
        Fair value of plan assets, end of year        $195.3  $180.3
                                                      --------------
        Funded Status Reconciliation:
        -----------------------------
        Funded status                                 $ 17.5  $ 22.4
        Unrecognized transition asset                   (3.6)   (4.8)
        Unrecognized prior service cost                 (1.0)   (1.2)
        Unrecognized actuarial gain                     (9.7)  (14.7)
                                                      --------------
        Prepaid pension cost                          $  3.2  $  1.7
                                                      --------------

    In determining the actuarial present value of the projected benefit obligation as of December 31, 1998 and 1997, the weighted average discount rate used was 6.5% and 7.0%, respectively, and the rate of increase in future compensation levels was 5.0% and 5.5%, respectively. The expected long-term rate of return on plan assets was 8.5% in 1998 and 1997.

    In connection with the merger of PCL into Pacific Life as discussed in Note 4, Pacific Life assumed sponsorship of PCL's defined benefit pension plan. This pension plan provides for retirement income benefits at age 65 with reduced benefits for early retirement. Effective December 31, 1997, PCL's defined benefit plan merged into Pacific Life's plan. All benefits associated with PCL's plan remain unchanged subsequent to the merger.

    POSTRETIREMENT BENEFITS

    Pacific Life sponsors a defined benefit health care plan and a defined benefit life insurance plan (the "Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and

                Pacific Life Insurance Company and Subsidiaries

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)

    coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

    The net periodic postretirement benefit cost for the years ended December 31, 1998, 1997 and 1996 is $0.7 million, $0.8 million and $1.4 million, respectively. As of December 31, 1998 and 1997, the accumulated benefit obligation is $19.3 million and $20.0 million, respectively. The fair value of the plan assets as of December 31, 1998 and 1997 is zero. The amount of accrued benefit cost included in other liabilities on the accompanying consolidated statements of financial condition is $25.3 million and $26.0 million as of December 31, 1998 and 1997, respectively.

    The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 8% and 9% for 1998 and 1997, respectively, and is assumed to decrease gradually to 3.5% in 2003 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 7% and 8% for 1998 and 1997, respectively, and is assumed to decrease gradually to 3% in 2003 and remain at that level thereafter.

    The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1998 would be increased by 8.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 7.5%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 1998 would be decreased by 6.8%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.5%.

    The discount rate used in determining the accumulated postretirement benefit obligation is 6.5% and 7.0% for 1998 and 1997, respectively.

    OTHER PLANS

    Pacific Life provides a voluntary Retirement Incentive Savings Plan ("RISP") pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Effective October 1, 1997, Pacific Life's RISP changed the matching percentage of each employee's contributions from 50% to 75%, up to a maximum of 6% of eligible employee compensation and restricted the matched investment to an Employee Stock Ownership Plan ("ESOP") sponsored by Pacific LifeCorp. The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions.

    Pacific Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

    The Company also has performance based incentive compensation plans for its employees.

15. TRANSACTIONS WITH AFFILIATES

    Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $42.1 million, $27.5 million and $14.3 million for the years ended December 31, 1998, 1997 and 1996, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee which is based on an

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. TRANSACTIONS WITH AFFILIATES (Continued)

    allocation of actual costs. Such administration fees amounted to $232,000, $165,000 and $108,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

    PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $16.9 million, $11.4 million and $6.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. Included in equity securities on the accompanying consolidated statements of financial condition are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $40.3 million and $46.5 million as of December 31, 1998 and 1997, respectively.

    Pacific Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.2 million, $1.2 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively.

16. TERMINATION AND NON-COMPETITION AGREEMENTS

    Effective November 15, 1994, in connection with the PIMCO Advisors transaction (Note 1), termination and non-competition agreements were entered into with certain former key employees of PAM's subsidiaries. These agreements provide terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments. When the amount of future obligations to be made to a key employee is determinable, a liability for such amount is established.

    For the years ended December 31, 1998, 1997 and 1996, approximately $49.4 million, $85.8 million and $35.3 million, respectively, is included in operating expenses on the accompanying consolidated statements of operations related to the termination and non-competition agreements. This includes payments of $43.1 million in 1997 to former key employees who elected to sell to PAM's subsidiaries their rights to the future proceeds from the PIMCO Advisors units.

17. COMMITMENTS

    The Company has outstanding commitments to make investments primarily in fixed maturities, mortgage loans, limited partnerships and other investments as follows (In Millions):

          Years Ending December 31:
          -------------------------
           1999                      $172.7
           2000-2003                  202.1
           2004 and thereafter         55.9
                                     ------
          Total                      $430.7
                                     ------

    The Company leases office facilities under various non-cancelable operating leases. Aggregate minimum future commitments as of December 31, 1998 through the term of the leases are approximately $37.5 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. LITIGATION

    The Company was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by the Company on or after January 1, 1982. The Company has settled this litigation pursuant to a finalsettlement agreement approved by the Court in November 1998. The settlement agreement is currently being implemented. The cost of the settlement has been included in the accompanying consolidated statements of operations during the three years ended December 31, 1998.

    Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

    ----------------------------------------------------------------------------


ILLUSTRATIONS
                                                   ---------------------------------------------------------
                                                    Illustrations 1 through 8, which appear on the following
                                                    pages, illustrate how the death benefit, Accumulated
 If you ask us, we'll provide                       Value and Net Cash Surrender Value of a hypothetical
 you with different kinds of                        Policy may vary over an extended period of time, based
 illustrations:                                     on certain hypothetical rates of return.

 .Illustrations similar to the                       These illustrations are based on a hypothetical Policy
 ones in this prospectus, but                       with the following characteristics:
 based on information you give
 us about the Ages of the person                   .the Face Amount for Illustrations 1, 2, 7 and 8 is $80,042
 or the two people to be insured
 by the Policy, their risk classes,                .The Face Amount for Illustrations 3 and 4 is $94,464
 the Face Amount, the death
 benefit and premium payments.                     .The Face Amount for Illustrations 5 and 6 is $114,737

 .Illustrations that show the                       .the guideline single premium for the Illustrations is $40,000 allocation of premium payments to
 specified Variable Accounts. These                .on the Policy Date, the person insured by the Policy in
 will reflect the expenses of the                   Illustrations 1, 2, 7 and 8 is:
 Portfolio of the Fund in which the
 Variable Account invests.                          - a 60-year old male non-smoker

 .Illustrations that use a                          .on the Policy Date, the person insured by the Policy in
 hypothetical gross rate of return                  Illustrations 3 and 4 is:
 that's greater than 12%. These are
 available only to certain large                    - a 60-year old female non-smoker
 institutional investors.
                                                   .on the policy date, the people insured by the Policy in
                                                    Illustrations 5 and 6 are:

                                                    - a 60-year old male non-smoker

                                                    - a 60-year old female non-smoker

                                                   The Policy option and the cost of insurance rates vary
                                                   by illustration, as follows:
                                                   ------------------------------------------------------------
                                                                  Policy option          Cost of insurance rate
                                                   ------------------------------------------------------------
                                                   Illustration 1  Single Life Option    Current
                                                   Illustration 2  Single Life Option    Guaranteed
                                                   Illustration 3  Single Life Option    Current
                                                   Illustration 4  Single Life Option    Guaranteed
                                                   Illustration 5  Last Survivor Option  Current
                                                   Illustration 6  Last Survivor Option  Guaranteed
                                                   Illustration 7  Single Life Option    Current
                                                   Illustration 8  Single Life Option    Guaranteed
                                                   ------------------------------------------------------------

                                                    Assumptions
                                                    The illustrations are based on the guideline premium test.
                                                    Here are the assumptions we're using:

                                                   .The hypothetical rates of return are equal to constant
                                                    gross annual rates of 0%, 6% and 12%.

                                                   .An amount equal to the annual premium, after taxes, is
                                                    invested to earn interest at 5% compounded annually for the second column of each table, Total premiums paid plus
                                                    interest at 5%, which shows the amount that would
                                                    accumulate.

                                                   .No Policy loans have been taken out.


                                                  .  The amounts shown for the death benefits, Accumulated Values and Net Cash
                                                     Surrender Values reflect charges deducted from the Variable Accounts. This means that the net investment return on the Variable Accounts is lower than the gross investment return on the assets.

                                                  .  The amounts shown for the death benefits, Accumulated Values and Net Cash
                                                     Surrender Values also reflect premium loads, administrative charges and mortality and expense risk charges.

 The Fund's investment advisory fees and          .  llustrations 1 to 6 assume total annual advisory fees and expenses of .77% of
 expenses are shown in An Overview of                total average daily net assets of the Fund. This reflects average advisory fees
 Pacific Select Estate Maximizer.                    of .69% and average expenses of .08% based upon fees and expenses of Portfolios available as Investment Options under the Policy.

                                                  .  llustrations 7 and 8 assume total annual advisory fees and expenses of .72%
                                                     of total average daily net assets of the Fund. This reflects weighted average advisory fees of .65% and weighted average expenses of .08% based upon fees and expenses of Portfolios available as Investment Options under the Policy.

                                                  .  There are no charges against the Variable Accounts for income taxes but we reserve the right to impose charges in the future.

                                                     Things to keep in mind
                                                     Here are a few things to keep in mind when reviewing the illustrations:

                                                  .  The values shown would be different if, although the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, they also rose above or fell below those averages for individual Policy years.

                                                  .  After we've deducted the charges and Fund expenses described in the assumptions above, the illustrated gross annual investment rates of return of
                                                     0%, 6% and 12% correspond to approximate net annual rates of return of
                                                     -.77%, 5.18%, and 11.14% for illustrations 1 to 6 and -.72%, 5.24% and 11.19%
                                                     for illustrations 7 and 8.

                                                  .  The amounts shown would be different if unisex insurance rates were used or if the people insured by the last survivor Policy were females and insurance rates for females were used.

                                                  .  For the illustrations that assume current cost of insurance rates, the amounts shown would be different if either person insured by the Policy was a smoker and rates for smokers were used.

                                                  .  The Fund expenses used in the illustrations do not include foreign taxes.
                                                     Here's what foreign taxes were for the year ended December 31, 1998:

                                                     ----------------------------------------
                                                                        Percentage of average
                                                     Portfolio          daily net assets
                                                     ----------------------------------------
                                                     Aggressive Equity         0.01%
                                                     Growth LT                 0.01%
                                                     Equity Income             0.01%
                                                     Equity Index              0.01%
                                                     International             0.23%
                                                     Emerging Markets          0.26%
                                                     ----------------------------------------

ILLUSTRATIONS

                                           ---------------------------------------------------------------------------------
                                           Illustration 1
                                           Single Life Option at current cost of insurance rates
                                           Based on average annual advisory fees and expenses of the Portfolios

                                           SINGLE LIFE OPTION
                                           FACE AMOUNT:$80,042
                                           MALE NONSMOKER ISSUE AGE 60
                                           GUIDELINE SINGLE PREMIUM:$40,000

Modified single premium                    ---------------------------------------------------------------------------------
variable universal life                                     Total
Illustration of death benefits,                             premiums
Accumulated Values and Net Cash            End of           paid plus         End of year DEATH BENEFIT assuming
Surrender Values.                          Policy           interest at       hypothetical gross annual investment return of
                                           Year                5%                0%                 6%                12%
This illustration assumes no               ---------------------------------------------------------------------------------
Policy loans or partial
withdrawals have been made.                 1                $42,000          $80,042             $80,042            $80,042
                                            2                $44,100          $80,042             $80,042            $80,042
The net death benefits, Accumulated         3                $46,305          $80,042             $80,042            $80,042
Values and Net Cash Surrender               4                $48,620          $80,042             $80,042            $80,042
Values will differ if premiums              5                $51,051          $80,042             $80,042            $80,042
are paid in different amounts or            6                $53,604          $80,042             $80,042            $80,042
frequencies.                                7                $56,284          $80,042             $80,042            $85,896
                                            8                $59,098          $80,042             $80,042            $92,692
The hypothetical investment rates           9                $62,053          $80,042             $80,042           $100,019
shown above and elsewhere in this          10                $65,156          $80,042             $80,042           $107,916
prospectus are illustrative only           15                $83,157          $80,042             $80,042           $158,153
and should not be interpreted as           20               $106,132          $80,042             $81,611           $246,574
a representation of past or                25               $135,454          $80,042             $98,459           $391,753
future investment results. Actual          30               $172,877          $80,042            $118,784           $622,410
rates of return may be more or             35               $220,640          $80,042            $137,880           $951,445
less than those shown and will             ---------------------------------------------------------------------------------
depend on a number of factors,                       End of year                           End of year
including the investment                             ACCUMULATED VALUE                     NET CASH SURRENDER VALUE
allocations made to Variable               End of    assuming hypothetical gross           assuming hypothetical gross
Accounts by the Owner and the              Policy    annual investment return of           annual investment return of
experience of the Accounts. No             Year        0%           6%          12%          0%           6%          12%
representation can be made by us,          ---------------------------------------------------------------------------------
the Separate Account or the Fund
that these hypothetical rates of            1        $38,866      $41,199      $43,531     $34,980      $37,199      $39,531
return can be achieved for any              2        $37,726      $42,392      $47,329     $33,953      $38,392      $43,329
one year or sustained over any              3        $36,618      $43,621      $51,463     $33,322      $40,021      $47,863
period of time.                             4        $35,541      $44,886      $56,005     $32,698      $41,686      $52,805
                                            5        $34,495      $46,190      $60,948     $32,081      $43,390      $58,148
This is an illustration only. An            6        $33,479      $47,533      $66,328     $31,470      $45,133      $63,928
illustration is not intended to             7        $32,491      $48,915      $72,182     $30,866      $46,915      $70,182
predict actual performance.                 8        $31,531      $50,340      $78,553     $30,270      $48,740      $76,953
Interest rates, dividends, and              9        $30,599      $51,848      $85,486     $29,681      $50,648      $84,286
values set forth in the                    10        $29,693      $53,402      $93,031     $29,693      $53,402      $93,031
illustration are not guaranteed.           15        $26,580      $64,425     $147,806     $26,580      $64,425     $147,806
                                           20        $23,774      $77,725     $234,832     $23,774      $77,725     $234,832
                                           25        $21,244      $93,770     $373,098     $21,244      $93,770     $373,098
                                           30        $18,964     $113,127     $592,771     $18,964     $113,127     $592,771
                                           35        $16,908     $136,515     $942,025     $16,908     $136,515     $942,025
                                           ---------------------------------------------------------------------------------

                                                                                                                          87

                                                         ------------------------------------------------------------------------
                                                         Illustration 2
                                                         Single Life Option at guaranteed cost of insurance rates
                                                         Based on average annual advisory fees and expenses of the Portfolios

                                                         SINGLE LIFE OPTION
                                                         FACE AMOUNT:$80,042
                                                         MALE NONSMOKER ISSUE AGE 60
                                                         GUIDELINE SINGLE PREMIUM:$40,000

Modified single premium                                  ------------------------------------------------------------------------
variable universal life                                          Total
Illustration of death benefits,                                  premiums
Accumulated Values and Net Cash                          End of  paid plus       End of year DEATH BENEFIT assuming
Surrender Values.                                        Policy  interest at     hypothetical gross annual investment return of
                                                         Year        5%             0%                  6%                  12%
This illustration assumes no Policy loans                ------------------------------------------------------------------------
or partial withdrawals have been made.                    1      $42,000         $80,042             $80,042              $80,042
                                                          2      $44,100         $80,042             $80,042              $80,042
*Additional payment will be required to                   3      $46,305         $80,042             $80,042              $80,042
prevent Policy termination.                               4      $48,620         $80,042             $80,042              $80,042
                                                          5      $51,051         $80,042             $80,042              $80,042
The death benefits, Accumulated Values and Net            6      $53,604         $80,042             $80,042              $80,042
Cash Surrender Values will differ if premiums             7      $56,284         $80,042             $80,042              $81,914
are paid in different amounts or frequencies.             8      $59,098         $80,042             $80,042              $88,332
                                                          9      $62,053         $80,042             $80,042              $95,229
The hypothetical investment rates shown above            10      $65,156         $80,042             $80,042             $102,641
and elsewhere in this prospectus are illustrative        15      $83,157              $0*            $80,042             $148,654
only and should not be interpreted as a                  20      $106,132             $0*            $80,042             $230,633
representation of past or future investment results.     25      $135,454             $0*            $80,042             $360,564
Actual rates of return may be more or less than          30      $172,877             $0*                 $0*            $553,990
those shown and will depend on a number of factors,      35      $220,640             $0*                 $0*            $826,365
including the investment allocations made to Variable    ------------------------------------------------------------------------
Accounts by the Owner and the experience of the
Accounts. No representation can be made by us, the
Separate Account or the Fund that these hypothetical              End of year                         End of year
rates of return can be achieved for any one year or               ACCUMULATED VALUE                   NET CASH SURRENDER VALUE
sustained over any period of time.                       End of   assuming hypothetical gross         assuming hypothetical gross
                                                         Policy   annual investment return of         annual investment return of
This is an illustration only. An illustration is not     Year        0%        6%         12%            0%        6%         12%
intended to predict actual performance. Interest rates,  -------------------------------------------------------------------------
dividends, and values set forth in the illustration       1      $38,382    $40,723    $ 43,064      $34,544    $36,723   $ 39,064
are not guaranteed.                                       2      $36,669    $41,378    $ 46,368      $33,002    $37,378   $ 42,368
                                                          3      $34,886    $41,999    $ 49,989      $31,746    $38,399   $ 46,389
                                                          4      $33,017    $42,577    $ 53,971      $30,376    $39,377   $ 50,771
                                                          5      $31,045    $43,103    $ 58,412      $28,871    $40,303   $ 55,612
                                                          6      $28,951    $43,571    $ 63,341      $27,214    $41,171   $ 60,941
                                                          7      $26,716    $43,972    $ 68,835      $25,381    $41,972   $ 66,835
                                                          8      $24,320    $44,299    $ 74,857      $23,347    $42,699   $ 73,257
                                                          9      $21,736    $44,540    $ 81,392      $21,084    $43,340   $ 80,192
                                                         10      $18,926    $44,679    $ 88,483      $18,926    $44,679   $ 88,483
                                                         15           $0*   $44,506    $138,929           $0*   $44,506   $138,929
                                                         20           $0*   $36,477    $219,651           $0*   $36,477   $219,651
                                                         25           $0*   $ 3,520    $343,394           $0*   $ 3,520   $343,394
                                                         30           $0*        $0*   $527,610           $0*        $0*  $527,610
                                                         35           $0*        $0*   $818,184           $0*        $0*  $818,184
                                                         -------------------------------------------------------------------------

ILLUSTRATIONS

                                                          -------------------------------------------------------------------
                                                          Illustration 3
                                                          Single Life Option at current cost of insurance rates
                                                          Based on average annual advisory fees and expenses of the Portfolios

                                                          SINGLE LIFE OPTION
                                                          FACE AMOUNT:$94,464
                                                          FEMALE NONSMOKER ISSUE AGE 60
                                                          GUIDELINE SINGLE PREMIUM:$40,000

Modified single premium                                   -------------------------------------------------------------------
variable universal life                                                 Total
Illustration of death benefits, Accumulated                             premiums        End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.                     End of        paid plus       hypothetical gross annual investment
                                                          Policy        interest at     return of
This illustration assumes no Policy loans                 Year              5%            0%              6%            12%
or partial withdrawals have been made.                    -------------------------------------------------------------------
                                                           1             $42,000       $94,464         $94,464        $94,464
The death benefits, Accumulated Values and Net             2             $44,100       $94,464         $94,464        $94,464
Cash Surrender Values will differ if premiums              3             $46,305       $94,464         $94,464        $94,464
are paid in different amounts or frequencies.              4             $48,620       $94,464         $94,464        $94,464
                                                           5             $51,051       $94,464         $94,464        $94,464
The hypothetical investment rates shown above              6             $53,604       $94,464         $94,464        $94,464
and elsewhere in this prospectus are illustrative          7             $56,284       $94,464         $94,464        $94,464
only and should not be interpreted as a                    8             $59,098       $94,464         $94,464        $94,464
representation of past or future investment results.       9             $62,053       $94,464         $94,464       $100,219
Actual rates of return may be more or less than           10             $65,156       $94,464         $94,464       $108,309
those shown and will depend on a number of factors,       15             $83,157       $94,464         $94,464       $158,839
including the investment allocations made to Variable     20            $106,132       $94,464         $94,464       $248,299
Accounts by the Owner and the experience of the           25            $135,454       $94,464         $98,459       $394,492
Accounts. No representation can be made by us,            30            $172,877       $94,464        $118,784       $626,763
the Separate Account or the Fund that these hypothetical  35            $220,640       $94,464        $137,902       $958,246
rates of return can be achieved for any one year or       -------------------------------------------------------------------
sustained over any period of time.                                End of year                    End of year
                                                                  ACCUMULATED VALUE              NET CASH SURRENDER VALUE
This is an illustration only. An illustration is          End of  assuming hypothetical gross    assuming hypothetical gross
not intended to predict actual performance.               Policy  annual investment return of    annual investment return of
Interest rates, dividends, and values set forth in the    Year       0%       6%        12%          0%       6%        12%
illustration are not guaranteed.                          -------------------------------------------------------------------
                                                           1      $38,866   $41,199   $43,531     $34,980   $37,199   $39,531
                                                           2      $37,726   $42,392   $47,329     $33,953   $38,392   $43,329
                                                           3      $36,618   $43,621   $51,463     $33,322   $40,021   $47,863
                                                           4      $35,541   $44,886   $56,005     $32,698   $41,686   $52,805
                                                           5      $34,495   $46,190   $60,948     $32,081   $43,390   $58,148
                                                           6      $33,479   $47,533   $66,328     $31,470   $45,133   $63,928
                                                           7      $32,491   $48,915   $72,182     $30,866   $46,915   $70,182
                                                           8      $31,531   $50,340   $78,587     $30,270   $48,740   $76,987
                                                           9      $30,599   $51,848   $85,657     $29,681   $50,648   $84,457
                                                          10      $29,693   $53,402   $93,370     $29,693   $53,402   $93,370
                                                          15      $26,580   $64,425  $148,448     $26,580   $64,425  $148,448
                                                          20      $23,774   $77,725  $236,475     $23,774   $77,725  $236,475
                                                          25      $21,244   $93,770  $375,707     $21,244   $93,770  $375,707
                                                          30      $18,964  $113,127  $596,917     $18,964  $113,127  $596,917
                                                          35      $16,908  $136,536  $948,759     $16,908  $136,536  $948,759
                                                          -------------------------------------------------------------------

                                        -------------------------------------------------------------------------------------------
                                        Illustration 4
                                        Single Life Option at guaranteed cost of insurance rates
                                        Based on average annual fees and expenses of the Portfolios

                                        SINGLE LIFE OPTION
                                        FACE AMOUNT:$94,464
                                        FEMALE NONSMOKER ISSUE AGE 60
                                        GUIDELINE SINGLE PREMIUM:$40,000

Modified single premium                 ------------------------------------------------------------------------------------------
variable universal life                              Total
Illustration of death benefits,                      premiums
Accumulated Values and Net Cash         End of       paid plus                End of year DEATH BENEFIT assuming
Surrender Values.                       Policy       interest at              hypothetical gross annual investment return of
                                        Year             5%                     0%                    6%                    12%
This illustration assumes no            ------------------------------------------------------------------------------------------
Policy loans or partial withdrawals      1               $42,000              $94,464               $94,464                $94,464
have been made.                          2               $44,100              $94,464               $94,464                $94,464
                                         3               $46,305              $94,464               $94,464                $94,464
*Additional payment will be required     4               $48,620              $94,464               $94,464                $94,464
 to prevent Policy termination.          5               $51,051              $94,464               $94,464                $94,464
                                         6               $53,604              $94,464               $94,464                $94,464
The death benefits, Accumulated          7               $56,284              $94,464               $94,464                $94,464
Values and Net Cash Surrender Values     8               $59,098              $94,464               $94,464                $94,464
will differ if premiums are paid in      9               $62,053              $94,464               $94,464                $96,626
different amounts or frequencies.       10               $65,156              $94,464               $94,464               $104,426
                                        15               $83,157              $94,464               $94,464               $153,018
The hypothetical investment rates       20              $106,132                   $0*              $94,464               $239,185
shown above and elsewhere in this       25              $135,454                   $0*              $94,464               $377,398
prospectus are illustrative only        30              $172,877                   $0*                   $0*              $585,587
and should not be interpreted as a      35              $220,640                   $0*                   $0*              $877,367
representation of past or future        ------------------------------------------------------------------------------------------
investment results. Actual rates of                End of year                                End of year
return may be more or less than                    ACCUMULATED VALUE                          NET CASH SURRENDER VALUE
those shown and will depend on a        End of     assuming hypothetical gross                assuming hypothetical gross
number of factors, including the        Policy     annual investment return of                annual investment return of
investment allocations made to          Year          0%            6%            12%            0%            6%            12%
Variable Accounts by the Owner and      ------------------------------------------------------------------------------------------
the experience of the Accounts. No       1         $38,527       $40,865        $43,202       $34,674       $36,865        $39,202
representation can be made by us,        2         $36,993       $41,686        $46,656       $33,294       $37,686        $42,656
the Separate Account or the Fund         3         $35,424       $42,494        $50,428       $32,236       $38,894        $46,828
that these hypothetical rates of         4         $33,806       $43,279        $54,593       $31,101       $40,079        $51,393
return can be achieved for any one       5         $32,126       $44,034        $59,156       $29,877       $41,234        $56,356
year or sustained over any period        6         $30,375       $44,756        $64,169       $28,553       $42,356        $61,769
of time.                                 7         $28,546       $45,442        $69,694       $27,119       $43,442        $67,694
                                         8         $26,634       $46,092        $75,806       $25,568       $44,492        $74,206
This is an illustration only. An         9         $24,630       $46,704        $82,586       $23,891       $45,504        $81,386
illustration is not intended to         10         $22,517       $47,269        $90,023       $22,517       $47,269        $90,023
predict actual performance.             15          $9,338       $50,340       $143,008        $9,338       $50,340       $143,008
Interest rates, dividends, and          20              $0*      $48,897       $227,796            $0*      $48,897       $227,796
values set forth in the                 25              $0*      $33,521       $359,427            $0*      $33,521       $359,427
illustration are not guaranteed.        30              $0*           $0*      $557,702            $0*           $0*      $557,702
                                        35              $0*           $0*      $868,681            $0*           $0*      $868,681
                                        ------------------------------------------------------------------------------------------

ILLUSTRATIONS

                                           --------------------------------------------------------------------------------
                                           Illustration 5
                                           Last Survivor Option at current cost of insurance rates
                                           Based on average annual fees and expenses of the Portfolios

                                           LAST SURVIVOR OPTION
                                           FACE AMOUNT:$114,737
                                           MALE NONSMOKER ISSUE AGE 60
                                           FEMALE NONSMOKER ISSUE AGE 60
                                           GUIDELINE SINGLE PREMIUM:$40,000

Modified single premium                    --------------------------------------------------------------------------------------
variable universal life                                     Total
Illustration of death benefits,                             premiums
Accumulated Values and Net Cash            End of           paid plus            End of year DEATH BENEFIT assuming
Surrender Values.                          Policy           interest at          hypothetical gross annual investment return of
                                           Year                 5%                  0%                 6%                12%
This illustration assumes no               -------------------------------------------------------------------------------------
Policy loans or partial                     1                $42,000             $114,737           $114,737            $114,737
withdrawals have been made.                 2                $44,100             $114,737           $114,737            $114,737
                                            3                $46,305             $114,737           $114,737            $114,737
The death benefits, Accumulated             4                $48,620             $114,737           $114,737            $114,737
Values and Net Cash Surrender Values        5                $51,051             $114,737           $114,737            $114,737
will differ if premiums are paid            6                $53,604             $114,737           $114,737            $114,737
in different amounts or                     7                $56,284             $114,737           $114,737            $114,737
frequencies.                                8                $59,098             $114,737           $114,737            $114,737
                                            9                $62,053             $114,737           $114,737            $114,737
The hypothetical investment rates           10               $65,156             $114,737           $114,737            $114,737
shown above and elsewhere in this           15               $83,157             $114,737           $114,737            $164,793
prospectus are illustrative only            20              $106,132             $114,737           $114,737            $258,580
and should not be interpreted as            25              $135,454             $114,737           $114,737            $412,888
a representation of past or                 30              $172,877             $114,737           $125,385            $659,281
future investment results. Actual           35              $220,640             $114,737           $146,236          $1,012,608
rates of return may be more or             -------------------------------------------------------------------------------------
less than those shown and will                       End of year                             End of year
depend on a number of factors,                       ACCUMULATED VALUE                       NET CASH SURRENDER VALUE
including the investment                   End of    assuming hypothetical gross             assuming hypothetical gross
allocations made to Variable               Policy    annual investment return of             annual investment return of
Accounts by the Owner and the              Year        0%           6%           12%           0%           6%           12%
experience of the Accounts. No             -------------------------------------------------------------------------------------
representation can be made by us,           1        $39,049      $41,393        $43,736     $35,144      $37,393        $39,736
the Separate Account or the Fund            2        $38,054      $42,766        $47,753     $34,248      $38,766        $43,753
that these hypothetical rates of            3        $37,047      $44,154        $52,116     $33,713      $40,554        $48,516
return can be achieved for any              4        $36,067      $45,572        $56,901     $33,181      $42,372        $53,701
one year or sustained over any              5        $35,111      $47,038        $62,109     $32,653      $44,238        $59,309
period of time.                             6        $34,180      $48,551        $67,795     $32,129      $46,151        $65,395
                                            7        $33,272      $50,115        $74,000     $31,608      $48,115        $72,000
This is an illustration only. An            8        $32,387      $51,772        $80,774     $31,092      $50,172        $79,174
illustration is not intended to             9        $31,525      $53,484        $88,168     $30,579      $52,284        $86,968
predict actual performance.                 10       $30,685      $55,252        $96,248     $30,685      $55,252        $96,248
Interest rates, dividends, and              15       $27,613      $66,992       $154,012     $27,613      $66,992       $154,012
values set forth in the                     20       $24,829      $81,227       $246,266     $24,829      $81,227       $246,266
illustration are not guaranteed.            25       $22,307      $98,487       $393,227     $22,307      $98,487       $393,227
                                            30       $20,022     $119,415       $627,887     $20,022     $119,415       $627,887
                                            35       $17,952     $144,789     $1,002,582     $17,952     $144,789     $1,002,582
                                           -------------------------------------------------------------------------------------

                                                                                                                              91

                                             --------------------------------------------------------------------------------
                                             Illustration 6
                                             Last Survivor Option at guaranteed cost of insurance rates
                                             Based on average annual fees and expenses of the Portfolios

                                             LAST SURVIVOR OPTION
                                             FACE AMOUNT:$114,737
                                             MALE NONSMOKER ISSUE AGE 60
                                             FEMALE NONSMOKER ISSUE AGE 60
                                             GUIDELINE SINGLE PREMIUM:$40,000

Modified single premium                      ---------------------------------------------------------------------------------
variable universal life                                Total
Illustration of death benefits,                        premiums
Accumulated Values and Net Cash              End of    paid plus              End of year DEATH BENEFIT assuming
Surrender Values.                            Policy    interest at            hypothetical gross annual investment return of
                                             Year          5%                   0%                  6%                  12%
This illustration assumes no                 ---------------------------------------------------------------------------------
Policy loans or partial withdrawals           1          $42,000              $114,737            $114,737            $114,737
have been made.                               2          $44,100              $114,737            $114,737            $114,737
                                              3          $46,305              $114,737            $114,737            $114,737
* Additional payment will be                  4          $48,620              $114,737            $114,737            $114,737
required to prevent Policy                    5          $51,051              $114,737            $114,737            $114,737
termination.                                  6          $53,604              $114,737            $114,737            $114,737
                                              7          $56,284              $114,737            $114,737            $114,737
The death benefits, Accumulated               8          $59,098              $114,737            $114,737            $114,737
Values and Net Cash Surrender Values          9          $62,053              $114,737            $114,737            $114,737
will differ if premiums are paid             10          $65,156              $114,737            $114,737            $114,737
in different amounts or frequencies.         15          $83,157              $114,737            $114,737            $164,404
                                             20         $106,132                    $0*           $114,737            $257,827
The hypothetical investment rates            25         $135,454                    $0*           $114,737            $407,775
shown above and elsewhere in this            30         $172,877                    $0*                 $0*           $633,221
prospectus are illustrative only             35         $220,640                    $0*                 $0*           $948,634
and should not be interpreted as a           ---------------------------------------------------------------------------------
representation of past or future                      End of year                       End of year
investment results. Actual rates of                   ACCUMULATED VALUE                 NET CASH SURRENDER VALUE
return may be more or less than              End of   assuming hypothetical gross       assuming hypothetical gross
those shown and will depend on a             Policy   annual investment return of       annual investment return of
number of factors, including the             Year        0%         6%         12%         0%          6%          12%
investment allocations made to               -----------------------------------------------------------------------------
Variable Accounts by the Owner and            1        $39,049    $41,393     $43,736     $35,144     $37,393      $39,736
the experience of the accounts. No            2        $38,054    $42,766     $47,753     $34,248     $38,766      $43,753
representation can be made by us,             3        $37,045    $44,154     $52,116     $33,711     $40,554      $48,516
the Separate Account or the Fund              4        $36,015    $45,551     $56,901     $33,134     $42,351      $53,701
that these hypothetical rates of              5        $34,952    $46,951     $62,100     $32,506     $44,151      $59,300
return can be achieved for any one            6        $33,844    $48,344     $67,756     $31,814     $45,944      $65,356
year or sustained over any period             7        $32,678    $49,723     $73,914     $31,044     $47,723      $71,914
of time.                                      8        $31,438    $51,080     $80,632     $30,181     $49,480      $79,032
                                              9        $30,110    $52,448     $87,975     $29,207     $51,248      $86,775
This is an illustration only.                10        $28,673    $53,775     $96,022     $28,673     $53,775      $96,022
An illustration is not intended to           15        $19,223    $61,032    $153,649     $19,223     $61,032     $153,649
predict actual performance.                  20             $0*   $63,882    $245,550          $0*    $63,882     $245,550
Interest rates, dividends, and               25             $0*   $53,724    $388,357          $0*    $53,724     $388,357
values set forth in the illustration         30             $0*        $0*   $603,068          $0*         $0*    $603,068
are not guaranteed.                          35             $0*        $0*   $939,242          $0*         $0*    $939,242
                                             -----------------------------------------------------------------------------

ILLUSTRATIONS

                                           ----------------------------------------------------------------------------------------
                                           Illustration 7
                                           Single Life Option at current cost of insurance rates
                                           Based on a weighted average of annual advisory fees and expenses of the Portfolios

                                           SINGLE LIFE OPTION
                                           FACE AMOUNT:$80,042
                                           MALE NONSMOKER ISSUE AGE 60
                                           GUIDELINE SINGLE PREMIUM:$40,000
                                           ----------------------------------------------------------------------------------------
Modified single premium                                     Total
variable universal life                                     premiums
Illustration of death benefits,            End of           paid plus              End of year DEATH BENEFIT assuming
Accumulated Values and Net Cash            Policy           interest at            hypothetical gross annual investment return of
Surrender Values.                          Year                 5%                    0%                 6%                   12%
                                           ----------------------------------------------------------------------------------------
This illustration assumes no                1                $ 42,000              $ 80,042           $ 80,042              $80,042
Policy loans or partial                     2                $ 44,100              $ 80,042           $ 80,042              $80,042
withdrawals have been made.                 3                $ 46,305              $ 80,042           $ 80,042              $80,042
                                            4                $ 48,620              $ 80,042           $ 80,042              $80,042
The death benefits, Accumulated             5                $ 51,051              $ 80,042           $ 80,042              $80,042
Values and Net Cash Surrender Values        6                $ 53,604              $ 80,042           $ 80,042              $80,042
will differ if premiums are paid            7                $ 56,284              $ 80,042           $ 80,042              $86,201
in different amounts or                     8                $ 59,098              $ 80,042           $ 80,042              $93,067
frequencies.                                9                $ 62,053              $ 80,042           $ 80,042             $100,474
                                           10                $ 65,156              $ 80,042           $ 80,042             $108,462
The hypothetical investment rates          15                $ 83,157              $ 80,042           $ 80,042             $159,355
shown above and elsewhere in this          20                $106,132              $ 80,042           $ 82,437             $249,076
prospectus are illustrative only           25                $135,454              $ 80,042           $ 99,705             $396,728
and should not be interpreted as           30                $172,877              $ 80,042           $120,591             $631,907
a representation of past or                35                $220,640              $ 80,042           $140,330             $968,404
future investment results. Actual          ----------------------------------------------------------------------------------------
rates of return may be more or                         End of year                              End of year
less than those shown and will                         ACCUMULATED VALUE                        NET CASH SURRENDER VALUE
depend on a number of factors,             End of      assuming hypothetical gross              assuming hypothetical gross
including the investment                   Policy      annual investment return of              annual investment return of
allocations made to Variable               Year           0%            6%           12%           0%            6%           12%
Accounts by the Owner and the              ----------------------------------------------------------------------------------------
experience of the Accounts. No              1          $38,886       $41,219       $43,552      $34,997       $37,219       $39,552
representation can be made by us,           2          $37,764       $42,434       $47,377      $33,988       $38,434       $43,377
the Separate Account or the Fund            3          $36,673       $43,686       $51,541      $33,373       $40,086       $47,941
that these hypothetical rates of            4          $35,613       $44,977       $56,118      $32,764       $41,777       $52,918
return can be achieved for any              5          $34,582       $46,306       $61,102      $32,162       $43,506       $58,302
one year or sustained over any              6          $33,580       $47,676       $66,529      $31,566       $45,276       $64,129
period of time.                             7          $32,606       $49,088       $72,437      $30,976       $47,088       $70,437
                                            8          $31,659       $50,543       $78,871      $30,393       $48,943       $77,271
This is an illustration only. An            9          $30,739       $52,084       $85,875      $29,816       $50,884       $84,675
illustration is not intended to            10          $29,844       $53,671       $93,502      $29,844       $53,671       $93,502
predict actual performance.                15          $26,784       $64,914      $148,930      $26,784       $64,914      $148,930
Interest rates, dividends, and             20          $24,018       $78,512      $237,215      $24,018       $78,512      $237,215
values set forth in the                    25          $21,519       $94,957      $377,836      $21,519       $94,957      $377,836
illustration are not guaranteed.           30          $19,260      $114,848      $601,816      $19,260      $114,848      $601,816
                                           35          $17,218      $138,941      $958,816      $17,218      $138,941      $958,816
                                           ----------------------------------------------------------------------------------------

                                           --------------------------------------------------------------------------------
                                           Illustration 8
                                           Single Life Option at guaranteed cost of insurance rates
                                           Based on weighted average of annual advisory fees and expenses of the Portfolios

                                           SINGLE LIFE OPTION
                                           FACE AMOUNT:$80,042
                                           MALE NONSMOKER ISSUE AGE 60
                                           GUIDELINE SINGLE PREMIUM:$40,000
                                           ----------------------------------------------------------------------------------------
Modified single premium                                    Total
variable universal life                                    premiums
Illustration of death benefits,            End of          paid plus               End of year DEATH BENEFIT assuming
Accumulated Values and Net Cash            Policy          interest at             hypothetical gross annual investment return of
Surrender Values.                          Year               5%                      0%                  6%                  12%
                                           ----------------------------------------------------------------------------------------
This illustration assumes no                1               $42,000                $80,042             $80,042              $80,042
Policy loans or partial                     2               $44,100                $80,042             $80,042              $80,042
withdrawals have been made.                 3               $46,305                $80,042             $80,042              $80,042
                                            4               $48,620                $80,042             $80,042              $80,042
* Additional payment will be                5               $51,051                $80,042             $80,042              $80,042
required to prevent Policy                  6               $53,604                $80,042             $80,042              $80,042
termination.                                7               $56,284                $80,042             $80,042              $82,240
                                            8               $59,098                $80,042             $80,042              $88,728
The death benefits, Accumulated             9               $62,053                $80,042             $80,042              $95,704
Values and Net Cash Surrender Values       10               $65,156                $80,042             $80,042             $103,205
will differ if premiums are paid           15               $83,157                     $0*            $80,042             $149,849
in different amounts or                    20              $106,132                     $0*            $80,042             $233,074
frequencies.                               25              $135,454                     $0*            $80,042             $365,301
                                           30              $172,877                     $0*                 $0*            $562,688
The hypothetical investment rates          35              $220,640                     $0*                 $0*            $841,460
shown above and elsewhere in this          ----------------------------------------------------------------------------------------
prospectus are illustrative only                      End of year                               End of year
and should not be interpreted as                      ACCUMULATED VALUE                         NET CASH SURRENDER VALUE
a representation of past or                End of     assuming hypothetical gross               assuming hypothetical gross
future investment results. Actual          Policy     annual investment return of               annual investment return of
rates of return may be more or             Year         0%            6%            12%           0%            6%           12%
less than those shown and will             ----------------------------------------------------------------------------------------
depend on a number of factors,              1         $38,402       $40,743        $43,086      $34,562       $36,743       $39,086
including the investment                    2         $36,707       $41,421        $46,417      $33,036       $37,421       $42,417
allocations made to Variable                3         $34,942       $42,066        $50,069      $31,797       $38,466       $46,469
Accounts by the Owner and the               4         $33,090       $42,669        $54,088      $30,443       $39,469       $50,888
experience of the Accounts. No              5         $31,134       $43,224        $58,573      $28,955       $40,424       $55,773
representation can be made by us,           6         $29,056       $43,722        $63,555      $27,312       $41,322       $61,155
the Separate Account or the Fund            7         $26,836       $44,156        $69,109      $25,494       $42,156       $67,109
that these hypothetical rates of            8         $24,454       $44,518        $75,193      $23,476       $42,918       $73,593
return can be achieved for any              9         $21,882       $44,799        $81,798      $21,226       $43,599       $80,598
one year or sustained over any             10         $19,086       $44,980        $88,970      $19,086       $44,980       $88,970
period of time.                            15              $0*      $45,129       $140,045           $0*      $45,129      $140,045
                                           20              $0*      $37,788       $221,976           $0*      $37,788      $221,976
This is an illustration only. An           25              $0*       $6,716       $347,906           $0*       $6,716      $347,906
illustration is not intended to            30              $0*           $0*      $535,893           $0*           $0*     $535,893
predict actual performance.                35              $0*           $0*      $833,129           $0*           $0*     $833,129
Interest rates, dividends, and             ----------------------------------------------------------------------------------------
values set forth in the
illustration are not guaranteed.

                                    APPENDIX

                           DEATH BENEFIT PERCENTAGES

 Age    Percentage   Age   Percentage   Age   Percentage    Age    Percentage
 ----   ----------   ---   ----------   ---   ----------    ---    ----------
 0-40      250%      50       185%      60       130%       70        115%
  41       243       51       178       61       128        71        113
  42       236       52       171       62       126        72        111
  43       229       53       164       63       124        73        109
  44       222       54       157       64       122        74        107
  45       215       55       150       65       120       75-90      105
  46       209       56       146       66       119        91        104
  47       203       57       142       67       118        92        103
  48       197       58       138       68       117        93        102
  49       191       59       134       69       116        94+       101

PACIFIC SELECT
ESTATE MAXIMIZER                              WHERE TO GO FOR MORE INFORMATION

The Pacific Select Estate Maximizer           For more information about Pacific Select Estate Maximizer, please call or
variable life insurance policy is             write to us at the address below. You should also use this address to send us
underwritten by Pacific Life Insurance        any notices, forms or requests about your Policy.
Company.
                                              --------------------------------------------------------------------------------
How to Contact Us                             Pacific Life Insurance Company
                                              Client Services Department
                                              700 Newport Center Drive
                                              P.O. Box 7500
                                              Newport Beach, California 92658-7500

                                              1-800-800-7681
                                              7 a.m. through 5 p.m. Pacific time

                                              --------------------------------------------------------------------------------
How to Contact the SEC                        You can also find reports and other information about the Policy and Separate
                                              Account from the SEC. The SEC may charge you a fee for this information.

                                              Public Reference Section of the SEC
                                              Washington, D.C. 20549-6009
                                              1-800-SEC-0330
                                              Internet: www.sec.gov


                 Supplement to Prospectus Dated May 1, 1999 for
                        Pacific Select Estate Maximizer
            Modified Single Premium Variable Life Insurance Policies
                    Issued by Pacific Life Insurance Company


In this supplement, you and your mean the      This supplement provides information about four additional Variable Investment
Policyholder or Owner. Pacific Life, we,       Options offered under this Policy. Each of these Investment Options is set up
us, and our refer to Pacific Life Insurance    as a Variable Account under our Separate Account and invests in a corresponding
Company. M Fund refers to M Fund, Inc.         Portfolio of the M Fund.
You'll find an explanation of what
capitalized terms mean in the accompanying         Variable Account I:       Brandes International Equity Fund
variable life insurance prospectus or the          Variable Account II:      Turner Core Growth Fund
M Fund prospectus.                                 Variable Account III:     Frontier Capital Appreciation Fund
                                                   Variable Account IV:      Enhanced U.S. Equity Fund
The M Fund is described in detail in its
prospectus and in its Statement of             You can allocate premium payments and transfer Accumulated Value to these
Additional Information (SAI).                  Variable Investment Options, as well as to the other Investment Options described in the accompanying Pacific Select Estate Maximizer prospectus.
Pacific Select Estate Maximizer is
described in detail in the accompanying        INFORMATION ABOUT M FUND
variable life insurance prospectus. Except
as described below, all features and           M Fund, Inc.
procedures of the Policy described in its      M Fund is a diversified, open-end management investment company registered with
prospectus remain intact.                      the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. M Fund currently offers four separate Portfolios as Investment Options under the Policies. Each Portfolio pursues different investment objectives and policies. The shares of each Portfolio are purchased by us for the corresponding Variable Account at net asset value, i.e., without sales load.
                                               All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. M Fund shares may be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

Supplement dated May 1, 1999

                                                                                                                                   1


Your Policy's Accumulated Value will    The following chart is a summary of the M Fund Portfolios. You'll find detailed
fluctuate depending on the Investment   descriptions of the Portfolios, including the risks associated with investing
Options you've chosen.                  in the Portfolios, in the M Fund prospectus. There's no guarantee that a
                                        Portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

                                                          The Portfolio's    The Portfolio's Main
                                        Portfolio         Investment Goal    Investments                        Portfolio Manager

                                        Brandes           Long-term capital  Equity securities of foreign       Brandes Investment
                                        International     appreciation.      issuers, including common stocks,  Partners, L.P.
                                        Equity                               preferred stocks and securities
                                                                             that are convertible into common
                                                                             stocks. Focuses on stocks with
                                                                             capitalizations of $1 billion
                                                                             or more.

                                        Turner Core       Long-term capital  Common stocks that show strong     Turner Investment
                                        Growth Fund       appreciation.      earnings potential and also have   Partners, Inc.
                                                                             reasonable valuations.

                                        Frontier Capital  Maximum capital    Common stock of companies of all   Frontier Capital
                                        Appreciation      appreciation.      sizes with emphasis on stocks      Management
                                                                             companies with capitalizations of  Company, Inc.
                                                                             less than $3 billion.

                                        Enhanced U.S.     Above-market       Common stocks of U.S. companies    Franklin Portfolio
                                        Equity            total return.      which the portfolio manager        Associates LLC
                                                                             believes have the potential for
                                                                             higher rates of return than the
                                                                             Standard & Poor's 500 Composite
                                                                             Stock Price Index while having
                                                                             risks similar to those of the
                                                                             index.

We are not responsible for the          M Financial Investment Advisers, Inc. (MFIA) is the investment adviser for each
operation of the M Fund or any of       Portfolio of the M Fund, and has retained other firms to manage the Portfolios.
its Portfolios. We also are not         MFIA and the M Fund's Board of Directors oversee the management of all of the M
responsible for ensuring that the       Fund's Portfolios.
M Fund and its Portfolios comply
with any laws that apply.



You'll find more information about Policy      Fees and Expenses Paid by the M Fund
charges in An Overview of Pacific Select       The M Fund pays advisory fees and other expenses. These are deducted from the
Estate Maximizer in the accompanying           assets of each Portfolio and may vary from year to year. They are not fixed and
variable life insurance prospectus.            are not part of the terms of your Policy. If you choose a Variable Investment
                                               Option, these fees and expenses affect you indirectly because they reduce
You'll find more about M Fund fees             Portfolio returns.
and expenses in the accompanying M Fund
prospectus.                                    M Fund's expenses are assessed at the Fund level and are not direct charges against the Variable Accounts or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's net asset value. We in turn use each Portfolio's net asset value to compute the corresponding Variable
                                               Account's Accumulation Unit Value.

                                               . Advisory fee
                                               MFIA is the investment adviser to the M Fund. The M Fund pays an advisory fee to MFIA for these services. The table below shows the advisory fee as an annual percentage of each Portfolio's average daily net assets.

                                               . Other expenses
                                               The table also shows expenses the M Fund paid in 1998 as an annual percentage of each Portfolio's average daily net assets. MFIA has agreed to pay operating expenses of the M Fund (not including brokerage or other Portfolio transaction expenses, expenses for litigation, indemnification, taxes, or other extraordinary expenses) that exceed 0.25% of each Portfolio's average daily net assets. MFIA does this voluntarily, but does not guarantee that it will continue to do so after December 31, 1999.

                                               M Fund Expenses after Expense Limitation/1/

                                                                                              Advisory   Other      Total
                                                                                              fee        expenses   expenses
                                                                                              --------   --------   --------
                                               Brandes International Equity                     1.05%      0.25%      1.30%
                                               Turner Core Growth                               0.45%      0.25%      0.70%
                                               Frontier Capital Appreciation                    0.90%      0.25%      1.15%
                                               Enhanced U.S. Equity                             0.55%      0.25%      0.80%

                                               /1/ Actual expenses for 1998 were 3.57% for Brandes International Equity
                                               Portfolio, 3.42% for Turner Core Growth Portfolio, 1.75% for Frontier Capital
                                               Appreciation Portfolio, and 2.34% for Enhanced U.S. Equity Portfolio. MFIA paid the difference.

                                               Statements and reports we'll send you
                                               We'll send you financial statements that we receive from M Fund.

The rights we describe in the accompanying     Voting rights
variable life insurance prospectus under       We're the legal owner of the shares of the M Fund that are held by the Variable
Disregard of Voting Instructions and           Accounts. The voting rights we describe in the Voting of Fund Shares section of
Substitution of Investments also apply to      the accompanying variable life insurance prospectus and how we'll exercise them
the M Fund.                                    also apply to the M Fund.

                                                                                                                             3

ILLUSTRATIONS
                                                   --------------------------------------------------------------------------------

If you ask us, we'll provide you with              Illustrations 1 and 2, which appear on the following pages, illustrate how the
different kinds of illustrations:                  death benefit, Accumulated Value and Net Cash Surrender Value of a hypothetical
                                                   Policy may vary over an extended period of time, based on certain hypothetical
 . Illustrations similar to the ones in the         rates of return.
  prospectus and this supplement, but
  based on information you give us about           These illustrations are based on a hypothetical Policy with the following
  the Ages of the person or the two                characteristics:
  people to be insured by the Policy, their
  risk classes, the Face Amount, the death         . the Face Amount is $80,042
  benefit and premium payments.
                                                   . the guideline single premium is $40,000
 . Illustrations that show the allocation
  of premium payments to specified Variable        . on the Policy Date, the person insured by the Policy is a 60-year old male
  Accounts. These will reflect the                   non-smoker
  expenses of the Portfolio in which the
  Variable Account invests.                        The cost of insurance rates vary by illustration, as follows:
                                                   -------------------------------------------------
 . Illustrations that use a hypothetical gross                                 Cost of insurance rate
  rate of return that's greater than 12%.          -------------------------------------------------
  These are available only to certain large        Illustration 1             Current
  institutional investors.                         Illustration 2             Guaranteed
                                                   -------------------------------------------------

                                                   Assumptions
                                                   The illustrations are based on the guideline premium test. Here are the assumptions we're using:

                                                   . The hypothetical rates of return are equal to constant gross annual rates of
                                                     0%, 6% and 12%.

                                                   . An amount equal to the annual premium, after taxes, is invested to earn interest at 5% compounded annually for the second column of each table, Total premiums paid plus interest at 5%, which shows the amount that would accumulate.

                                                   . No Policy loans have been taken out.


                                                   . The amounts shown for the death benefits, Accumulated Values and Net Cash
                                                     Surrender Values reflect charges deducted from the Variable Accounts. This means that the net investment return on the Variable Accounts is lower than the gross investment return on the assets.

                                                   . The amounts shown for the death benefits, Accumulated Values and Net Cash
                                                     Surrender Values also reflect premium loads, administrative charges and mortality and expense risk charges.

The Pacific Select Fund's investment               . The Illustrations assume total annual advisory fees and expenses of .80% of
advisory fees and expenses are shown                 total average daily net assets of the Fund. This reflects average advisory
in An Overview of Pacific Select Estate              fees of .69% and average expenses of .11% based upon fees and expenses of
Maximizer.                                           Portfolios available as Investment Options under the Policy.

The M Fund's investment advisory fees              . There are no charges against the Variable Accounts for income taxes but we
and expenses are shown on page 3 of                  reserve the right to impose charges in the future.
this supplement.
                                                   Things to keep in mind
                                                   Here are a few things to keep in mind when reviewing the illustrations:

                                                   . The values shown would be different if, although the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, they also rose above or fell below those averages for individual Policy years.

                                                   . After we've deducted the charges and fund expenses described in the assumptions above, the illustrated gross annual investment rates of return of
                                                     0%, 6% and 12% correspond to approximate net annual rates of return of -.80%,
                                                     5.15%, and 11.10%.

                                                   . The amounts shown would be different if unisex insurance rates were used or if two people were insured by a last survivor Policy.

                                                   . For the illustration that assumes current cost of insurance rates, the amounts shown would be different if the person insured by the Policy was a smoker and rates for smokers were used.

                                                   . The Portfolio expenses used in the illustrations do not include foreign taxes.
                                                     Here's what foreign taxes were for the year ended December 31, 1998:

                                                   -------------------------------------------------------
                                                                                    Percentage of average
                                                   Portfolio                        daily net assets
                                                   -------------------------------------------------------
                                                   Pacific Select Fund:
                                                    Aggressive Equity               0.01%
                                                    Growth LT                       0.01%
                                                    Equity Income                   0.01%
                                                    Equity Index                    0.01%
                                                    International                   0.23%
                                                    Emerging Markets                0.26%
                                                   M Fund:
                                                    Brandes International Equity    0.18%
                                                   -------------------------------------------------------

                                                                                                                                  5

                                                   --------------------------------------------------------------------------------

                                                   Illustration 1
                                                   Single Life Option at current cost of insurance rates
                                                   Based on average annual advisory fees and expenses of the portfolios

                                                   SINGLE LIFE OPTION
                                                   FACE AMOUNT:$80,042
                                                   MALE NONSMOKER ISSUE AGE 60
                                                   GUIDELINE SINGLE PREMIUM:$40,000

                                                   -------------------------------------------------------------------------------
Modified single premium                                        Total
variable universal life                                        premiums             End of year DEATH BENEFIT assuming
Illustration of death benefits, Accumulated        End of      paid plus            hypothetical gross annual investment
Values and Net Cash Surrender Values.              Policy      interest at          return of
                                                   Year           5%                  0%                 6%                 12%
This illustration assumes no Policy loans or       -------------------------------------------------------------------------------
partial withdrawals have been made.                 1            $42,000            $80,042            $80,042             $80,042
                                                    2            $44,100            $80,042            $80,042             $80,042
The death benefits, Accumulated Values              3            $46,305            $80,042            $80,042             $80,042
and Net Cash Surrender Values will differ           4            $48,620            $80,042            $80,042             $80,042
if premiums are paid in different amounts           5            $51,051            $80,042            $80,042             $80,042
or frequencies.                                     6            $53,604            $80,042            $80,042             $80,042
                                                    7            $56,284            $80,042            $80,042             $85,715
The hypothetical investment rates shown             8            $59,098            $80,042            $80,042             $92,468
above and elsewhere in this prospectus              9            $62,053            $80,042            $80,042             $99,747
are illustrative only and should not be            10            $65,156            $80,042            $80,042            $107,591
interpreted as a representation of past or         15            $83,157            $80,042            $80,042            $157,438
future investment results. Actual rates of         20           $106,132            $80,042            $81,119            $245,088
return may be more or less than those              25           $135,454            $80,042            $97,717            $388,805
shown and will depend on a number of               30           $172,877            $80,042           $117,712            $616,794
factors, including the investment                  35           $220,640            $80,042           $136,430            $941,437
allocations made to Variable Accounts by           -------------------------------------------------------------------------------
the Owner and the experience of the                          End of year                           End of year
Accounts. No representation can be                           ACCUMULATED VALUE                     NET CASH SURRENDER VALUE
made by us, the Separate Account or the            End of    assuming hypothetical gross           assuming hypothetical gross
underlying funds that these hypothetical           Policy    annual investment return of           annual investment return of
rates of return can be achieved for any one        Year        0%           6%          12%          0%          6%         12%
year or sustained over any period of time.         -------------------------------------------------------------------------------
                                                    1        $38,855      $41,186      $43,517     $34,969     $37,186     $39,517
This is an illustration only. An                    2        $37,703      $42,366      $47,300     $33,933     $38,366     $43,300
illustration is not intended to predict             3        $36,585      $43,581      $51,416     $33,292     $39,981     $47,816
actual performance. Interest rates,                 4        $35,498      $44,832      $55,937     $32,658     $41,632     $52,737
dividends, and values set forth in the              5        $34,443      $46,120      $60,856     $32,032     $43,320     $58,056
illustration are not guaranteed.                    6        $33,418      $47,446      $66,207     $31,413     $45,046     $63,807
                                                    7        $32,422      $48,812      $72,029     $30,801     $46,812     $70,029
                                                    8        $31,455      $50,218      $78,363     $30,197     $48,618     $76,763
                                                    9        $30,515      $51,707      $85,254     $29,600     $50,507     $84,054
                                                   10        $29,603      $53,240      $92,751     $29,603     $53,240     $92,751
                                                   15        $26,459      $64,134     $147,138     $26,459     $64,134    $147,138
                                                   20        $23,629      $77,256     $233,418     $23,629     $77,256    $233,418
                                                   25        $21,081      $93,064     $370,290     $21,081     $93,064    $370,290
                                                   30        $18,788     $112,106     $587,423     $18,788    $112,106    $587,423
                                                   35        $16,724     $135,079     $932,116     $16,724    $135,079    $932,116
                                                   -------------------------------------------------------------------------------

                                                   --------------------------------------------------------------------------------

                                                   Illustration 2
                                                   Single Life Option at guaranteed cost of insurance rates
                                                   Based on average annual advisory fees and expenses of the portfolios

                                                   SINGLE LIFE OPTION
                                                   FACE AMOUNT:$80,042
                                                   MALE NONSMOKER ISSUE AGE 60
                                                   GUIDELINE SINGLE PREMIUM:$40,000

                                                   -------------------------------------------------------------------------------
Modified single premium                                      Total
variable universal life                                      premiums
Illustration of death benefits, Accumulated        End of    paid plus       End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.              Policy    interest at     hypothetical gross annual investment return of
                                                   Year          5%            0%                      6%                   12%
This illustration assumes no Policy loans or       -------------------------------------------------------------------------------
partial withdrawals have been made.                 1          $42,000       $80,042                 $80,042               $80,042
                                                    2          $44,100       $80,042                 $80,042               $80,042
*Additional payment will be required to             3          $46,305       $80,042                 $80,042               $80,042
prevent Policy termination.                         4          $48,620       $80,042                 $80,042               $80,042
                                                    5          $51,051       $80,042                 $80,042               $80,042
The death benefits, Accumulated Values              6          $53,604       $80,042                 $80,042               $80,042
and Net Cash Surrender Values will differ           7          $56,284       $80,042                 $80,042               $81,720
if premiums are paid in different amounts           8          $59,098       $80,042                 $80,042               $88,096
or frequencies.                                     9          $62,053       $80,042                 $80,042               $94,946
                                                   10          $65,156       $80,042                 $80,042              $102,304
The hypothetical investment rates shown            15          $83,157            $0*                $80,042              $147,943
above and elsewhere in this prospectus             20         $106,132            $0*                $80,042              $229,185
are illustrative only and should not be            25         $135,454            $0*                $80,042              $357,758
interpreted as a representation of past or         30         $172,877            $0*                     $0*             $548,851
future investment results. Actual rates of         35         $220,640            $0*                     $0*             $817,464
return may be more or less than those              -------------------------------------------------------------------------------
shown and will depend on a number of                        End of year                            End of year
factors, including the investment                           ACCUMULATED VALUE                      NET CASH SURRENDER VALUE
allocations made to Variable Accounts by           End of   assuming hypothetical gross            assuming hypothetical gross
the Owner and the experience of the                Policy   annual investment return of            annual investment return of
Accounts. No representation can be                 Year        0%           6%           12%          0%          6%          12%
made by us, the Separate Account or the            -------------------------------------------------------------------------------
underlying funds that these hypothetical            1       $38,370      $40,710       $43,051    $34,533     $36,710      $39,051
rates of return can be achieved for                 2       $36,646      $41,352       $46,339    $32,981     $37,352      $42,339
any one year or sustained over any period of        3       $34,852      $41,958       $49,942    $31,715     $38,358      $46,342
time.                                               4       $32,973      $42,521       $53,901    $30,335     $39,321      $50,701
                                                    5       $30,991      $43,031       $58,316    $28,822     $40,231      $55,516
This is an illustration only. An illustration       6       $28,888      $43,481       $63,214    $27,155     $41,081      $60,814
is not intended to predict actual performance.      7       $26,645      $43,862       $68,672    $25,313     $41,862      $66,672
Interest rates, dividends, and values set           8       $24,241      $44,168       $74,657    $23,271     $42,568      $73,057
forth in the illustration are not guaranteed.       9       $21,648      $44,386       $81,150    $20,999     $43,186      $79,950
                                                   10       $18,831      $44,499       $88,194    $18,831     $44,499      $88,194
                                                   15            $0*     $44,133      $138,265         $0*    $44,133     $138,265
                                                   20            $0*     $35,697      $218,271         $0*    $35,697     $218,271
                                                   25            $0*      $1,627      $340,722         $0*     $1,627     $340,722
                                                   30            $0*          $0*     $522,715         $0*         $0*    $522,715
                                                   35            $0*          $0*     $809,370         $0*         $0*    $809,370
                                                   -------------------------------------------------------------------------------

                                                                                                                                 7

Form No. 15-21534-00